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[COMPASS LOGO]


PROFESSIONALLY MANAGED COMBINATION
FIXED/VARIABLE ANNUITIES
FOR PERSONAL INVESTMENTS AND
QUALIFIED RETIREMENT PLANS


SEMIANNUAL REPORT - JUNE 30, 2002

CAPITAL APPRECIATION VARIABLE ACCOUNT
GLOBAL GOVERNMENTS VARIABLE ACCOUNT
GOVERNMENT SECURITIES VARIABLE ACCOUNT
HIGH YIELD VARIABLE ACCOUNT
MANAGED SECTORS VARIABLE ACCOUNT
MONEY MARKET VARIABLE ACCOUNT
TOTAL RETURN VARIABLE ACCOUNT


ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.),
A WHOLLY OWNED SUBSIDIARY OF
SUN LIFE OF CANADA (U.S.) HOLDINGS, INC.

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TABLE OF CONTENTS

Letter from the President                                     1

Management Review and Outlook                                 2

Performance Summary                                           8

Portfolio of Investments                                      9

Financial Statements                                         25

Notes to Financial Statements                                42

Board of Managers and Officers                       Back Cover



    NOT FDIC INSURED       MAY LOSE VALUE          NO BANK GUARANTEE
    NOT A DEPOSIT          NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE PRESIDENT
DEAR CONTRACT OWNERS,

Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5.0% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

-    How can the recession be over if the markets have been doing so poorly?

- If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY

We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?

Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU

The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and in Sun Life and we welcome any questions or comments you may have.

Respectfully,


/s/ C. James Prieur


C. James Prieur
President of the Compass Accounts

July 15, 2002

(1)  Source: Lipper Inc.

(2)  Source: Thomson Wealth Management.


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(3)  For the two-year period ended June 30, 2002, bonds, as represented by the
     Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL APPRECIATION VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of (24.41)%, the Compass 3 account provided a total return of (24.45)% and the Compass 3-Level 2 account provided a total return of (23.51)%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of -20.78% over the same period for the account's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The account's return also compares to a -13.16% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market.

Large-cap growth stocks trended lower over the period, amid very volatile trading. Concern about corporate accounting scandals, Middle East tensions, and potential further terrorist acts against the United States seemed to keep investors short-term oriented and increasingly risk averse. Furthermore, lackluster earnings reports and continued muted forward-looking guidance from a number of high profile companies offered little inducement for people to abandon this posture. As a result, growth stocks gave back most of the gains they achieved last fall.

Against this backdrop, most sectors suffered major setbacks, including technology, health care, and industrial goods and services. Many of the biggest companies also lost altitude. Among these were General Electric, AOL Time Warner, and Microsoft. Better performance resided in smaller-cap companies, as well as in defensive growth areas.

We experienced our share of disappointments over the period, the most significant of which was Tyco International. A narrowly averted liquidity squeeze, a flip-flop on its breakup strategy, and revelations concerning some senior managers caused that stock to pull back to levels we haven't seen since 1996. Performance was also affected by not owning some consumer staples stocks that were market leaders during this time period.

On the other hand, the portfolio's holdings among leisure concerns boosted relative performance. Signs of stabilization -- and then apparent firming -- in the advertising arena helped stocks of select media concerns to make headway.

As of the end of the period, we remained underweighted relative to our benchmark in health care and technology, the two biggest traditional growth sectors. We believe that many companies in these areas face medium-term challenges. In the case of health care, we are cautious about the outlook for large drug manufacturers. Over the past few years, growth in research and development spending has not produced proportionately more new drugs. In addition, patent expiration looms for a number of existing drugs, and generic substitution has rapidly accelerated. These things could limit future growth prospects.

In technology, we think demand will remain anemic for some time. We believe long-term winners in this sector will be companies that weather the current downturn by gaining market share and controlling expenses.

Our confidence in an improving advertising environment was higher at the end of the period than it was at the end of 2001, and our exposure in media firms has grown accordingly. Television and radio advertising spending have shown signs of firming, and we think it is likely that outdoor advertising will follow in time. Our focus on financial services firms also remained intact, with a significant concentration in the commercial insurance area. Insurance rates have been rising after a long cyclical downturn. That process accelerated last year with terrorism-related losses. We believe better pricing and better terms (which should help underwriters limit risk) should allow companies with strong balance sheets and solid underwriting discipline to continue to experience improving business fundamentals.

We are cautiously optimistic at this point. We believe evidence of a recovery -- in the economy as well as in corporate profits -- is beginning to take shape. But that recovery will take time. And we can't say when the market will start to reflect that economic improvement. For our part, we will remain true to our growth investment philosophy, that stock prices ultimately follow earnings progress and that bottom-up, company-by-company independent research offers the best way to identify companies with good growth prospects. We will also maintain our investment discipline, paying strict attention to stock valuations.

NOTE TO INVESTORS: EFFECTIVE NOVEMBER 30, 2001, THE RUSSELL 1000 GROWTH INDEX REPLACED THE S&P 500 AS THE PORTFOLIO'S BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR LARGE-CAP GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE HAVE ALSO PROVIDED RETURNS FOR THE S&P 500.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of 10.08%, the Compass 3 account provided a total return of 10.00% and the Compass 3-Level 2 account provided a total return of 9.43%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 9.85% over the same period for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

At the beginning of the period, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts designed to stimulate a recovery in the face of a recession and the tragic events of September 11. Although the global recovery has started to unfold,

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it has been much slower than expected. In the United States, the signals have been mixed. On the one hand, we've seen weak corporate profits, relatively high unemployment, a growing budget deficit, and a weaker dollar. On the other hand, retail sales have held up, housing sales have increased, and the manufacturing sector has been showing signs of strength.

Outside of the United States, economies have been rebounding, but growth has still been slow. Some central banks have begun to tighten monetary policy, and commodity-based economies have done well. Japan, however, the world's second-largest economy, has continued to wallow in recession for over a decade, although many export-driven Japanese companies have started to improve their performance.

The past six months have been a near-ideal environment for the portfolio, as it benefited from both a strong bond market and a weaker dollar. The account invests in developed-government securities. There are two components of the portfolio, bonds and currency, and these two components are managed separately.

On the currency side, we have been overweighted in the commodity-based currencies. These foreign currency positions in Australia and Canada appreciated over the past six months, benefiting the portfolio. A large portion of the Salomon Index is denominated in euros and yen. As the weak U.S. economy and plummeting stock market have led many investors to favor foreign investments, the dollar has declined and we've seen strong appreciation in the yen, euro, and other non-U.S. currencies.

Although our U.S. bond holdings have been slightly long in duration versus the Salomon Index, the portfolio's duration overall has been neutral to the index. (Duration is a measure of a bond's or a portfolio's sensitivity to changes in interest rates.) Over the period, our overweighted position in U.S. mortgage bonds positively impacted the portfolio. With the Fed apparently finished lowering rates, mortgage-backed securities performed well early in the period as fewer homeowners prepaid their mortgages in order to refinance at a lower rate. Toward the end of the period, however, it seemed to us that a weaker-than-expected economic recovery might keep rates down for some time and lead to more refinancing. (Prepayments are generally bad for mortgage bonds because they force investors to take their proceeds and reinvest them at lower prevailing interest rates.) One reason we owned mortgage securities was their attractive yield spreads versus Treasuries. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Another factor in favor of mortgages was that they are considered to be a high-quality asset in an uncertain environment. This led to strong demand from banks and other financial institutions over the period.

Looking ahead, we think the Fed is unlikely to raise interest rates while questions about the recovery continue and inflation around the globe remains well contained. Toward the end of the period, we began to gradually reduce our exposure to U.S. Treasuries and to add to our European bond holdings, particularly in German bonds -- because the German economy has been weaker than most other European economies. Late in the period, we purchased Danish mortgages as they also offered attractive yield spreads over comparable European government bonds.

GOVERNMENT SECURITIES VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of 3.65%, the Compass 3 account provided a total return of 3.60% and the Compass 3-Level 2 account provided a total return of 3.19%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to a return of 4.15% over the same period for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. Over the same period, the average general U.S. government portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance, returned 3.64%.

A challenging economic environment, unexpected accounting scandals, and geopolitical tensions in the Middle East unsettled investors during the first half of 2002, triggering a flight to safety that benefited U.S. government securities. At the beginning of the year, most investors expected to see a strong pickup in the U.S. economy. While first quarter gross domestic product
(GDP) growth was a robust 5.0%, economic growth was more modest during the months that followed. The recovery proved to be both volatile and spotty, lifting some industries but not others. Consumer and government spending remained strong, while business spending was weak.

The bond market also remained challenging. Early in the year, investors expected the Federal Reserve Board (the Fed) to raise short-term interest rates. Instead, interest rates stayed within a narrow range for much of the first half of the year, as uncertainty gripped both the economy and investment markets. In June, mounting worries about accounting fraud, corporate governance, and corporate earnings sent interest rates to year-to-date lows. Throughout the period, corporate bonds suffered as the rating agencies began lowering credit ratings on a number of investment-grade issues, and as investors worried about companies defaulting on their interest payments to bond holders.

U.S. government securities proved to be the best performing sector of the bond market over the period. As investor interest in safe-haven government securities increased, bond prices rose, causing yields -- which move in the opposite direction of prices -- to fall. The yield curve (a display of the difference in yields between bonds with short and long maturities) steepened dramatically as short-term interest rates declined. Prices on bonds with maturities of two years or less appreciated more than those on longer-term bonds.

Mortgage-backed securities, which accounted for about 50% of the portfolio's assets at period-end, posted the strongest returns within the government bond sector. Mortgage bonds did well in part because they offered a slight yield advantage over Treasuries, a benefit that became increasingly attractive to investors as interest rates remained stable or appeared poised to move higher. (Principal and interest of U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) Mortgage bonds had a particularly strong run in the first quarter, as prepayment concerns eased. (Prepayments occur when interest rates are falling, prompting homeowners to pay off their mortgage loans before their due dates and refinance at lower rates. Investors dislike prepayments because they have to go out and buy new bonds at lower prevailing rates.)

Government agency securities -- bonds issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac), for example -- also did well. Like mortgage bonds, they attracted investors because they offered added yield over Treasuries at a time when interest rates were stable or expected to rise. They accounted for just over 20% of portfolio assets at the end of the period.


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Our investments in longer-term Treasuries early in the year somewhat hampered performance as the yield curve steepened. We began favoring Treasury bonds with maturities of two to five years, which worked to our benefit later in the period. We also started increasing our Treasury stake,which represented just under 30% of assets at the end of June. We believe investors will continue to flock to Treasuries as long as the financial markets remain in turmoil and the economic outlook seems uncertain. The portfolio ended the period with a neutral duration, or sensitivity to changes in interest rates, reflecting our belief that interest rates may remain relatively stable for the near term.

Looking ahead, we expect the economy to continue to improve modestly. We believe stronger economic growth will eventually help push interest rates higher, as investors worry about the potential for inflation to rise. We also expect an increase in Treasury supply to put pressure on bond prices and help force yields higher at some point. The price tag of the war on terrorism and other security measures continues to climb, with estimates that the government deficit will exceed $200 billion this year.

We think the government bond sector may continue to do well over the second half of this year. Our outlook for inflation is that it will most likely be benign, causing little erosion to fixed-income investors' returns. For the first half of 2002, the federal government's Personal Consumption Expenditure Index, which we view as the most accurate measure of inflation, has been running around 1% on an annualized basis. In our view, that means we could be looking at rather attractive real rates of return (or after-inflation returns) on fixed-income securities. We believe attractive real rates of return along with economic uncertainty will continue to draw investors to U.S. government bonds.

HIGH YIELD VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of (3.69)%, the Compass 3 account provided a total return of (3.74)% and the Compass 3-Level 2 account provided a total return of (3.72)%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -4.84% and -5.21%, respectively, for the account's benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index) and the Lipper High Yield Bond Fund Index (the Lipper Index). The Lehman Index is a market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and nonconvertible debt registered with the U.S. Securities and Exchange Commission
(SEC). The Lipper indices are unmanaged, net-asset-value-weighted, indices of the largest qualifying portfolios within their respective portfolio classifications, adjusted for the reinvestment of capital gains distributions and income dividends.

The high-yield bond market declined during the first half of 2002, despite signs that the economy was improving and the recession was over. In anticipation of better corporate earnings, we saw strong flows into high-yield bond funds late last year and early in 2002. For a time, demand exceeded supply, as new high-yield bond issues totaled only $41 billion during the six-month period. However, the high-yield market weakened over the period, pulled down by the slow pace of the economic recovery and disappointing corporate earnings.

The annualized default rate for high-yield bonds (the percentage of issuers that default on their payments to bond holders) hovered around 10% -- near historic highs -- during the period, according to Moody's, the credit rating agency. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International and WorldCom, which together represented over 6% of the high-yield market. Nontelecom issues fared better in anticipation of an improving economy.

Telecom, which accounted for over 20% of the high-yield market last year, was the worst-performing sector in 2002. We substantially cut our telecom holdings early in the year and were significantly underweighted in the sector, relative to the Lehman Index, for most of the period. Excess capacity, stiff competition, and weak pricing continued to plague telecom operators, leading to more bankruptcies. Fortunately, the portfolio never owned WorldCom bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities. Our significant underweighting in both the technology and utilities sectors also helped performance, as both areas turned in dismal results related to weak corporate spending and growing accounting concerns.

We focused our buying on economically sensitive issues, especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier than the telecom and technology companies, have taken the right steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar, American Axle, Agco, and U.S. Steel.

Television and radio broadcasters also attracted our interest, making media our largest sector concentration. Broadcasters had been particularly poor performers in 2001. However, we expected broadcasters' advertising profits to rise in an improving economy. By mid-year, profits had not yet increased dramatically but had begun trending up. We focused on companies in large markets with strong market shares, including Lin TV and Young Broadcasting.

We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that gave the portfolio stability in the midst of a volatile period.

We maintained a sizable investment in the cable industry, which in the past was also viewed as a defensive area, due to steady cash flows from customer subscription payments. However, news this past spring of Adelphia Communications's improper accounting practices hurt the industry in general, as investors worried that other cable firms might also be booking revenues or expenses in an unacceptable manner. Adelphia's performance was a major disappointment to us, but fortunately we held a small stake even before the company's problems came to light.

We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

At mid-year, Moody's estimated that the default rate for high-yield bonds, which had averaged around 10% over the period, would decline to around 8% by year-end. In addition, the percentage of


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high-yield issues trading at distressed levels had declined from about 30% at the start of the year to about 21% by the end of June 2002. (A distressed bond is one whose yield is 10 percentage points higher than Treasury bonds of similar maturities.) We think a declining distressed ratio bodes well for the high-yield market because it tells us that we're getting through the worst part of the cycle.

The high-yield market has been through an extended period of weakness that began in 1998. June 2002 was the worst month ever for the U.S. high-yield market, with a return of -7.4%, as measured by the Lehman Brothers High Yield Bond Index. We believe that the market is working its way through the weakest credits, which should result in more-secure footing and increased investor interest ahead.

MANAGED SECTORS VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of (16.83)%, the Compass 3 account provided a total return of (16.89)% and the Compass 3-Level 2 account provided a total return of (15.27)%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of -20.54% and -20.13%, respectively, for the account's benchmarks, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The Lipper portfolio indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective portfolio classifications, adjusted for the reinvestment of capital gains distributions and income dividends.

Despite signs of a strengthening economy, the market continued to suffer from tough conditions during the period, including the continued threat of terrorism, disappointing earnings, and corporate accounting and reporting uncertainties. In addition, we felt that the relatively high valuations of many stocks still reflected the excesses of the 1990s.

All of these conditions created a challenging environment for investors in general and for the portfolio. Performance was hurt by our holdings in some of the hardest-hit sectors, including technology, telecommunications, and biotechnology. We sold companies as quickly as possible when we had concerns about management and accounting issues. This helped us avoid some of the steepest declines in the value of these stocks, but performance over the period was nonetheless negative.

A series of timely sales helped mitigate some losses and allowed the portfolio to outperform its benchmarks on a relative basis. Careful research and prudent advice from our analysts helped us eliminate several stocks before their sharpest declines in value.

Early in the year, we sold our large position in Tyco International, immediately after the first round of bad news about the company. Although we lost money, we sold Tyco before its steepest drop in value. We also sold our wireless services stocks, including Sprint PCS and Vodafone, well before their most precipitous drops. We eliminated these positions based on our analysts' concerns that subscriber growth and revenue were going to be disappointing. In addition, we sold our wireless equipment stocks, based on our assumption that if service providers were having problems selling to consumers, they wouldn't have the money to spend on equipment.

Biotechnology was another area in which we reduced or eliminated positions, based on our analysts' concerns about problems with drug trials and potential earnings disappointments. Again, while we did suffer some losses, some timely sales helped stem those losses, as many of these stocks were down significantly two months after we sold them. One example was ImClone Systems, which we eliminated when the first negative news broke about the Food and Drug Administration's (FDA's) assessment of its main product. As of the end of the period, ImClone's stock had fallen over 80% from its high in December of 2001.

The final group of timely sales was in our technology holdings. These included semiconductor and semiconductor capital equipment positions that had had very good runs in January and February. Since our analysts concluded that this increase in business was due to an inventory buildup rather than real demand, we sold these stocks shortly thereafter.

This has been a complicated market in which to invest. Relatively strong gross domestic product (GDP) growth -- about 3% in the first half of the year -- and even slightly improving earnings have not been enough to help stocks, given concerns about potential terrorism and corporate accounting scandals. Accordingly, we have tried to stay with what we think are higher quality companies and simpler "one-business" businesses that tend to grow internally, as opposed to big conglomerates or companies that grow through acquisition. It seems to us that management of these big conglomerates can take more liberties, which can result in more accounting uncertainties.

The one-business businesses we've focused on have been largely in the retail, energy services, and aerospace and defense areas. We've tried to increase the diversification of the portfolio by taking more medium and smaller positions across more industries, rather than large positions in one stock or industry. We've also tried to stay away from the largest 100 or so companies in the stock market. We have found these firms less attractive because many of them have grown by acquisition and because most of them have such huge revenues already that we think it may be hard for them to show relatively strong additional revenue growth.

Given recent challenging market conditions, we think it's very important to diversify outside traditional growth areas such as technology and biotechnology. Toward that end, we found some good investment ideas in areas such as aerospace and defense, where we bought Lockheed Martin, Northrop Grumman, and ITT Industries. We hope to see good earnings growth from these stocks, since military budgets have increased based on our homeland defense efforts.

Our research also uncovered some health care services companies that we felt had shown strong earnings growth, such as health maintenance organizations WellPoint Health Networks and Trigon Healthcare Inc. Another purchase was specialty clothing retailer Chico's, which did well in the first half of the year. Based on its small size and ability to grow by adding new stores, we think Chico's may continue to show strong earnings growth.

Although we expect some continued market volatility, we believe the current correction is in its later stages. We also believe that earnings, which fell sharply last year, are on the mend. With inflation and interest rates likely to remain low throughout the rest of the year, we hope to see a pickup in home refinancing, which should help consumers spend more freely.

We anticipate a protracted recovery in the technology sector. Although the bubble has burst, there is still a lot of excess capacity in this sector and valuations remain high, in our opinion. We believe that because many companies lack strong revenue growth, corporate technology spending will remain weak. For this reason, we remain underweighted in technology, relative to our benchmarks.

Overall, we're keeping our "pro-cyclical" positioning -- that is, one that favors economically sensitive stocks that we think are likely to benefit most from an economic recovery. We have continued to focus on small- and mid-cap companies that we believe can generate internal growth and may be less exposed to corporate accounting issues.

MONEY MARKET VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of (0.01)%, the Compass 3 account provided a total return of (0.06)% and the Compass 3-Level 2 account provided a total return of 0.02%. These returns include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges.

As the period began in January, short-term interest rates were the lowest they had been in 40 years, following a series of Federal Reserve Board (Fed) interest rate cuts in 2001, which were designed to stimulate the economy in the face of a recession and the tragic events of September 11. Since then, the U.S. economy has started to show signs of recovery, but it has been slower than expected. As a result, interest rates were fairly stable over the period, with the federal funds rate remaining at 1.75% during the first six months of 2002. Although the Fed held rates steady, it moved from a bias toward lowering rates to a more neutral stance.

During this period, we've let the average maturity of the portfolio's holdings decline to a more neutral level because we feel that short-term yields are unlikely to decline further. As a result, we targeted securities with average maturities in the 45- to 55-day range for the account. The account seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury or its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues in order to minimize credit risk.

In order to help provide security against credit risk, at the end of the period approximately 50% of the account was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues. With our emphasis on quality, we believe we will be well positioned to provide current income, liquidity, and preservation of capital.

TOTAL RETURN VARIABLE ACCOUNT

For the six months ended June 30, 2002, the Compass 2 account provided a total return of (2.24)%, the Compass 3 account provided a total return of (2.31)% and the Compass 3-Level 2 account provided a total return of (2.12)%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns of -13.16% and 3.79%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index, an unmanaged index composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), The Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). The performance also compares to a return of 3.26% for the Lehman Brothers Government/Credit Index, an unmanaged market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt.

Our asset allocation strategy has remained consistent with approximately 50% of the portfolio in stocks and the rest in fixed-income investments. We have traditionally taken this disciplined approach toward managing the portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes.

We tend to focus on large capitalization value stocks. We locate companies that we believe possess discounted valuations while offering strong franchises and solid prospects for cash and earnings growth. We believe that these are the types of firms that can most benefit performance over the long term through a variety of market backdrops. This conservative, value-oriented approach and our focus on businesses with reliable cash flows, predictable earnings, and reasonable valuations have helped the portfolio's performance during the difficult market environment over the past several years. A stock's valuation is its price relative to earnings, sales and other fundamental factors. The portfolio's positions in Sears and Bank of America contributed to its performance over the period due to a combination of strong earnings and relatively low valuations.

Stocks in the health care sector detracted from the portfolio's performance, specifically Bristol-Myers. In general, pharmaceutical stocks have underperformed the market due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring.

We sought to discover significant opportunities in energy and basic materials, two sectors that have suffered due to the slowdown in economic activity. In our view, energy stocks -- particularly those companies with any business in natural gas -- could enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, we believe the current unstable political environment in the Middle East will serve to increase the value of natural resources such as oil and gas. In basic materials -- particularly chemical and paper stocks -- the current period of economic weakness has caused these stocks to become relatively cheap. However, we think that many of these companies will be able to raise prices and grow earnings strongly when an economic recovery eventually takes hold.

We also pursue a value-oriented approach to the bonds we select for the portfolio. During the past several years we've transitioned to a more conservative approach within the bond sub-portfolio. We reduced the stake in lower-rated, high-yield bonds and increased investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. Our focus remained on higher-quality corporate securities because we thought they offered more attractive values and yields than alternatives in the other bond sectors. We also think mortgage-backed securities offered attractive opportunities, as prepayment risk or mortgage refinancings were no longer a key risk to these securities. In addition, we think attractive yields and falling interest rate volatility all point to a favorable environment for mortgage-backed securities.

In our view, the environment remains very difficult for many companies going forward owing in large part to poor sales, earnings, and revenue visibility. While unemployment seemed to have stabilized, it has risen and many companies remain cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, prudent approach to security selection.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index. The portfolios are actively managed, and current holdings may be different.

INVESTMENT OBJECTIVES AND POLICIES

CAPITAL APPRECIATION VARIABLE ACCOUNT (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks. Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase unit price volatility. Please see the prospectus for details.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government related securities. Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly. These risks may increase unit price volatility. Please see the prospectus for details.

GOVERNMENT SECURITIES VARIABLE ACCOUNT (GSVA) seeks current income and preservation of capital by investing in U.S. government securities. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase unit price volatility. Please see the prospectus for details.

HIGH YIELD VARIABLE ACCOUNT (HYVA) seeks high current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase unit price volatility. Please see the prospectus for details.

MANAGED SECTORS VARIABLE ACCOUNT (MSVA) seeks capital appreciation by varying the weighting of its portfolio among 13 industry sectors. Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly. As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security. When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers. These risks may increase unit price volatility. Please see the prospectus for details.

MONEY MARKET VARIABLE ACCOUNT (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in foreign securities may be unfavorably affected by interest-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions. These risks may increase unit price volatility. Please see the prospectus for details.

TOTAL RETURN VARIABLE ACCOUNT (TRVA) seeks to provide above-average income (compared to a portfolio entirely invested in equity securities), consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase unit price volatility. Please see the prospectus for details.

SIX-MONTH PERFORMANCE THROUGH JUNE 30, 2002

                              COMPASS 2         COMPASS 3          COMPASS 3-
                                (U.S.)            (U.S.)         LEVEL 2 (U.S.)
Capital
 Appreciation
 Variable
 Account                       (24.41)%          (24.45)%           (23.51)%
Global
 Governments
 Variable
 Account                        10.08%            10.00%              9.43%
Government
 Securities
 Variable
 Account                         3.65%             3.60%              3.19%
High Yield
 Variable
 Account                        (3.69)%           (3.74)%            (3.72)%
Managed
 Sectors
 Variable
 Account                       (16.83)%          (16.89)%           (15.72)%
Money
 Market
 Variable
 Account                        (0.01)%           (0.06)%             0.02%
Total Return
 Variable
 Account                        (2.24)%           (2.31)%            (2.12)%

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND
UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited)-- June 30, 2002
CAPITAL APPRECIATION VARIABLE ACCOUNT
STOCKS -- 96.3%

ISSUER                                              SHARES          VALUE
U.S. STOCKS -- 91.5%
APPAREL & TEXTILES -- 0.9%

Nike, Inc., "B"                                     59,900      $  3,213,635
                                                                ------------
AUTOMOTIVE -- 1.1%
Harley-Davidson, Inc.                               69,900      $  3,583,773
                                                                ------------
BIOTECHNOLOGY -- 1.5%
Abbott Laboratories, Inc.                           69,700      $  2,624,205
Amgen, Inc.*                                        60,300         2,525,364
                                                                ------------
                                                                $  5,149,569
                                                                ------------
BUSINESS SERVICES -- 6.0%
Automatic Data Processing, Inc.                    108,300      $  4,716,465
BISYS Group, Inc.*                                 120,500         4,012,650
Concord EFS, Inc.*                                 166,600         5,021,324
First Data Corp.                                   176,400         6,562,080
                                                                ------------
                                                                $ 20,312,519
                                                                ------------
COMPUTER HARDWARE -- SYSTEMS -- 2.4%
Dell Computer Corp.*                               139,320      $  3,641,825
Lexmark International, Inc.*                        80,100         4,357,440
                                                                ------------
                                                                $  7,999,265
                                                                ------------
COMPUTER SOFTWARE -- 2.0%
Oracle Corp.*                                      507,638      $  4,807,332
Rational Software Corp.*                           229,920         1,887,643
                                                                ------------
                                                                $  6,694,975
                                                                ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.8%
Microsoft Corp.*                                   173,800      $  9,506,860
                                                                ------------
COMPUTER SOFTWARE -- SERVICES -- 3.0%
Affiliated Computer
   Services, Inc., "A"*                             65,600      $  3,114,688
SunGard Data Systems, Inc.*                        130,200         3,447,696
VERITAS Software Corp.*                            175,270         3,468,593
                                                                ------------
                                                                $ 10,030,977
                                                                ------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.5%
Brocade Communications
   Systems, Inc.*                                   94,500      $  1,651,860
Cadence Design Systems, Inc.*                      118,700         1,913,444
Peoplesoft, Inc.*                                  108,100         1,608,528
                                                                ------------
                                                                $  5,173,832
                                                                ------------
CONGLOMERATES -- 0.5%
General Electric Co.                                63,400      $  1,841,770
                                                                ------------
CONSUMER GOODS & SERVICES -- 1.8%
Avon Products, Inc.                                  1,300      $     67,912
Gillette Co.                                       108,540         3,676,250
Kimberly-Clark Corp.                                36,600         2,269,200
                                                                ------------
                                                                $  6,013,362
                                                                ------------
DEFENSE ELECTRONICS -- 0.7%
Northrop Grumman Corp.                              17,900      $  2,237,500
                                                                ------------
ELECTRONICS -- 3.5%
Analog Devices, Inc.*                              180,120      $  5,349,564
Maxim Integrated Products, Inc.*                    52,300         2,004,659
Teradyne, Inc.*                                     54,700         1,285,450
Texas Instruments, Inc.                            128,380         3,042,606
                                                                ------------
                                                                $ 11,682,279
                                                                ------------
ENTERTAINMENT -- 9.1%
AOL Time Warner, Inc.*                              98,510      $  1,449,082
Clear Channel
   Communications, Inc.*                           186,516         5,972,242
Fox Entertainment Group, Inc.*                     229,980         5,002,065
The Walt Disney Co.                                 64,100         1,211,490
Univision Communications,
   Inc., "A"*                                       52,900      $  1,661,060
Viacom, Inc., "B"*                                 351,213        15,583,321
                                                                ------------
                                                                $ 30,879,260
                                                                ------------
FINANCIAL INSTITUTIONS -- 7.8%
American Express Co.                                94,900      $  3,446,768
Citigroup, Inc.                                    158,516         6,142,495
Freddie Mac                                         91,900         5,624,280
Goldman Sachs Group, Inc.                           61,030         4,476,550
Merrill Lynch & Co., Inc.                          116,420         4,715,010
Morgan Stanley Dean Witter & Co.                    42,900         1,848,132
                                                                ------------
                                                                $ 26,253,235
                                                                ------------
FINANCIAL SERVICES -- 1.9%
Capital One Financial Corp.                         32,700      $  1,996,335
Mellon Financial Corp.                             143,500         4,510,205
                                                                ------------
                                                                $  6,506,540
                                                                ------------
FOOD & BEVERAGE PRODUCTS -- 1.2%
Anheuser-Busch Cos., Inc.                            7,300      $    365,000
Kellogg Co.                                        104,800         3,758,128
                                                                ------------
                                                                $  4,123,128
                                                                ------------
FOREST & PAPER PRODUCTS -- 0.7%
International Paper Co.                             50,900      $  2,218,222
                                                                ------------
GAS -- 0.6%
Praxair, Inc.                                       33,300      $  1,897,101
                                                                ------------
HEALTHCARE -- 4.3%
Anthem, Inc.*                                       43,300      $  2,921,884
Express Scripts, Inc.*                              71,300         3,572,843
Tenet Healthcare Corp.*                             71,200         5,094,360
UnitedHealth Group, Inc.                            31,100         2,847,205
                                                                ------------
                                                                $ 14,436,292
                                                                ------------
INSURANCE -- 2.9%
American International Group, Inc.                 115,070      $  7,851,226
MetLife, Inc.                                       62,200         1,791,360
                                                                ------------
                                                                $  9,642,586
                                                                ------------
INSURANCE -- PROPERTY & CASUALTY -- 1.2%
Chubb Corp.                                         19,400      $  1,373,520
Travelers Property Casualty Corp.*                 143,200         2,534,640
                                                                ------------
                                                                $  3,908,160
                                                                ------------
MACHINERY -- 1.2%
Danaher Corp.                                       59,100      $  3,921,285
                                                                ------------
MANUFACTURING -- 1.7%
3M Co.                                              45,740      $  5,626,020
                                                                ------------
MEDIA -- 1.0%
Gannett Co., Inc.                                   46,100      $  3,498,990
                                                                ------------
MEDICAL & HEALTH PRODUCTS -- 9.3%
Baxter International, Inc.                          88,700      $  3,942,715
Eli Lilly & Co.                                     61,090         3,445,476
Forest Laboratories, Inc.*                          17,900         1,267,320
Pfizer, Inc.                                       301,295        10,545,325
Pharmacia Corp.                                     88,900         3,329,305
Stryker Corp.                                       37,100         1,985,221
Wyeth Corp.                                        137,830         7,056,896
                                                                ------------
                                                                $ 31,572,258
                                                                ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 1.6%
Genzyme Corp.*                                      54,000      $  1,038,960
HEALTHSOUTH Corp.*                                 186,400         2,384,056
IMS Health, Inc.                                   107,000         1,920,650
                                                                ------------
                                                                $  5,343,666
                                                                ------------

ISSUER                                              SHARES          VALUE
U.S. STOCKS -- continued
OIL SERVICES -- 0.5%
Baker Hughes, Inc.                                  51,600      $  1,717,764
                                                                ------------
OILS -- 1.4%
Anadarko Petroleum Corp.                            74,100      $  3,653,130
Devon Energy Corp.                                  24,500         1,207,360
                                                                ------------
                                                                $  4,860,490
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Starwood Hotels & Resorts Co.                       40,300      $  1,325,467
                                                                ------------
RESTAURANTS & LODGING -- 1.1%
Brinker International, Inc.*                        64,000      $  2,032,000
Cendant Corp.*                                     106,300         1,688,044
                                                                ------------
                                                                $  3,720,044
                                                                ------------
RETAIL -- 7.3%
Best Buy Co., Inc.*                                 32,800      $  1,190,640
BJ's Wholesale Club, Inc.*                          33,400         1,285,900
CVS Corp.                                           47,400         1,450,440
Family Dollar Stores, Inc.                          69,100         2,435,775
Home Depot, Inc.                                   140,500         5,160,565
Kohl's Corp.*                                       19,900         1,394,592
Sears, Roebuck & Co.                                26,900         1,460,670
Target Corp.                                       177,410         6,759,321
Wal-Mart Stores, Inc.                               62,400         3,432,624
                                                                ------------
                                                                $ 24,570,527
                                                                ------------
TELECOMMUNICATIONS -- 2.6%
Amdocs Ltd.*                                        54,300      $    409,965
EchoStar Communications Corp.*                     246,485         4,574,762
Linear Technology Corp.                             87,000         2,734,410
Novellus Systems, Inc.*                             32,400         1,101,600
                                                                ------------
                                                                $  8,820,737
                                                                ------------
TELECOMMUNICATIONS -- WIRELESS -- 0.7%
American Tower Corp., "A"*                         302,460      $  1,043,487
AT&T Wireless Services, Inc.*                      255,710         1,495,904
                                                                ------------
                                                                $  2,539,391
                                                                ------------
TELECOMMUNICATIONS -- WIRELINE -- 2.8%
Cisco Systems, Inc.*                               571,900      $  7,978,005
QLogic Corp.*                                       41,600         1,584,960
                                                                ------------
                                                                $  9,562,965
                                                                ------------
TOBACCO -- 0.9%
Philip Morris Cos., Inc.                            73,400      $  3,206,112
                                                                ------------
TRANSPORTATION -- 1.4%
Fedex Corp.                                         32,200      $  1,719,480
United Parcel Service, Inc.                         48,000         2,964,000
                                                                ------------
                                                                $  4,683,480
                                                                ------------
TRANSPORTATION -- SERVICES -- 0.2%
Sabre Group Holding, Inc.,"A"*                      20,900      $    748,220
                                                                ------------
     Total U.S. Stocks                                          $309,022,256
                                                                ------------
FOREIGN STOCKS -- 4.8%
BERMUDA -- 2.3%
Accenture Ltd. (Business Services)*                 45,200      $    858,800
Ace Ltd. (Insurance)                                67,100         2,120,360
XL Capital Ltd. (Insurance)                         56,800         4,810,960
                                                                ------------
                                                                $  7,790,120
                                                                ------------
FRANCE -- 1.2%
Aventis S.A. (Pharmaceuticals)                      56,800      $  4,016,716
                                                                ------------
NETHERLANDS -- 0.5%
STMicroelectronics N.V. (Electronics)               75,000      $  1,824,750
                                                                ------------
UNITED KINGDOM -- 0.8%
Vodafone Group PLC
   (Telecommunications)                          1,907,635      $  2,617,198
                                                                ------------
     Total Foreign Stocks                                       $ 16,248,784
                                                                ------------
     Total Stocks (Identified Cost, $395,242,059)               $325,271,040
                                                                ------------
REPURCHASE AGREEMENT-- 3.3%
Merrill Lynch, dated 6/28/02, due 7/01/02,
   total to be recieved $11,002,788
   (secured by various U.S. Treasury &
   Federal Agency obligations in a
   jointly traded account), at cost                $11,001      $ 11,001,000
                                                                ------------
SHORT-TERM OBLIGATIONS-- 1.6%
General Electric Capital Corp.,
   due 7/01/02, at Amortized Cost                  $ 5,470      $  5,470,000
                                                                ------------
     Total Investments
       (Identified Cost, $411,713,059)                          $341,742,040
                                                                ------------
OTHER ASSETS,
   LESS LIABILITIES-- (1.2%)                                      (4,141,603)
                                                                ------------
     Net Assets-- 100.0%                                        $337,600,437
                                                                ============

         See portfolio footnotes and notes to financial statements.

GLOBAL GOVERNMENTS VARIABLE ACCOUNT
BONDS -- 79.8%

                                            PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)        VALUE
U.S. BONDS -- 29.2%
U.S. TREASURY OBLIGATIONS -- 25.5%
U.S. Treasury Bonds, 6.25s, 2023                $      285    $      305,355
U.S. Treasury Notes, 3.625s, 2004                      457           464,065
U.S. Treasury Notes, 4.625s, 2006                      520           535,600
U.S. Treasury Notes, 3.375s, 2007                       95            99,137
U.S. Treasury Notes, 6.125s, 2007                    1,304         1,203,294
U.S. Treasury Notes, 5.75s, 2010                        74            79,156
                                                              --------------
                                                              $    2,686,607
                                                              --------------
GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION -- 2.0%
Gnma 6.5s, 2032
   (Identified Cost $211,293)                   $      208    $      212,501
                                                              --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.7%
Fnma 6.5, 2032
   (Identified Cost $180,274)                     $    179    $      182,861
                                                              --------------
     Total U.S. Bonds                                         $    3,081,969
                                                              --------------
FOREIGN BONDS --50.6%
CANADA -- 2.2%
Government of Canada,
   5.75s, 2006                             CAD         187    $      124,410
Government of Canada, 5.5s, 2009                       159           106,352
                                                              --------------
                                                              $      230,762
                                                              --------------
DENMARK -- 3.9%
Kingdom of Denmark, 7s, 2007                         1,421    $      207,439
Unikredit Realkred, 6s, 2022               DKK       1,580           207,668
                                                              --------------
                                                              $      415,107
                                                              --------------
GERMANY-- 21.5%
Federal Republic of Germany,
   4.5s, 2009                              EUR       1,007    $      974,893
Federal Republic of Germany,
   4.75s, 2028                                         227           203,804
Federal Republic of Germany,
   5.25s, 2010                                         203           204,518
Federal Republic of Germany,
   6.75s, 2004                                         853           884,358
                                                              --------------
                                                              $    2,267,573
                                                              --------------
ITALY -- 9.9%
Republic of Italy, 5s, 2008                EUR       1,046    $    1,043,558
                                                              --------------
SPAIN -- 3.8%
Government of Spain, 6s, 2008              EUR         388    $      405,661
SUPRA-NATIONAL-- 3.0%
European Investment Bank,
   4s, 2005                                         $  192    $      194,020
International Bank for Reconstruction &
   Development, 5s, 2006                               118           122,682
                                                              --------------
                                                              $      316,702
                                                              --------------
SWEDEN -- 1.6%
Kingdom of Sweden, 6s, 2005                SEK         400    $       44,409
Swedish Government, 5s, 2009                         1,145           122,252
                                                              --------------
                                                              $      166,661
                                                              --------------
UNITED KINGDOM-- 4.7%
United Kingdom Treasury, 5.75s,
   2009                                    GBP         151    $      239,921
United Kingdom Treasury, 7.25s,
   2007                                                152           255,847
                                                              $      495,768
                                                              --------------
     Total Foreign Bonds                                      $    5,341,792
                                                              --------------
     Total Bonds (Identified Cost, $8,220,834)                $    8,423,761
                                                              --------------
SHORT-TERM OBLIGATION-- 12.1%
Federal Home Loan Bank,
   due 7/01/02 at Authorized Cost                 $  1,278    $    1,278,000
                                                              --------------
REPURCHASE AGREEMENT-- 4.6%
Merrill Lynch, dated 6/30/02, due 7/1/02,
   total to be received $482,078 (secured
   by various U.S. Treasury and Federal
   Agency obligations in a jointly traded
   account), at cost                              $    482    $      482,000
     Total Investments
                                                              --------------
       (Identified Cost, $9,986,309)                          $   10,183,761
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES-- (3.5%)                                         367,787
                                                              --------------
     Net Assets-- 100.0%                                      $   10,551,548
                                                              ==============

         See portfolio footnotes and notes to financial statements.

GOVERNMENT SECURITIES VARIABLE ACCOUNT
BONDS -- 97.7%

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
U.S. GOVERNMENT AGENCIES -- 77.1%
Aid to Israel, 6.6s, 2008                         $    985    $    1,066,607
Aid To Peru, 9.98s, 2008                             1,183         1,370,849
Empresa Energetica
   Cornito Ltd., 6.07s, 2010                         3,306         3,449,183
Federal Home Loan
   Mortgage Corp., 3.875s, 2005                      2,911         2,929,763
Federal Home Loan
   Mortgage Corp., 4.25s, 2005                       2,040         2,081,371
Federal Home Loan
   Mortgage Corp., 7.5s, 2027                          999         1,049,423
Federal Home Loan
   Mortgage Corp., 6.5s, 2029                        8,576         8,770,976
Federal Housing
   Authority, 7.43s, 2022                            3,161         3,153,493
Federal National
   Mortgage Assn., 6.75s, 2003                       1,866         1,861,611
Federal National
   Mortgage Assn., 6.5s, 2005                       16,521        16,887,566
Federal National
   Mortgage Assn., 7.125s, 2005                      2,315         2,523,535
Federal National
   Mortgage Assn., 7.27s, 2005                       3,710         3,936,216
Federal National
   Mortgage Assn., 8.5s, 2007                           40            42,519
Federal National
   Mortgage Assn., 7.5s, 2015                        3,982         4,189,666
Federal National
   Mortgage Assn., 6s, 2016                          8,455         8,637,567
Federal National
   Mortgage Assn., 10s, 2018                           914         1,027,516
Federal National
   Mortgage Assn., 6.262s, 2020                         12            12,190
Federal National
   Mortgage Assn., 7s, 2031                          1,824         1,890,651
Financing Corp., 9.8s, 2018                          2,000         2,776,280
Financing Corp., 10.35s, 2018                        1,950         2,824,633
Government National
   Mortgage Assn., 11s, 2010                           200           230,557
Government National
   Mortgage Assn., 14s, 2014                             2             2,279
Government National
   Mortgage Assn., 12.5s, 2015                          25            29,562
Government National
   Mortgage Assn., 7.5s, 2025                        2,429         2,563,908
Government National
   Mortgage Assn., 7s, 2026                          8,256         8,572,096
Government National
   Mortgage Assn., 6.5s, 2028                        3,897         3,983,303
Resolution Funding
   Corp., 8.875s, 2020                               1,700         2,245,411
Small Business
   Administration, 8.4s, 2007                           69            72,774
Small Business
   Administration, 8.7s, 2009                          346           368,871
Small Business
   Administration, 10.05s, 2009                        113           121,343
Small Business
   Administration, 6.34s, 2021                         957           995,181
Small Business
   Administration, 6.44s, 2021                         967         1,010,674
Small Business
   Administration, 6.625s, 2021                        986         1,040,042
Small Business
   Administration, 6.07s, 2022                         700           715,088
Tennessee Valley Authority, 0s to
   2012, 8.25s to 2042                            $  2,250    $    1,211,378
U.S. Department of Housing &
   Urban Development, 6.36s, 2016                      500           516,875
U.S. Department of Housing &
   Urban Development, 6.59s, 2016                    2,045         2,042,260
U.S. Department of Veterans
   Affairs, 7.5s, 2009                               3,400         3,657,108
                                                              --------------
     Total U.S. Government Agencies                           $   99,860,325
                                                              --------------
U.S. TREASURY OBLIGATIONS -- 20.6%
U.S. Treasury Bonds, 11.875s, 2003                $  1,000    $    1,127,700
U.S. Treasury Bonds, 10.375s, 2012                   1,800         2,313,486
U.S. Treasury Bonds, 12s, 2013                       3,500         4,893,560
U.S. Treasury Bonds, 9.875s, 2015                    1,000         1,434,460
U.S. Treasury Bonds, 0s, 2017                        3,250         1,376,667
U.S. Treasury Bonds, 6.875s, 2025                    6,000         6,915,180
U.S. Treasury Bonds, 6.125s, 2029                      375           398,269
U.S. Treasury Notes, 3.25s, 2004                        29            29,222
U.S. Treasury Notes, 4.625s, 2006                    5,253         5,410,590
U.S. Treasury Notes, 3.375s, 2007                    1,424         1,481,146
U.S. Treasury Notes, 4.875s, 2012                    1,232         1,236,620
                                                              --------------
     Total U.S. Treasury Obligations                          $   26,616,900
                                                              --------------
     Total Bonds
       (Identified Cost, $122,723,506)                        $  126,477,225
                                                              --------------
SHORT-TERM OBLIGATION-- 9.7%
Federal National Mortgage Assn.,
   due 7/15/02 at Amortized Cost                   $12,495    $   12,486,836
REPURCHASE AGREEMENT -- 1.2%
Goldman Sachs, dated 6/28/02, due
   7/1/02, total to be received $1,569,259
   (secured by various U.S. Treasury
   and Federal Agency obligations in
   a jointly traded account), at Cost              $ 1,569    $    1,569,000
     Total Investments
                                                              --------------
       (Identified Cost, $136,779,342)                        $  140,533,061
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES-- (8.6%)                                     (11,109,387)
                                                              --------------
     Net Assets-- 100.0%                                      $  129,423,674
                                                              ==============

         See portfolio footnotes and notes to financial statements.

HIGH YIELD VARIABLE ACCOUNT
BONDS -- 92.9%

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
U.S. BONDS -- 88.1%
ADVERTISING & BROADCASTING -- 9.8%
Acme Television LLC, 10.875s, 2004               $     635    $      638,175
Benedek Communications
   Corp., 1s, 2006**                                   400           412,000
Block Communications Inc., 9.25s, 2009##               105           105,000
Chancellor Media Corp., 8s, 2008                       800           792,000
Charter Communications
   Holdings, 8.625s, 2009                               10             6,700
Cox Radio, Inc., 6.625s, 2006                          300           297,937
Echostar Broadband
   Corp., 10.375s, 2007                                 60            57,300
Emmis Communications Corp., 0s to
   2006, 12.5s to 2011                                 758           545,760
Entercom Radio LLC, 7.625s, 2014                        70            68,950
Entravision Commerce
   Corp., 8.125s, 2009##                               180           180,000
Granite Broadcasting
   Corp., 10.375s, 2005                                155           142,600
Granite Broadcasting
   Corp., 8.875s, 2008                                 185           161,875
LIN Holdings Corp., 0s to
   2003, 10s to 2008                                   225           207,000
Lin Television Corp., 8s, 2008                       1,120         1,114,400
Panamsat Corp., 8.5s, 2012##                           230           211,600
Paxson Communications  Corp., 1s, 2009                 630           357,525
Primedia, Inc., 8.875s, 2011                           340           244,800
Radio One, Inc., 8.875s, 2011                          355           354,112
Sinclair Broadcast Group, Inc., 8s, 2012               335           329,975
XM Satellite Radio, Inc., 14s, 2010                    425           199,750
Young Broadcasting, Inc., 8.5s, 2008##                 695           691,525
                                                              --------------
                                                              $    7,118,984
                                                              --------------
AEROSPACE -- 1.4%
Alliant Techsystems, Inc., 8.5s, 2011            $     360    $      376,200
K & F Industries, Inc., 9.25s, 2007                    375           390,000
L-3 Communications Corp., 8.5s, 2008                   210           215,250
Stellex Industries, Inc., 9.5s, 2007**                  75                 8
                                                              --------------
                                                              $      981,458
                                                              --------------
APPAREL & TEXTILES -- 0.3%
Westpoint Stevens, Inc., 7.875s, 2005            $     340    $      229,500
                                                              --------------
AUTOMOTIVE -- 4.9%
Actuant Finance Corp., 13s, 2009                 $     156    $      180,960
American Axle & Manufacturing,
   Inc., 9.75s, 2009                                   475           503,500
Arvinmeritor, Inc., 8.75s, 2012                        180           191,369
Collins & Aikman Products
   Co., 10.75s, 2011##                                 300           301,500
Dana Corp., 9s, 2011                                   270           264,600
Dana Corp., 10.125s, 2010##                            110           112,750
Delco Remy International,
   Inc., 11s, 2009                                     225           184,500
Dura Operating Corp., 9s, 2009                         235           227,950
Dura Operating Corp., 8.625s, 2012##                   150           150,750
Hayes Lemmerz International,
   Inc., 11.875s, 2006**##                              80            63,000
Lear Corp., 8.11s, 2009                                415           425,375
Metaldyne Corp., 11s, 2012##                           165           160,875
Motors & Gears, Inc., 10.75s, 2006                     100            95,500
Navistar International Corp., 9.375s, 2006             370           386,650
Oxford Automotive,
   Inc., 10.125s, 2007**                                65            13,000
Trimas Corp., 9.875s, 2012##                           135           136,350
Venture Holdings, 9.5s, 2005                           250           150,000
                                                              --------------
                                                              $    3,548,629
                                                              --------------
BASIC INDUSTRY -- OTHER -- 0.9%
Foamex LP/Foamex Capital
   Corp., 10.75s, 2009##                         $     225    $      229,500
International Wire Group
   Inc., 11.75s, 2005                                  185           165,575
Thermadyne Holdings Corp., 0s to
   2003, 12.5s to 2008**                             1,650             8,250
Thermadyne Manufacturing/Capital
   Corp., 9.875s, 2008**                               800           216,000
                                                              --------------
                                                              $      619,325
                                                              --------------
BUILDING -- 3.7%

AAF- McQuay, Inc., 8.875s, 2003                  $     150    $      149,625
American Standard, Inc., 7.375s, 2008                  260           267,800
American Standard, Inc., 7.625s, 2010                  200           206,000
Atrium Cos., Inc., 10.5s, 2009                         300           306,375
Beazer Homes USA, Inc., 8.375s, 2012                   140           140,700
Building Materials Corp. of
   America, 8s, 2007                                   300           252,375
Collins & Aikman Floor-Covering,
   9.75s, 2010##                                        50            51,000
Formica Corp., 10.875s, 2009**                         310            83,700
MMI Products, Inc., 11.25s, 2007                       305           311,100
Nortek, Inc., 9.25s, 2007                              700           708,750
WCI Communities, Inc., 9.125s, 2012                    175           173,687
                                                              --------------
                                                              $    2,651,112
                                                              --------------
BUSINESS SERVICES -- 1.4%
General Binding Corp., 9.375s, 2008              $     860    $      748,200
Iron Mountain, Inc., 8.625s, 2013                      280           286,300
                                                              --------------
                                                              $    1,034,500
                                                              --------------
CHEMICALS -- 3.5%
Acetex Corp., 10.875s, 2009                      $     245    $      256,025
Compass Minerals Group,
   Inc., 10s, 2011                                     305           321,775
Huntsman ICI Holdings, 0s, 2009                        100            24,000
Huntsman ICI Holdings, 9.875s,
   2009##                                               90            90,225
Huntsman ICI Holdings, 10.125s,
   2009                                                700           616,000
Johnsondiversey, Inc., 9.625s,
   2012##                                  EUR          45            46,680
Johnsondiversey, Inc. 9.625s,
   2012##                                           $  215           224,675
Lyondell Chemical Co., 9.625s, 2007                    155           148,025
Lyondell Chemical Co., 9.875s, 2007                    250           239,375
PCI Chemicals, 10s, 2008                               103            70,495
Pioneer Americas LLC, 5.538s, 2006                      34            22,464
Sovereign Specialty
   Chemicals, 11.875s, 2010                            425           391,000
Sterling Chemicals, Inc., 12.375s,
   2006**                                               15            13,950
Sterling Chemicals, Inc., 11.25s,
   2007**                                              575            80,500
Sterling Chemicals, Inc., 13.5s,
   2008**                                              300               750
                                                              --------------
                                                              $    2,545,939
                                                              --------------
CONSUMER CYCLICAL-- 0.4%
Kindercare Learning Centers,
   Inc., 9.5s, 2009                              $     315    $      311,850
CONSUMER GOODS & SERVICES-- 3.0%
American Safety Razor Co.,
   9.875s, 2005                                  $   1,000    $      850,000
Remington Products Co., 11s, 2006                      110            84,150
Samsonite Corp., 10.75s, 2008                          545           438,725
Simmons Co., 10.25s, 2009                              740           777,000
                                                              --------------
                                                              $    2,149,875
                                                              --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
CONTAINERS -- 2.2%
Atlantis Plastics, Inc., 11s, 2003               $     300    $      297,000
Graphic Packaging
   Corp., 8.625s, 2012##                               175           181,125
Plastipak Holdings Inc., 10.75s, 2011                  195           214,013
Pliant Corp., 13s, 2010                                 55            57,750
Silgan Holdings, Inc., 9s, 2009                        800           824,000
                                                              --------------
                                                              $    1,573,888
                                                              --------------
CORPORATE ASSET -- BACKED -- 1.2%
Airplane Pass-Through
   Trust, 10.875s, 2019                          $     741    $       59,262
Morgan Stanley Capital,
   Inc., 7.713s, 2039                                  430           382,475
Mortgage Capital Funding,
   Inc., 7.214s, 2007                                  500           447,837
                                                              --------------
                                                              $      889,574
                                                              --------------
DEFENSE ELECTRONICS -- 2.7%
L-3 Communications
   Corp., 10.375s, 2007                          $     500    $      525,625
MOOG, Inc., 10s, 2006                                1,420         1,448,400
                                                              --------------
                                                              $    1,974,025
                                                              --------------
ENERGY-- OTHER-- 1.0%
P&L Coal Holdings Corp., 8.875s,
   2008                                          $      58    $       61,045
P&L Coal Holdings Corp., 9.625s,
   2008                                                597           631,328
                                                              --------------
                                                              $      692,373
                                                              --------------
ENERGY -- INDEPENDENT -- 2.4%
Chesapeake Energy
   Corp., 8.125s, 2011##                         $   1,085    $    1,066,012
Pioneer Natural Resources
   Co., 9.625s, 2010                                   460           505,577
Stone Energy Corp., 8.25s, 2011                        165           165,825
                                                              --------------
                                                              $    1,737,414
                                                              --------------
ENTERTAINMENT -- 1.7%
AMC Entertainment Inc., 9.5s, 2011               $     750    $      743,438
Regal Cinemas Corp., 9.375s, 2012##                    470           486,450
                                                              --------------
                                                              $    1,229,888
                                                              --------------
FOOD & BEVERAGE PRODUCTS -- 1.6%
Burns Phillip Capital
   Limited, 9.75s, 2012##                        $     515    $      509,850
Michael Foods, Inc., 11.75s, 2011                      590           643,100
                                                              --------------
                                                              $    1,152,950
                                                              --------------
FOREST & PAPER PRODUCTS -- 3.1%
Appleton Papers, Inc., 12.5s, 2008##             $     330    $      325,050
Buckeye Cellulose Corp., 9.25s, 2008                 1,000           895,000
Buckeye Technologies, Inc., 8s, 2010                   175           143,500
Fibermark, Inc., 10.75s, 2011                           25            24,062
Riverwood International
   Corp., 10.875s, 2008                                235           244,400
Speciality Paperboard,
   Inc., 9.375s, 2006                                  480           441,600
U.S. Timberlands, 9.625s, 2007                         225           148,500
                                                              --------------
                                                              $    2,222,112
                                                              --------------
GAMING -- 9.9%
Aztar Corp., 8.875s, 2007                        $     740    $      744,625
Coast Hotels & Casinos, Inc., 9.5s, 2009               745           782,250
Hollywood Park, Inc., 9.25s, 2007                      315           281,925
Horseshoe Gaming LLC, 8.625s, 2009                     595           605,412
Host Marriott LP, 9.5s, 2007##                         250           252,188
Isle Of Capri Casinos, Inc., 9s, 2012                  445           449,450
Mandalay Resort Group, 9.5s, 2008                      530           561,800
MGM Grand, Inc., 9.75s, 2007                           285           300,675
MGM Mirage, Inc., 8.5s, 2010                     $     390   $       402,121
MGM Mirage, Inc. 8.375s, 2011                          775           778,875
Park Place Entertainment
   Corp., 8.125s, 2011                                 880           875,600
Station Casinos, Inc., 8.375s, 2008                    260           265,525
Station Casinos, Inc., 8.875s, 2008                    240           243,600
Station Casinos, Inc., 9.875s, 2010                    500           528,750
Venetian Casino Resort Llc, 11s, 2010##                100           100,625
                                                              --------------
                                                              $    7,173,421
                                                              --------------
HOME CONSTRUCTION -- 2.4%
D. R. Horton, Inc., 8s, 2009                     $     480    $      477,600
D. R. Horton, Inc., 9.75s, 2010                        275           284,625
Williams Scotsman, Inc., 9.875s, 2007                1,000           955,000
                                                              --------------
                                                              $    1,717,225
                                                              --------------
INSURANCE -- PROPERTY & CASUALTY -- 0.7%
Willis Corroon Corp., 9s, 2009                   $     500    $      515,000
                                                              --------------
INTERNET
PSINet, Inc., 11s, 2009                          $     100    $        9,750
                                                              --------------
LODGING -- 1.5%
Corrections Corp. of
   America, 9.875s, 2009##                       $     130    $      133,900
Eldorado Resorts LLC, 10.5s, 2006                      195           189,150
HMH Properties, Inc., 8.45s, 2008                      260           254,800
Prime Hospitality Corp., 8.375s, 2012##                 40            39,200
Starwood Hotels &
   Resorts, 7.875s, 2012##                              90            88,200
Vail Resorts, Inc., 8.75s, 2009                        405           405,000
                                                              --------------
                                                              $    1,110,250
                                                              --------------
MACHINERY -- 3.0%
Agco Corp., 9.5s, 2008                           $     605    $      639,787
Blount, Inc., 7s, 2005                                 385           335,913
Blount, Inc., 13s, 2009                                 65            43,875
Columbus McKinnon Corp., 8.5s, 2008                    515           473,800
JLG Industries Inc., 8.375s, 2012##                    165           165,000
Numatics, Inc., 9.625s, 2008                            60            35,400
Terex Corp., 10.375s, 2011                             460           494,500
                                                              --------------
                                                              $    2,188,275
                                                              --------------
MEDIA -- CABLE -- 2.4%
Adelphia Communications
   Corp., 9.375s, 2009**                         $     130    $       52,650
Charter Communications Holdings,
   0s to 2004, 9.92s to 2011                           390           187,200
FrontierVision Holding LP, 11.875s, 2007               500           335,000
Insight Midwest, 9.75s, 2009                           415           381,800
Mediacom LLC, 9.5s, 2013                               515           445,475
NTL Communications Corp.,
   0s to 2003, 12.375s to 2008**                     1,010           202,000
NTL, Inc., 0s to 2003, 9.75s to 2008**                 700           154,000
                                                              --------------
                                                              $    1,758,125
                                                              --------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.6%
Alliance Imaging, Inc., 10.375s, 2011            $     150    $      159,000
Beverly Enterprises, Inc., 9.625s, 2009                140           143,150
Fisher Scientific International,
   Inc., 9s, 2008                                      450           460,125
Healthsouth Corp., 8.5s, 2008                          500           525,000
Prime Medical Services, Inc., 8.75s, 2008              135           126,900
Rotech Healthcare, Inc., 9.5s, 2012##                   90            91,800
Triad Hospitals, Inc., 8.75s, 2009                     395           412,775
                                                              --------------
                                                              $    1,918,750
                                                              --------------
METALS & MINERALS -- 0.2%
Doe Run Resources Corp., 11.25s, 2005**          $     350    $       70,000
Ryerson Tull, Inc., 9.125s, 2006                        90            89,256
                                                              --------------
                                                              $      159,256
                                                              --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
U.S. BONDS -- continued
NATURAL GAS-- PIPELINE-- 0.3%
Magnum Hunter Resources,
   Inc., 9.6s, 2012##                            $     225    $      230,625
                                                              --------------
OIL SERVICES-- 3.9%
Clark Refining & Marketing,
   Inc., 8.625s, 2008                            $     325    $      315,250
Dresser, Inc., 9.375s, 2011##                          390           394,875
Encore Acquisition Co., 8.375s, 2012##                 100           100,250
Gulfmark Offshore, Inc., 8.75s, 2008                   675           677,531
Mission Resources Corp., 10.875s, 2007                 310           254,200
Pioneer Natural Resources Co., 7.5s, 2012              260           264,912
Tesoro Petroleum Corp., 9s, 2008                       100            91,000
Tesoro Petroleum Corp., 9.625s, 2012##                 190           177,650
Vintage Petroleum, Inc., 8.25s, 2012##                 260           255,450
XTO Energy, Inc., 7.5s, 2012                           275           280,500
                                                              --------------
                                                              $    2,811,618
                                                              --------------
POLLUTION CONTROL-- 3.0%
Allied Waste North America,
   Inc., 7.625s, 2006                            $     380    $      366,700
Allied Waste North America,
   Inc., 8.875s, 2008                                  400           392,000
Allied Waste North America, Inc., 10s, 2009            100            98,258
Joy Global, Inc., 8.75s, 2012##                        220           224,950
Waste Management, Inc., 6.875s, 2009                   268           270,460
Waste Management, Inc., 7.375s, 2010                   765           796,503
                                                              --------------
                                                              $    2,148,871
                                                              --------------
PRINTING & PUBLISHING -- 1.5%
Hollinger International
   Publishing, 9.25s, 2007                       $     260    $      267,800
Liberty Group Operating, Inc., 9.375s, 2008            245           225,706
Mail-Well, Inc., 9.625s, 2012##                        275           277,750
World Color Press, Inc., 7.75s, 2009                   325           328,429
                                                              --------------
                                                              $    1,099,685
                                                              --------------
RAILROADS -- 0.5%
Kansas City Southern Railway
   Co., 7.5s, 2009##                             $     360    $      360,450
                                                              --------------
RETAIL -- 0.2%
PCA LLC/PCA Finance
   Corp., 11.875s, 2009##                        $     120    $      118,800
                                                              --------------
STEEL -- 3.2%
AK Steel Holdings Corp., 7.75s, 2012##           $     285    $      283,575
AK Steel Holdings Corp., 9.125s, 2006                  390           407,784
Commonwealth Aluminum Corp., 10.75s, 2006              555           557,775
Jorgensen Earle M Co., 9.75s, 2012##                   275           270,875
Kaiser Aluminum & Chemical Corp., 9.875s,
   2049 (Forest & Paper Products)**                    360           280,800
United States Steel LLC, 10.75s, 2008##                225           234,000
WCI Steel, Inc., 10s, 2004                             550           308,000
                                                              --------------
                                                              $    2,342,809
                                                              --------------
STORES -- 3.1%
Cole National Group, Inc., 8.875s, 2012##        $     340    $      337,450
Finlay Enterprises, Inc., 9s, 2008                     250           240,938
Finlay Fine Jewelry Corp., 8.375s, 2008                850           831,937
Gap, Inc., 10.55s, 2008                                400           408,000
J.Crew Operating Corp., 10.375s, 2007                  485           419,525
                                                              --------------
                                                              $    2,237,850
                                                              --------------
SUPERMARKETS -- 1.3%
Fleming Cos Inc., 10.125s, 2008                  $     240    $      243,600
Jitney-Jungle Stores of America,
   Inc., 12s, 2006**                                   630                 0
Roundys, Inc., 8.875s, 2012##                          120           119,700
Southland Corp., 5s, 2003                              575           586,500
                                                              --------------
                                                              $      949,800
                                                              --------------
TELECOM-- WIRELESS-- 2.3%
Alamosa Holdings, Inc., 0s to 2005,
   12.875s to 2010                               $     185    $       27,750
American Cellular Corp., 9.5s, 2009                    125            22,500
Centennial Cellular Operating
   Co., 10.75s, 2008                                   815           391,200
Crown Castle International
   Corp., 10.75s, 2011                                 435           287,100
McCaw International Ltd., 0s to
   2002, 13s to 2007**                                 575             7,187
Nextel Communications, Inc., 0s to
   2003, 9.95s to 2008                                 750           360,000
Nextel International, Inc., 0s to
   2003, 12.125s to 2008**                             400             4,000
Rural Cellular Corp., 9.75s, 2010                      575           276,000
Triton Pcs Inc., 8.75s, 2011                           480           295,200
                                                              --------------
                                                              $    1,670,937
                                                              --------------
TELECOM -- WIRELINE -- 0.3%
Exodus Communications, Inc., 11.625s, 2010**     $      70    $       11,550
Focal Communications Corp.,
   0s to 2003, 12.125s to 2008                         215            27,950
Hyperion Telecommunication,
   Inc., 12s, 2007**                                   540                54
ICG Holdings, Inc., 0s to 2001,
   12.5s to 2006**                                     315            11,813
ITC Deltacom, Inc., 9.75s, 2008**                      535           123,050
Nextlink Communications,
   Inc., 10.75s, 2009**                                210             5,250
Nextlink Communications, Inc., 0s to
   2004, 12.25s to 2009,**                             275             4,125
PSInet, Inc., 10.5s, 2006**                            500            48,750
                                                              --------------
                                                              $      232,542
                                                              --------------
TIRE & RUBBER -- 0.3%
Day International Group, Inc., 11.125s, 2005     $     195    $      194,025
                                                              --------------
TRANSPORTATION -- OTHER -- 0.1%
Petroleum Helicopters, Inc., 9.375s, 2009##      $      70    $       71,750
                                                              --------------
UTILITIES -- ELECTRIC -- 0.2%
Nisource Finance Corp., 7.5s, 2003               $     144    $      144,461
                                                              --------------
     Total U.S. Bonds                                         $   63,827,671
                                                              --------------
FOREIGN BONDS -- 4.8%
BELGIUM -- 0.1%
Tele1 Europe B.V., 13s, 2009 (Telecom-Wireline)  $     700    $       98,000
                                                              --------------
CANADA -- 1.5%
Tembec Industries, Inc., 7.75s, 2012
   (Forest & Paper Products)                     $     305    $      302,713
Canwest Media, Inc., 10.625s, 2011
   (Advertising & Broadcasting)                        100            99,500
GT Group Telecom, Inc., 0s to 2005,
   13.25s to 2010, (Telecom-Wireline)            $   1,050    $        2,625
Quebecor Media, Inc., 11.125s, 2011
   (Advertising & Broadcasting)                        345           339,825
Russel Metals, Inc., 10s, 2009
   (Metals & Minerals)                                 295           308,275
Worldwide Fiber, Inc., 12s, 2009
   (Telecom-Wireline)**                                175                17
                                                              --------------
                                                              $    1,052,955
                                                              --------------
GERMANY -- 0.4%
Fresenius Medical Care Capital
   Trust II, 7.875s, 2008 (Medical &
   Health Technology Services)                   $     355    $      319,500
                                                              --------------
GREECE -- 0.3%
Fage Dairy Industries S.A., 9s, 2007
   (Food & Beverage Products)                    $     210    $      197,400
                                                              --------------

                                             PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)       VALUE
FOREIGN BONDS -- continued
MEXICO -- 0.4%
Corporacion Durango Sa De Cv, 13.75s,
   2009## (Forest & Paper Products)              $     360    $      298,800
                                                              --------------
NETHERLANDS-- 0.1%
Completel Europe N.V., 0s to 2004,
   14s to 2009 (Telecom-Wireline)                $     920    $       64,400
United Pan Europe Commerce,
   11.25s, 2010 (Media-Cable)**                        250            32,500
                                                              --------------
                                                              $       96,900
                                                              --------------
NORWAY-- 0.1%
Ocean Rig Norway AS, 10.25s,
   2008 (Oil Services)                           $     100    $       88,000
                                                              --------------
SINGAPORE-- 0.3%
Flextronics International Ltd.,
   9.875s, 2010 (Electronics)                    $     180    $      188,100
                                                              --------------
SPAIN
Jazztel PLC, 14s, 2009 (Telecom-Wireline)        $     385    $       30,800
                                                              --------------
UNITED KINGDOM-- 1.6%
Euramax International PLC,
   11.25s, 2006 (Metals & Minerals)              $     225    $      225,000
Colt Telecom Group PLC, 0s to 2001,
   12s to 2006, (Telecom-Wireline)                     505           292,900
Dolphin Telecom PLC, 0s to 2003,
   11.5s to 2008 (Telecom-Wireless)                  2,030               203
Energis PLC, 9.75s, 2009
   (Telecom-Wireline)**                                275            16,500
Ono Finance PLC, 13s, 2009
   (Media-Cable)                                       850           272,000
Ono Finance PLC, 14s, 2011
   (Media-Cable)                                       265            92,750
Telewest Communications PLC,
   11s, 2007 (Media-Cable)                             160            64,000
Telewest Communications PLC,
   0s to 2004, 9.25s to 2009
   (Media-Cable)                                       400           132,000
Telewest Communications PLC,0s to 2005,
   11.375s to 2010 (Media-Cable)                        85            24,650
                                                              --------------
                                                              $    1,120,003
                                                              --------------
     Total Foreign Bonds                                      $    3,490,458
                                                              --------------
     Total Bonds
       (Identified Cost, $85,346,623)                         $   67,318,129
                                                              --------------
STOCKS -- 0.1%
                                                 SHARES
FOREIGN STOCKS
NETHERLANDS
Completel Europe N.V.
   (Telecom-Wireline)*##                            31,200    $        3,690
                                                              --------------
UNITED KINGDOM
Colt Telecom Group PLC, ADR
   (Telecom-Wireline)*                               2,001    $        5,203
                                                              --------------
     Total Foreign Stocks                                     $        8,893
                                                              --------------
U.S. STOCKS -- 0.1%
CONSUMER GOODS & SERVICES
Ranger Industries, Inc.,*                           10,842    $        1,084
                                                              --------------
MACHINERY
IKS Corp.                                            1,666    $        2,999
                                                              --------------
METALS & MINERALS -- 0.1%
Metal Management, Inc.                              22,001    $       74,803
                                                              --------------
PRINTING & PUBLISHING
Golden Books Family
   Entertainment, Inc.                              21,250    $          425
                                                              --------------
REAL ESTATE
Atlantic Gulf Communities Corp.,+*                     150    $            1
                                                              --------------
TELECOM -- WIRELINE
Versatel Telecom Intl N V                              645    $        2,140
                                                              --------------
     Total U.S. Stocks                                        $       81,452
                                                              --------------
     Total Stocks
       (Identified Cost, $1,095,469)                          $       90,345
                                                              --------------
PREFERRED STOCKS -- 1.0%
CONSUMER GOODS & SERVICES
Renaissance Cosmetics, Inc., 14s                       975    $            0
                                                              --------------
MEDIA -- CABLE -- 0.8%
CSC Holdings, Inc., 11.125*                          8,846    $      548,452
                                                              --------------
PRINTING & PUBLISHING-- 0.2%
Primedia, Inc., 8.625s                               6,000    $      180,000
                                                              --------------
TELECOMMUNICATIONS-- WIRELINE
Global Crossings Holdings Ltd., 10.5#                1,789    $          895
Nextel Communications, Inc., 11.125s#                   97            19,400
                                                              --------------
                                                              $       20,295
                                                              --------------
     Total Preferred Stock
       (Identified Cost, $2,096,550)                          $      748,747
                                                              --------------
WARRANTS-- 0.1%
GT Group Telecom, Inc.,
   (Utilities-Telephone)                             1,050    $            0
ICO, Inc. (Oil Services)*                          375,000             3,750
Knology, Inc. (Telecom-Wireline)##                     500               500
Loral Orion Network Systems, Inc.
   (Telecom-Wireless)*                               1,000             3,000
Loral Orion Network Systems, Inc.
   (Telecom-Wireless)*                               1,100             5,500
McCaw International Ltd.
   (Telecom-Wireless)*##                               700                 1
Metronet Communications Corp.
   (Telecom-Wireline)*##                               600            15,000
Ono Finance PLC (Media-Cable)                        1,225               153
Ono Finance PLC (Telecom-Wireline)                     265                33
Renaissance Cosmetics, Inc*
   (Consumer Goods & Services)                         788                 0
XM Satellite Radio, Inc.
   (Utilities-Telephone)                               425             2,337
                                                              --------------
     Total Warrants (Identified Cost, $356,085)               $       30,274
                                                              --------------
                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
REPURCHASE AGREEMENT-- 3.3%
Merrill Lynch, dated 6/28/02, due 7/1/02,
   total to be received $2,412,387 (secured
   by various U.S. Treasury and Federal
   Agency obligations in a jointly traded
   account), at Cost                                $2,412    $    2,412,000
                                                              --------------
     Total Investments
       (Identified Cost, $91,306,727)                         $   70,599,495
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES-- 2.6%                                         1,863,714
                                                              --------------
     Net Assets-- 100.0%                                      $   72,463,209
                                                              ==============


        See portfolio footnotes and notes to financial statements.

MANAGED SECTORS VARIABLE ACCOUNT
STOCKS -- 89.6%

ISSUER                                           SHARES            VALUE
U.S. STOCKS -- 85.6%
BUILDING MATERIALS -- 4.9%
Ball Corp.                                           5,500    $      228,140
Bowater, Inc.                                        3,500           190,295
Ecolab, Inc.                                         4,100           189,543
Freeport-McMoRan Copper & Gold, Inc.*                6,400           114,240
Georgia Gulf Corp.                                   7,100           187,724
Newmont Mining Corp.                                 7,800           205,374
Olin Corp.                                           7,100           157,265
Pactiv Corp.*                                       16,500           392,700
PPG Industries, Inc.                                 3,200           198,080
Praxair, Inc.                                       21,900         1,247,643
Quanex Corp.                                         3,900           170,430
Silgan Holdings, Inc.*                               9,400           380,136
                                                              --------------
                                                              $    3,661,570
                                                              --------------
CONSUMER PRODUCTS -- 5.9%
Alberto Culver Co.                                   3,900    $      186,420
Avon Products, Inc.                                  7,500           391,800
Coca-Cola Enterprises, Inc.                          8,400           185,472
Conagra, Inc.                                        8,600           237,790
Harman International Industries, Inc.                6,500           320,125
International Multifoods Corp.                       3,800            98,800
Kraft Foods, Inc.                                   14,200           581,490
McCormick & Co., Inc.                               12,300           316,725
NBTY, Inc.*                                         18,300           283,284
Newell Rubbermaid, Inc.                             10,100           354,106
Playtex Products, Inc.*                             20,100           260,295
SUPERVALUE Inc.                                      2,900            71,137
The Pepsi Bottling Group, Inc.                      19,800           609,840
Tyson Foods, Inc.                                   10,000           155,100
W.M. Wrigley Junior Co.                              3,600           199,260
Whirlpool Corp.                                      2,400           156,864
                                                              --------------
                                                              $    4,408,508
                                                              --------------
ENERGY -- 5.2%
BJ Services Co.*                                    12,900    $      437,052
ENSCO International, Inc.                           10,900           297,134
GlobalSantaFe Corp.                                  8,700           237,945
National Oilwell, Inc.*                             17,200           362,060
Noble Corp.*                                        13,500           521,100
Ocean Energy, Inc.*                                 13,700           296,879
Pride International, Inc.*                          17,700           277,182
Rowan Cos., Inc.                                    13,800           296,010
Smith International, Inc.*                           8,200           559,158
Transocean Sedco Forex, Inc.                         5,200           161,980
Weatherford International Ltd.*                     11,300           488,160
                                                              --------------
                                                              $    3,934,660
                                                              --------------
FINANCIAL SERVICES -- 7.6%
Ambac Finanicaial, Inc.                              9,900    $      665,280
Bank America Corp.                                   6,100           429,196
Charter One Financial, Inc.                         11,200           385,056
ChoicePoint, Inc.*                                   4,100           186,427
Dun & Bradstreet Corp.*                              8,000           264,400
Fidelity National Financial, Inc.                    6,300           199,080
First Tennessee National Corp.                       6,500           248,950
M&T Bank Corp.                                       3,600           308,736
Moodys Corp.                                        10,100           502,475
National City Corp.                                 13,800           458,850
North Fork Bancorporation, Inc.                      7,000           278,670
Regions Financial Corp.                             15,900           558,885
Ryder Systems, Inc.                                  3,200            86,688
The St. Joe Co.                                      4,000           120,080
Wachovia Corp.                                      11,400           435,252
Wells Fargo Co.                                     11,100           555,666
                                                              --------------
                                                              $    5,683,691
                                                              --------------
HEALTHCARE -- 15.8%
AmerisourceBergen Corp.                             12,100    $      919,600
Anthem, Inc.*                                       20,700         1,396,836
Coventry Health Care, Inc.*                         12,000           341,040
DENTSPLY International, Inc.                         4,200           155,022
HCA, Inc.                                           16,100           764,750
Health Net, Inc.*                                   13,800           369,426
Henry Schein, Inc.*                                  7,400           329,300
Humana, Inc.*                                       23,400           365,742
Inveresk Research Group, Inc.*                      12,000           156,120
LabOne, Inc.*                                        1,600            41,584
Laboratory Corporation of America Holdings*         14,900           680,185
Mid Atlantic Medical Services, Inc.*                21,100           661,485
Odyssey Healthcare, Inc.*                            7,900           286,375
Omnicare, Inc.                                       3,200            84,032
Patterson Dental Co.*                                3,100           156,023
Quest Diagnostics, Inc.*                            12,400         1,067,020
St. Jude Medical, Inc.*                              5,200           384,020
Tenet Healthcare Corp.*                              6,200           443,610
Triad Hospitals, Inc.*                              12,100           512,798
Trigon Healthcare, Inc.*                             5,100           512,958
United Surgical Partners International, Inc.*       13,800           427,524
UnitedHealth Group, Inc.                             3,350           306,692
Universal Health Services, Inc.                      6,200           303,800
Varian Medical Systems Inc.*                         3,500           141,925
Wellpoint Health Networks, Inc.*                    13,600         1,058,216
                                                              --------------
                                                              $   11,866,083
                                                              --------------
INDUSTRIAL -- 7.9%
Alliant Techsystems, Inc.*                           6,550    $      417,890
DRS Technologies, Inc.*                              4,900           209,475
EDO Corp.                                            9,800           279,300
Engineered Support Systems, Inc.                     4,600           240,580
Fastenal Co.                                         2,200            84,722
Illinois Tool Works, Inc.                            1,800           122,940
ITT Industries, Inc.                                12,600           889,560
Lockheed Martin Corp.                               20,000         1,390,000
Molex Inc.                                          13,100           439,243
Northrop Grumman Corp.                              10,600         1,325,000
Pentair, Inc.                                        5,000           240,400
Rockwell Collins, Inc.                              10,500           287,910
                                                              --------------
                                                              $    5,927,020
                                                              --------------
LEISURE -- 11.0%
CEC Entertainment, Inc.*                            10,300    $      425,390
Clear Channel Communications, Inc.*                  7,700           246,554
E.W. Scripps Co.                                     7,500           577,500
Electronic Arts, Inc.*                               7,600           501,980
Gannett Co., Inc.                                    3,300           250,470
Mattel, Inc.                                        12,700           267,716
McDonald's Corp.                                    10,200           290,190
New York Times Co.                                   8,800           453,200
Outback Steakhouse, Inc.*                           21,125           741,488
P.F.Chang's China Bistro, Inc.*                      8,000           251,360
Starbucks Corp.*                                     9,500           236,075
Tribune Co.                                          8,600           374,100
Valassis Communications, Inc.*                       6,100           222,650
Viacom, Inc., "B"*                                  27,800         1,233,486
Wendy's International, Inc.                         14,100           561,603
Westwood One, Inc.*                                 29,000           969,180
Yum! Brands, Inc.*                                  23,800           696,150
                                                              --------------
                                                              $    8,299,092
                                                              --------------
OTHER -- 3.7%
Apollo Group, Inc.*                                 21,000    $      827,820
Career Education Corp.*                             11,600           522,000
Cintas Corp.                                         3,400           168,062

ISSUER                                           SHARES            VALUE
U.S. STOCKS -- continued
OTHER -- continued
Concord EFS, Inc.*                                   2,700    $       81,378
Corinthian Colleges, Inc.*                          22,300           755,747
FTI Consulting, Inc.*                                  400            14,004
ProQuest Co.*                                        7,300           259,150
Toll Brothers, Inc.*                                 4,500           131,850
                                                              --------------
                                                              $    2,760,011
                                                              --------------
RETAIL -- 13.5%
99 Cents Only Stores*                                2,300    $       58,995
A.C. Moore Arts & Crafts, Inc.*                      4,300           203,605
Advanced Auto Parts, Inc.*                           1,400            76,314
Aeropostale, Inc.*                                  14,900           407,813
AnnTaylor Stores Corp.*                             13,800           350,382
AutoNation, Inc.*                                   20,200           292,900
Bed Bath & Beyond, Inc.*                            30,300         1,143,522
Big 5 Sporting Goods Corp.*                          2,420            34,582
Chico's FAS, Inc.*                                  19,800           719,136
Cost Plus, Inc.*                                     7,500           229,350
CSK Auto Corp.*                                     15,900           221,646
Hancock Fabrics, Inc.                               11,700           217,386
Hollywood Entertainment Corp.*                      17,500           361,900
Hot Topic, Inc.*                                     9,100           243,061
Linens'n Things, Inc.*                              16,800           551,208
Michaels Stores, Inc.*                               8,300           323,700
Movie Gallery, Inc.*                                15,240           321,869
Petco Animal Supplies, Inc.*                        15,470           385,357
PETsMART, Inc.*                                     36,200           577,390
Sears, Roebuck & Co.                                24,300         1,319,490
The Timberland Co.*                                  2,200            78,804
Too Inc.*                                            6,500           200,200
Tractor Supply Co.*                                  2,700           191,673
Tuesday Morning Corp.*                              31,400           582,784
Whole Foods Market, Inc.*                            6,300           303,786
Williams-Sonoma, Inc.*                              23,800           729,708
                                                              --------------
                                                              $   10,126,561
                                                              --------------
TECHNOLOGY -- 8.6%
Analog Devices, Inc.*                                2,500    $       74,250
Cisco Systems, Inc.*                                41,800           583,110
Dell Computer Corp.*                                10,200           266,628
Ebay, Inc.*                                         12,500           770,250
Emulex Corp.*                                        5,500           123,805
Intuit, Inc.*                                       18,600           924,792
L-3 Communications Holding, Inc.*                    6,600           356,400
Microchip Technology, Inc.*                         40,900         1,121,887
Microsoft Corp.*                                    29,300         1,602,710
National Semiconductor Corp.*                        8,900           259,613
Oracle Corp.*                                       15,200           143,944
Rational Software Corp.*                            12,700           104,267
VERITAS Software Corp.*                              6,300           124,677
                                                              --------------
                                                              $    6,456,333
                                                              --------------
TRANSPORTATION -- 1.5%
Heartland Express, Inc.*                            17,154    $      410,495
J.B. Hunt Transport Services, Inc.*                 10,200           301,104
Roadway Corp.                                        3,100           111,383
Union Pacific Corp.                                  3,000           189,840
Yellow Corp.*                                        4,500           145,800
                                                              --------------
                                                              $    1,158,622
                                                              --------------
     Total U.S. Stocks                                        $   64,282,151
                                                              --------------
FOREIGN STOCKS -- 4.0%
BERMUDA -- 0.6%
Nabors Industries, Ltd. (Energy)*                   12,200    $      430,660
                                                              --------------
CANADA -- 0.9%
Cott Corp. (Consumer Products)*                      6,600    $      125,334
Inco Ltd. (Building Materials)*                      6,900           156,216
Mega Blocks, Inc. (Leisure)*##                      14,820           191,815
Placer Dome, Inc. (Building Materials)              10,100           113,221
Royal Bank of Canada (Finanical Services)            2,300            79,535
                                                              --------------
                                                              $      666,121
                                                              --------------
INDONESIA -- 0.2%
PT Telekomunikasi Indonesia
   (Communication Services)                         18,400    $      161,920
                                                              --------------
IRELAND-- 0.1%
Allied Irish Banks, p.l.c.
   (Financial Services)                              6,200    $       82,189
                                                              --------------
JAPAN -- 0.3%
Credit Saison Co. (Financial Services)              11,000    $      261,140
                                                              --------------
NETHERLANDS -- 0.7%
Unilever N.V. (Consumer Products)                    8,200    $      531,360
                                                              --------------
SOUTH AFRICA -- 0.9%
AngloGold Ltd. (Building Materials)                 15,700    $      409,456
Gold Fields Ltd. (Building Materials)               24,500           289,448
                                                              --------------
                                                              $      698,904
                                                              --------------
SOUTH KOREA -- 0.3%
SK Telecom Ltd., ADR
   (Communication Services)                          8,400    $      208,236
                                                              --------------
     Total Foreign Stocks                                     $    3,040,530
                                                              --------------
     Total Stocks
       (Identified Cost, $66,073,673)                         $   67,322,681
                                                              --------------
SHORT-TERM OBLIGATIONS -- 2.1%

                                             Principal Amount
                                               (000 Omitted)
Federal Home Loan Bank,
   due 7/01/02, at Amortized Cost                   $1,576    $    1,576,000
                                                              --------------
REPURCHASE AGREEMENT-- 10.0%
Merrill Lynch, dated 6/28/02, due 7/1/02,
   total to be received $7,532,224 (secured
   by various U.S. Treasury and Federal
   Agency obligations in a jointly traded
   account), at cost                                $7,531    $    7,531,000
     Total Investments

       (Identified Cost, $75,180,673 )                        $   76,429,681
                                                              --------------
OTHER ASSETS,

   LESS LIABILITIES-- (1.7%)                                      (1,295,881)
                                                              --------------
     Net Assets-- 100.0%                                      $   75,133,800
                                                              ==============

        See portfolio footnotes and notes to financial statements.

MONEY MARKET VARIABLE ACCOUNT
COMMERCIAL PAPER -- 50.8%

                                             PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)         VALUE
American Express Credit Corp.,
   due 8/05/02                                   $     600     $     598,892
Bank One Corp., due 8/23/02                          1,500         1,500,000
Barclays U.S. Funding, due 8/12/02                   1,500         1,496,850
Barton Capital Corp.,
   due 9/06/02 - 9/20/02                             2,000         1,992,241
Corporate Asset Funding
   Co., due 9/04/02                                  1,500         1,495,125
CXC, Inc., due 8/14/02                               1,076         1,073,606
Dexia Delaware LLC, due 8/12/02                      1,500         1,496,867
Edison Asset Securitization LLC,
   due 7/01/02                                       2,398         2,398,000
Enterprise Funding Corp., due 7/17/02                1,500         1,498,807
Falcon Asset Securitization, due 7/02/02             1,500         1,499,925
General Electric Capital Corp.,
   due 7/01/02 - 12/10/02                            2,418         2,398,128
Govco, Inc., due 8/12/02 - 9/09/02                   1,656         1,651,066
Halifax PLC, due 8/27/02                             1,000           997,071
ING America Insurance Holdings,
   due 9/19/02 - 9/23/02                             2,400         2,390,270
Kitty Hawk Funding Corp., due 9/03/02                2,977         2,967,394
Lloyds Bank PLC, due 8/14/02                         1,500         1,496,700
New Center Asset Trust,
   due 7/01/02 - 9/10/02                             2,404         2,398,483
Old Line Funding Corp., due 9/20/02                  1,500         1,493,959
Preferred Receivables
   Funding, due 7/01/02                              1,500         1,500,000
Royal Bank Canada, due 7/31/02                       1,000           998,625
Salomon Smith Barney
   Holdings, Inc., due 9/24/02                       1,500         1,493,696
Trident Capital Finance, Inc.,
   due 8/15/02 - 10/01/02                            3,156         3,146,243
UBS Finance, Inc., due 7/01/02                       2,398         2,398,000
     Total Commercial Paper, at Amortized
                                                              --------------
       Cost and Value                                         $   40,379,948
                                                              --------------
U.S. GOVERNMENT AGENCIES-- 29.8%
Federal Home Loan Bank,
   due 7/01/02 - 12/26/02                          $11,253    $   11,192,915
Federal Home Loan Mortgage
   Corp., due 8/14/02                                1,500         1,500,000
Federal National Mortgage Assn.,
   due 7/17/02 - 11/05/02                           11,000        10,973,957
                                                              --------------
     Total U.S. Government Agencies, at
       Amortized Cost and Value                               $   23,666,872
                                                              --------------
REPURCHASE AGREEMENTS-- 20.1%
Goldman Sachs, dated 06/28/02,
   due 07/01/02, total to be received
   $7,996,319 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),       $ 7,995    $    7,995,000
Merrill Lynch, dated 06/28/02,
   due 07/01/02, total to be received
   $7,996,299 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded account),         7,995         7,995,000
                                                              --------------
     Total Repurchase Agreements, at Cost                     $   15,990,000
                                                              --------------
     Total Investments, at Amortized Cost and Value           $   80,036,820
                                                              --------------
OTHER ASSETS,
   LESS LIABILITIES-- (0.7%)                                        (545,112)
                                                              --------------
       Net Assets-- 100.0%                                    $   79,491,708
                                                              ==============

TOTAL RETURN VARIABLE ACCOUNT

STOCKS-- 52.1%

ISSUER                                           SHARES            VALUE
U.S. STOCKS -- 48.9%
AEROSPACE -- 0.2%
United Technologies Corp.                            5,010    $      340,179
                                                              --------------
AUTOMOTIVE -- 0.4%
Delphi Automotive Systems Corp.                     69,240    $      913,968
                                                              --------------
BANKS & CREDIT COS. -- 4.0%
Bank of America Corp.                               22,390    $    1,575,361
Comerica, Inc.                                       4,700           288,580
FleetBoston Financial Corp.                         76,580         2,477,363
Mellon Financial Corp.                              51,020         1,603,559
PNC Financial Services Group Co.                    13,930           728,260
SouthTrust Corp.                                    18,900           493,668
SunTrust Banks, Inc.                                13,000           880,360
U.S. Bancorp, Inc.                                   6,452           150,654
Wachovia Corp.                                      20,400           778,872
                                                              --------------
                                                              $    8,976,677
                                                              --------------
BIOTECHNOLOGY -- 0.4%
Eli Lilly & Co.                                      8,300    $      468,120
Pharmacia Corp.                                     12,309           460,972
                                                              --------------
                                                              $      929,092
                                                              --------------
BUSINESS MACHINES -- 0.2%

Hewlett-Packard Co.                                 21,100    $      322,408
International Business Machines Corp      .          3,060           220,320
                                                              --------------
                                                              $      542,728
                                                              --------------
CHEMICALS -- 1.8%

Air Products & Chemicals, Inc.                      18,320    $      924,610
Dow Chemical Co.                                     9,500           326,610
Georgia Gulf Corp.                                  15,500           409,820
PPG Industries, Inc.                                 6,600           408,540
Praxair, Inc.                                       33,600         1,914,192
                                                              --------------
                                                              $    3,983,772
                                                              --------------
COMPUTER SOFTWARE -- 0.7%
Oracle Corp.*                                      162,600    $    1,539,822
                                                              --------------
CONGLOMERATES -- 0.3%
Tyco International Ltd.                             54,600    $      737,646
                                                              --------------
CONSUMER GOODS & SERVICES -- 1.4%

Eastman Kodak Co.                                   14,600    $      425,882
Fortune Brands, Inc.                                 3,200           179,200
Gillette Co.                                        21,800           738,366
Kimberly-Clark Corp.                                14,200           880,400
Philip Morris Cos., Inc.                             2,900           126,672
Procter & Gamble Co.                                 7,420           662,606
                                                              --------------
                                                              $    3,013,126
                                                              --------------
CONTAINERS -- 0.2%
Owens Illinois, Inc.*                               31,000    $      425,940
                                                              --------------
ELECTRICAL EQUIPMENT -- 0.2%
General Electric Co.                                17,100    $      496,755
                                                              --------------
ELECTRONICS -- 0.2%
Texas Instruments, Inc.                             17,020    $      403,374
                                                              --------------
ENTERTAINMENT -- 1.8%
Viacom, Inc., "B"*                                  82,803    $    3,673,969
Walt Disney Co.                                     13,950           263,655
                                                              --------------
                                                              $    3,937,624
                                                              --------------
FINANCIAL INSTITUTIONS -- 2.5%

American Express Co.                                 8,500    $      308,720
Citigroup, Inc.                                     58,266         2,257,808
Merrill Lynch & Co., Inc.                           39,700         1,607,850
Morgan Stanley Dean Witter & Co.                    33,430         1,440,164
                                                              --------------
                                                              $    5,614,542
                                                              --------------


        See portfolio footnotes and notes to financial statements.

ISSUER                                           SHARES            VALUE
U.S. STOCKS -- continued
FOOD & BEVERAGE PRODUCTS -- 1.0%
Archer-Daniels-Midland Co.                          47,107    $      602,499
Kellogg Co.                                         24,300           871,398
McDonalds Corp.                                     13,900           395,455
PepsiCo, Inc.                                        9,686           466,865
                                                              --------------
                                                              $    2,336,217
                                                              --------------
FOREST & PAPER PRODUCTS -- 1.2%
Bowater, Inc.                                       15,600    $      848,172
International Paper Co.                             42,900         1,869,582
                                                              --------------
                                                              $    2,717,754
                                                              --------------
GAMING &  HOTELS -- 0.2%
Harrah's Entertainment, Inc.*                        8,400    $      372,540
                                                              --------------
INSURANCE -- 3.9%
Allstate Corp.                                      42,480    $    1,570,911
Chubb Corp.                                         18,200         1,288,560
CIGNA Corp.                                         16,070         1,565,539
Hartford Financial Services Group, Inc.             17,110         1,017,532
MetLife, Inc.                                       31,140           896,832
Nationwide Financial Services, Inc., "A"            24,420           964,590
St. Paul Cos., Inc.                                 37,170         1,446,656
                                                              --------------
                                                              $    8,750,620
                                                              --------------
MACHINERY -- 1.0%
Deere & Co.                                         46,880    $    2,245,552
                                                              --------------
MEDIA -- CABLE -- 0.7%
Comcast Corp., "A"*                                 68,420    $    1,631,133
                                                              --------------
MEDICAL & HEALTH PRODUCTS -- 3.4%

Abbott Laboratories, Inc.                            4,560    $      171,684
Bristol-Myers Squibb Co.                            55,750         1,432,775
Merck & Co., Inc.                                   37,800         1,914,192
Pfizer, Inc.                                        62,100         2,173,500
Schering Plough Corp.                               50,860         1,251,156
Wyeth Corp.                                         10,510           538,112
                                                              --------------
                                                              $    7,481,419
                                                              --------------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES -- 0.4%
Genzyme Corp.*                                      35,100    $      675,324
HCA, Inc.                                            6,350           301,625
                                                              --------------
                                                              $      976,949
                                                              --------------
METALS & MINERALS -- 1.0%
Alcoa, Inc.                                         64,390    $    2,134,528
OIL SERVICES-- 2.6%
BJ Services Co.*                                    17,900    $      606,452
Cooper Cameron Corp.*                               18,220           882,212
Noble Corp.*                                        57,195         2,207,727
Schlumberger Ltd.                                   25,280         1,175,520
Transocean Sedco Forex, Inc.                        30,000           934,500
                                                              --------------
                                                              $    5,806,411
                                                              --------------
OILS -- 4.7%
Apache Corp.                                        36,148    $    2,077,787
Devon Energy Corp.                                  56,720         2,795,162
ExxonMobil Corp.                                    55,292         2,262,549
Kerr-McGee Corp.                                     5,260           281,673
Occidental Petroleum Corp.                          75,870         2,275,341
Unocal Corp.                                        19,250           711,095
                                                              --------------
                                                              $   10,403,607
                                                              --------------
PRINTING & PUBLISHING -- 1.0%
Gannett Co., Inc.                                   13,220    $    1,003,398
New York Times Co.                                   4,800           247,200
Tribune Co.                                         20,000           870,000
                                                              --------------
                                                              $    2,120,598
                                                              --------------
RAILROADS -- 0.6%
Burlington Northern, Inc.                           34,260    $    1,027,800
Norfolk Southern Corp.                               8,800           205,744
                                                              --------------
                                                              $    1,233,544
                                                              --------------
REAL ESTATE INVESTMENT TRUSTS -- 0.6%
Equity Office Properties Trust                      14,800    $      445,480
Equity Residential Properties Trust                 29,260           841,225
Healthcare Realty Trust                              2,100            67,200
                                                              --------------
                                                              $    1,353,905
                                                              --------------
RETAIL -- 1.9%
Sears, Roebuck & Co.                                77,800    $    4,224,540
                                                              --------------
SPECIAL PRODUCTS & SERVICES
Illinois Tool Works, Inc.                            1,000    $       68,300
                                                              --------------
SUPERMARKETS -- 0.7%
Kroger Co.*                                         71,490    $    1,422,651
Safeway, Inc.*                                       2,540            74,143
                                                              --------------
                                                              $    1,496,794
                                                              --------------
TELECOMMUNICATIONS -- 4.4%
Advanced Fibre Communications, Inc.*                32,300    $      534,242
Alltel Corp.                                         1,070            50,290
AT&T Corp.                                         127,471         1,317,360
AT&T Wireless Services, Inc.*                      289,637         1,694,376
BellSouth Corp.                                     21,500           677,250
Motorola, Inc.                                      73,400         1,058,428
SBC Communications, Inc.                            18,624           568,032
Sprint Corp.                                        16,380           173,792
Telephone & Data Systems, Inc.                      34,600         2,095,030
Verizon Communications, Inc.                        40,606         1,630,331
                                                              --------------
                                                              $    9,799,131
                                                              --------------
TRANSPORTATION SERVICES -- 0.6%
United Parcel Service, Inc.                         20,100    $    1,241,175
                                                              --------------
U.S. GOVERNMENT AGENCIES -- 1.0%

Federal Home Loan Mortgage Corp.                    31,320    $    1,916,784
Federal National Mortgage Assn.                      5,000           368,750
                                                              --------------
                                                              $    2,285,534
                                                              --------------
UTILITIES -- ELECTRIC -- 2.7%
Calpine Corp.*                                     146,600    $    1,030,598
Exelon Corp.                                         6,020           314,846
FirstEnergy Corp.                                   12,100           403,898
FPL Group, Inc.                                      7,640           458,324
NiSource, Inc.                                     108,803         2,375,169
Pinnacle West Capital Corp.                         20,260           800,270
Progress Energy, Inc.                                2,700           140,427
TXU Corp.                                            8,259           425,751
                                                              --------------
                                                              $    5,949,283
                                                              --------------
UTILITIES -- GAS -- 1.0%
El Paso Corp.                                       42,800    $      882,108
National Fuel Gas Co.                               51,800         1,166,018
WGL Holdings, Inc.                                   6,910           178,969
                                                              --------------
                                                              $    2,227,095
                                                              --------------
     Total U.S. Stocks                                        $  108,711,874
                                                              --------------
FOREIGN STOCKS -- 3.2%
BRAZIL
Aracruz Celulose SA, ADR (Forest &
   Paper Products)                                   3,900    $       78,000
                                                              --------------
CANADA -- 0.2%
Alcan, Inc. (Metals)                                11,300    $      423,976
                                                              --------------
NETHERLANDS -- 1.4%
Akzo Nobel NV (Chemicals)                           57,090    $    2,480,853
Royal Dutch Petroleum Co. (Oils)                    13,020           719,615
                                                              --------------
                                                              $    3,200,468
                                                              --------------
SWITZERLAND -- 0.2%
Nestle SA (Food & Beverage Products)                 1,530    $      356,029
                                                              --------------

ISSUER                                           SHARES            VALUE
FOREIGN STOCKS -- continued
UNITED KINGDOM -- 1.4%
BP Amoco PLC, ADR (Oils)                            31,770    $    1,604,067
Diageo PLC (Food & Beverage Products)*              25,577           332,191
Reed Elsevier PLC (Publishing)                      85,300           810,745
Vodafone Group PLC, ADR
   (Telecommunications)                             25,849           352,839
                                                              --------------
                                                              $    3,099,842
                                                              --------------
     Total Foreign Stocks                                     $    7,158,315
                                                              --------------
     Total Stocks (Identified Cost, $121,350,939)             $  115,870,189
                                                              --------------
BONDS -- 39.4%
                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
U.S. BONDS -- 37.9%
ADVERTISING & BROADCASTING -- 0.2%
Belo Corp., 7.75s, 2027                          $     226    $      210,295
Clear Channel Communications, Inc., 7.25s,
   2003                                                133           134,181
Clear Channel Communications, Inc., 7.875s,
   2005                                                 84            85,576
                                                              --------------
                                                              $      430,052
                                                              --------------
AEROSPACE & DEFENSE -- 0.6%
Northrop Grumman Corp., 7.75s, 2031              $     326    $      352,983
Raytheon Co., 6.45s, 2002                              663           665,420
Raytheon Co., 6.15s, 2008                              217           222,733
Raytheon Co., 7s, 2028                                 113           112,581
                                                              --------------
                                                              $    1,353,717
                                                              --------------
AIRLINES -- 0.1%
Jet Equipment Trust, 11.44s, 2014##              $     300    $      219,529
                                                              --------------
AUTOMOTIVE -- 0.3%
Ford Motor Co., 7.45s, 2031                      $     355    $      329,891
TRW, Inc., 6.625s, 2004                                110           114,887
TRW, Inc., 7.75s, 2029                                 167           173,065
                                                              --------------
                                                              $      617,843
                                                              --------------
BANKS & CREDIT COS. -- 0.4%
Bank of America Corp., 7.4s, 2011                $     299    $      326,962
Credit Suisse First Boston
   USA, 6.5s, 2012                                     606           613,181
                                                              --------------
                                                              $      940,143
                                                              --------------
BROKERAGE -- 0.6%
Lehman Brothers Holdings, Inc., 8.25s,
   2007                                          $     802    $      905,779
Morgan Stanley Group, Inc., 6.1s, 2006                 429           448,047
                                                              --------------
                                                              $    1,353,826
                                                              --------------
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                   $     208    $      217,924
                                                              --------------
CONSUMER CYCLICAL -- 0.2%
Cendant Corp., 6.875s, 2006                      $     450    $      450,684
                                                              --------------
CORPORATE ASSET-BACKED -- 4.9%
American Airlines Pass-Through
   Trust, 6.855s, 2010                           $     172    $      179,873
Banamex Credit Card Merchant
   Voucher, 6.25s, 2003##                              167           167,040
BCF Corp., 7.75s, 2026##                                89            61,808
Bear Stearns Commercial Mortgage
   Securities, Inc., 6.8s, 2008                        431           458,271
Beneficial Home Equity
   Loan Trust, 1.96s, 2037                             516           512,519
Certificates Funding
   Corp., 6.716s, 2004                                 297           315,499
Chase Commercial Mortgage
   Securities Corp., 6.39s, 2030                       369           392,175
Chase Commercial Mortgage
   Securities Corp., 7.543s, 2032                $     129   $       140,181
Chase Mortgage Finance
   Trust, 6s, 2017                                     406           413,157
Citibank Credit Card
   Issuance Trust, 6.65s, 2008                         623           660,893
Commerce 2000, 2.14s, 2002##                            31            31,301
Commerce 2000, 2.06s, 2011                             253           252,858
Continental Airlines Pass-Through
   Trust, Inc., 6.648s, 2019                           630           601,467
Criimi Mae Corp., 6.701s, 2030##                       190           187,855
Criimi Mae Corp., 7s, 2033                             320           333,188
CWMBS, Inc. Pass-Through
   Trust, 8s, 2030                                     756           806,189
GS Mortgage Securities
   Corp. II, 6.06s, 2030                               522           539,831
Independant National
   Mortgage Corp., 7s, 2026                            117           119,616
Morgan Commercial Mortgage
   Finance Corp., 6.613s, 2030                         175           186,830
Morgan Stanley Capital I,
   Inc., 0s, 2030##                                 10,099           342,763
Morgan Stanley Dean Witter
   Capital Trust, 3.364s, 2013##                       399           398,940
Residential Accredit
   Loans, Inc., 6.75s, 2028                          1,015         1,045,765
Residential Accredit
   Loans, Inc., 7s, 2028                               500           518,228
Residential Funding
   Mortgage Securities, Inc., 7.66s, 2012                2             1,943
Residential Funding Mortgage
   Securities, Inc., 6s, 2016                        1,942         1,968,603
Summit Acceptance Auto
   Receivables Trust, 7.51s, 2007                      200           210,375
                                                              --------------
                                                              $   10,847,168
                                                              --------------
ENTERTAINMENT -- 0.6%
AOL Time Warner, Inc., 6.15s, 2007               $     325    $      310,203
AOL Time Warner, Inc., 10.15s, 2012                    809           922,454
AOL Time Warner, Inc., 6.875s, 2018                    188           161,063
                                                              --------------
                                                              $    1,393,720
                                                              --------------
FINANCIAL INSTITUTIONS-- 2.9%
Countrywide Home Loans, Inc.,
   6.85s, 2004                                   $     632    $      669,522
Countrywide Home Loans,
   Inc., 5.5s, 2006                                    229           234,061
Ford Motor Credit Co., 6.42s, 2003                     249           253,589
Ford Motor Credit Co., 6.875s, 2006                    749           764,976
Ford Motor Credit Co., 7.375s, 2009                    420           426,346
Ford Motor Credit Co., 7.875s, 2010                    230           238,922
General Electric Capital
   Corp., 7.5s, 2005                                   536           587,408
General Electric Capital
   Corp., 8.7s, 2007                                   110           127,611
General Electric Capital
   Corp., 8.75s, 2007                                  130           152,269
General Electric Capital
   Corp., 8.85s, 2007                                  199           229,855
General Electric Capital
   Corp., 6.75s, 2032                                  126           124,063
General Motors Acceptance
   Corp., 6.875s, 2011                                 277           274,568
General Motors Acceptance
   Corp., 7.25s, 2011                                  405           414,217

                                             PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)         VALUE
U.S. BONDS -- continued
FINANCIAL INSTITUTIONS --  continued
General Motors Acceptance
   Corp., 7s, 2012                               $     164   $       164,246
General Motors Acceptance
   Corp., 3.898s, 2013                                 177           177,884
General Motors Acceptance
   Corp., 8s, 2031                                     176           180,474
Household Finance Corp., 7s, 2012                      144           143,187
Socgen Real Estate Co., 7.64s, 2049##                  828           883,973
Sunamerica Institutional
   Funding I, 5.75s, 2009                              441           450,702
                                                              --------------
                                                              $    6,497,873
                                                              --------------
FOOD & BEVERAGE PRODUCTS -- 0.4%
Dole Foods, Inc., 7.25s, 2009##                  $     262    $      267,889
Kellogg Co., 6s, 2006                                  291           304,121
Tyson Foods, Inc., 8.25s, 2011                         271           300,859
                                                              --------------
                                                              $      872,869
                                                              --------------
FOREST & PAPER PRODUCTS -- 0.2%
Meadwestvaco Corp., 6.85s, 2012                  $     151    $      156,715
Weyerhaeuser Co., 6.75s, 2012##                        103           105,898
Weyerhaeuser Co., 7.375s, 2032##                       138           139,715
                                                              --------------
                                                              $      402,328
                                                              --------------
GAMING &  HOTELS -- 0.3%

Harrahs Operating, Inc., 7.125s, 2007            $     193    $      202,940
MGM Mirage, Inc., 8.5s, 2010                           463           477,390
                                                              --------------
                                                              $      680,330
                                                              --------------
INSURANCE -- 0.5%
AIG Sunamerica, 7.6s, 2005##                     $     444    $      495,757
Prudential Funding Corp., 6.6s, 2008                   375           397,136
St Paul Cos., Inc., 5.75s, 2007                        158           158,312
                                                              --------------
                                                              $    1,051,205
                                                              --------------
MACHINERY -- 0.1%
Kennametal, Inc., 7.2s, 2012                     $     250    $      249,817
MEDIA-- CABLE-- 0.9%
Comcast Corp., 6.75s, 2011                       $     156    $      138,263
Comcast Corp., 6.875s, 2009                            245           228,002
Cox Communications, Inc., 7.75s, 2010                  362           344,311
TCI Communications
   Financing III, 9.65s, 2027                        1,218         1,238,889
                                                              --------------
                                                              $    1,949,465
                                                              --------------
MEDICAL & HEALTH TECHNOLOGY
   SERVICES -- 0.6%
HCA, Inc., 6.95s, 2012                           $     338    $      344,449
Healthsouth Corp., 6.875s, 2005                        192           189,120
Healthsouth Corp., 7.375s, 2006                        128           128,000
Tenet Healthcare Corp., 6.375s, 2011                   726           734,905
                                                              --------------
                                                              $    1,396,474
                                                              --------------
NATURAL GAS -- PIPELINE -- 0.9%
Coastal Corp., 6.2s, 2004                        $     699    $      694,513
Kinder Morgan Energy Partners,
   Inc., 6.75s, 2011                                   395           405,546
Kinder Morgan Energy Partners,
   Inc., 7.4s, 2031                                    252           253,910
Kinder Morgan Energy Partners,
   Inc., 7.75s, 2032                                   117           122,821
Texas Gas Transmission
   Corp., 7.25s, 2027                                  400           335,939
Williams Gas Pipelines Central,
   Inc., 7.375s, 2006##                                163           134,491
                                                              --------------
                                                              $    1,947,220
                                                              --------------
OILS -- 0.5%
Amerada Hess Corp., 7.3s, 2031                   $     295    $      300,537
Conoco Funding Co., 6.35s, 2011                        247           256,369
Devon Financing Corp., 6.875s, 2011              $     529    $      550,920
Occidental Petroleum Corp., 6.4s, 2003                  54            54,963
Phillips Petroleum Co., 8.5s, 2005                      40            44,708
                                                              --------------
                                                              $    1,207,497
                                                              --------------
POLLUTION CONTROL -- 0.7%
USA Waste Services, Inc., 7s, 2004               $     750    $      784,507
Waste Management, Inc., 6.625s, 2002                   208           208,198
Waste Management, Inc., 7.375s, 2010                   508           528,919
                                                              --------------
                                                              $    1,521,624
                                                              --------------
PRINTING & PUBLISHING-- 0.1%
News America Holdings,
   Inc., 8.5s, 2005                              $      86    $       92,154
News America Holdings,
   Inc., 6.703s, 2034                                  215           222,209
                                                              --------------
                                                              $      314,363
                                                              --------------
RAILROADS -- 0.2%
Union Pacific Corp., 6.34s, 2003                 $     365    $      380,363
                                                              --------------
REAL ESTATE -- 0.4%
EOP Operating Ltd., 7.75s, 2007                  $      29    $       31,644
Simon Property Group, Inc., 6.75s, 2004                578           599,577
Vornado Realty Trust, 5.625s, 2007                     383           380,522
                                                              --------------
                                                              $    1,011,743
                                                              --------------
SUPERMARKETS -- 0.2%
Delhaize America, Inc., 9s, 2031                 $     468    $      505,197
                                                              --------------
TELECOMMUNICATIONS & CABLE -- 1.2%
AT&T Corp., 6.5s, 2029                           $       9    $        6,210
AT&T Wireless Services,
   Inc., 7.35s, 2006                                   298           259,099
Citizens Communications
   Co., 8.5s, 2006                                     125           122,669
Citizens Communications
   Co., 7.625s, 2008                                   254           232,101
Sprint Capital Corp., 5.7s, 2003                       121           111,740
Sprint Capital Corp., 7.125s, 2006                     107            94,063
Sprint Capital Corp., 6s, 2007                         298           250,210
Sprint Capital Corp., 8.375s, 2012##                   178           145,942
Telecomunicaciones de Puerto Rico,
   Inc., 6.65s, 2006                                   270           270,790
Verizon New York, Inc., 6.875s, 2012                 1,016         1,026,831
WorldCom, Inc., 6.5s, 2004                             178            29,370
WorldCom, Inc., 6.95s, 2028                            214            33,705
                                                              --------------
                                                              $    2,582,730
                                                              --------------
U.S. GOVERNMENT AGENCIES -- 13.1%
Federal Home Loan Mortgage
   Corp., 4.25s, 2005                            $     521    $      531,566
Federal Home Loan Mortgage
   Corp., 6s, 2011                                      94            98,405
Federal National Mortgage
   Assn., 5.25s, 2007                                  690           715,399
Federal National Mortgage
   Assn., 5.5s, 2006                                 1,066         1,119,172
Federal National Mortgage
   Assn., 5.722s, 2009                                 830           854,310
Federal National Mortgage
   Assn., 6s, 2005                                   2,904         2,988,438
Federal National Mortgage
   Assn., 6.5s, 2031                                 7,651         7,811,518
Federal National Mortgage
   Assn., 6.625s, 2010                               4,395         4,783,166
Federal National Mortgage
   Assn., 7.5s, 2030                                 1,152         1,209,531
Government National Mortgage
   Assn., 6.5s, 2028                                 1,750         1,793,359
Government National Mortgage
   Assn., 7s, 2028                                   5,047         5,248,981

                                             PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)         VALUE
U.S. BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Government National Mortgage
   Assn., 7.5s, 2023                               $ 1,538    $    1,627,222
Student Loan Marketing
   Assn., 5s, 2004                                     250           259,060
                                                              --------------
                                                              $   29,040,127
                                                              --------------
U.S. TREASURY OBLIGATIONS -- 3.0%

U.S. Treasury Bonds, 5.375s, 2031                  $   808    $      791,202
U.S. Treasury Bonds, 6.25s, 2030                       692           749,602
U.S. Treasury Notes, 3.5s, 2006                        702           689,490
U.S. Treasury Notes, 4.375s, 2007                      545           552,494
U.S. Treasury Notes, 4.875s, 2012                      600           602,250
U.S. Treasury Notes, 5s, 2011                          258           261,581
U.S. Treasury Notes, 5.5s, 2009                        193           204,186
U.S. Treasury Notes, 6.875s, 2006                    2,164         2,402,451
U.S. Treasury Notes, 11.875s, 2003                     435           490,550
                                                              --------------
                                                              $    6,743,806
                                                              --------------
UTILITIES -- ELECTRIC -- 3.6%

Allegheny Energy Supply Co., 7.8s, 2011            $   221    $      225,992
Cleveland Electric Illuminating Co., 9s, 2023          321           335,907
Commonwealth Edison Co., 8.5s, 2022                    323           335,642
Dominion Resources, Inc., 8.125s, 2010                 284           317,063
DTE Energy Co., 7.05s, 2011                            238           250,276
Entergy Mississippi, Inc., 6.2s, 2004                  256           264,010
GGIB Funding Corp., 7.43s, 2011                        135           139,001
Gulf States Utilities Co., 8.25s, 2004                 128           136,387
Midamerican Funding Corp., 6.927s, 2029                454           431,623
Midland Cogeneration Venture Corp., 10.33s, 2002       109           108,674
Midland Funding Corp. I, 10.33s, 2002                   27            26,766
Niagara Mohawk Power Corp., 7.25s, 2002                333           336,816
Niagara Mohawk Power Corp., 7.75s, 2006                782           860,255
Niagara Mohawk Power Corp., 8.77s, 2018                571           593,098
NiSource Finance Corp., 7.5s, 2003                     225           225,720
NiSource Finance Corp., 7.875s, 2010                   977         1,007,023
Northeast Utilities, 8.58s, 2006                       245           266,611
Northwestern Corp., 8.75s, 2012##                      163           147,042
Pseg Power Corp., 7.75s, 2011                          289           305,421
Pseg Power Corp., 6.95s, 2012##                        124           124,650
Pseg Power Corp., 8.625s, 2031                          91           100,444
Salton Sea Funding Corp., 7.84s, 2010                  400           396,904
Salton Sea Funding Corp., 8.3s, 2011                    98            98,130
Toledo Edison Co., 7.875s, 2004                        320           338,662
Utilicorp United, Inc., 7s, 2004                       152           142,301
Waterford 3 Funding Energy Corp., 8.09s, 2017          438           443,507
Wisconsin Energy Corp., 5.875s, 2006                   125           129,246
                                                              --------------
                                                              $    8,087,171
                                                              --------------
UTILITIES -- GAS -- 0.1%
Consolidated Natural Gas Co., 6.25s, 2011          $   128    $      128,165
                                                              --------------
     Total U.S. Bonds                                         $   84,394,973
                                                              --------------
FOREIGN BONDS -- 1.5%
CANADA -- 0.5%
Abitibi-Consolidated, Inc., 8.85s, 2030
   (Forest & Paper Products)                       $   400    $      390,456
Hydro Quebec, 6.3s, 2011 (Energy)                      567           600,651
                                                              --------------
                                                              $      991,107
                                                              --------------
FRANCE-- 0.1%
France Telecom SA, 3.637s, 2003
   (Telecommunications)                            $   292    $      292,447
                                                              --------------
ITALY -- 0.5%
Italian Republic, 4.625s, 2005                     $   500    $      511,596
Unicredito Italiano Capital Trust,
   9.2s, 2049 (Banks & Credit Cos.)##                  415           483,479
                                                              --------------
                                                              $      995,075
                                                              --------------
MEXICO -- 0.2%
Government of Mexico, 8.375s, 2011                 $   154    $      160,160
Pemex Project Funding Master
   Trust, 9.125s, 2010 (Oils)                          291           301,203
                                                              --------------
                                                              $      461,363
                                                              --------------
UNITED KINGDOM-- 0.2%
Hanson PLC, 7.875s, 2010
   (Building Products)                             $   459    $      510,931
                                                              --------------
     Total Foreign Bonds                                      $    3,250,923
                                                              --------------
     Total Bonds
       (Identified Cost, $86,194,957)                         $   87,645,896
                                                              --------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
                                                  SHARES
U.S. STOCKS -- 1.1%
AUTOMOTIVE -- 0.1%
General Motors Corp., 5.25s                          7,700    $      202,279
                                                              --------------
ENERGY -- 0.3%
Dominion Resources, Inc., 9.5s                       6,700    $      406,690
Duke Energy Co., 8s                                 18,100           393,675
                                                              --------------
                                                              $      800,365
                                                              --------------
NATURAL GAS -- PIPELINE -- 0.2%
Williams Cos., Inc., 9s                             37,730    $      474,643
                                                              --------------
TELECOMMUNICATIONS -- 0.3%
Motorola, Inc., 7s                                  13,900    $      637,593
                                                              --------------
UTILITIES -- ELECTRIC -- 0.2%
NiSource, Inc., 7.75s                                6,900    $      291,111
TXU Corp., 9.25s                                     4,800           128,832
                                                              --------------
                                                              $      419,943
                                                              --------------
     Total Convertible Preferred Stocks
       (Identified Cost, $3,024,537)                          $    2,534,823
                                                              --------------
CONVERTIBLE BONDS -- 0.6%
                                             PRINCIPAL AMOUNT
                                               (000 OMITTED)
U.S. BONDS -- 0.6%
CONGLOMERATES -- 0.1%
Loews Corp., 3.125s, 2007                             $370    $      322,363
                                                              --------------
ELECTRONICS -- 0.3%
Analog Devices, Inc., 4.75s, 2005                     $600    $      573,000
                                                              --------------
RESTAURANTS & LODGING -- 0.2%
Hilton Hotels Corp., 5s, 2006                         $440    $      416,812
                                                              --------------
     Total Convertible Bonds
       (Identified Cost, $1,273,850)                          $    1,312,175
                                                              --------------
SHORT-TERM OBLIGATIONS -- 3.2%
General Electric Capital
   Corp., due 7/01/02                               $3,498    $    3,498,000
New Center Asset Trust,
   due 7/01/02                                       3,530         3,530,000
                                                              --------------
     Total Short-Term Obligations
       at Amortized Cost                                      $    7,028,000
                                                              --------------
REPURCHASE AGREEMENT-- 2.7%
Merrill Lynch & Co., Inc., dated 6/28/02,
   due 7/1/02, total to be received
   $5,884,956 (secured by various
   U.S. Treasury and Federal Agency
   obligations in a jointly traded
   account), at cost                                $5,884    $    5,884,000
                                                              --------------
     Total Investments
       (Identified Cost, $224,756,283)                        $  220,275,083
                                                              --------------

                                                                  VALUE
OTHER ASSETS,
   LESS LIABILITIES-- 0.9%                                    $    2,070,194
                                                              --------------
     Net Assets-- 100.0%                                      $  222,345,277
                                                              ==============


        See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
  *Non-income producing security.
 **Non-income producing security-- in default
  #Payment-in-kind
 ##SEC Rule 144A restriction.
  +Restricted Security.
   Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD = Australian Dollars
CAD = Canadian Dollars
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen
SEK = Swedish Krona

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)-- June 30, 2002
(000 Omitted)


                                             CAPITAL       GLOBAL     GOVERNMENT      HIGH        MANAGED      MONEY      TOTAL
                                           APPRECIATION  GOVERNMENTS  SECURITIES      YIELD       SECTORS      MARKET     RETURN
                                             VARIABLE     VARIABLE     VARIABLE      VARIABLE     VARIABLE    VARIABLE   VARIABLE
                                             ACCOUNT       ACCOUNT     ACCOUNT       ACCOUNT      ACCOUNT     ACCOUNT    ACCOUNT
                                             ---------    ---------    ---------    ---------    ---------   ---------   ---------
Assets:
   Investments--
      Investments cost                       $ 411,713    $   9,909    $ 136,779    $  91,307    $  75,181   $  80,037   $ 224,756
      Unrealized appreciation (depreciation)   (69,971)         276        3,754      (20,707)       1,249          --      (4,481)

         Total investments, at value         $ 341,742    $  10,185    $ 140,533    $  70,600    $  76,430   $  80,037   $ 220,275
                                             ---------    ---------    ---------    ---------    ---------   ---------   ---------
   Cash                                              1          (11)           1            1           --          --           1
   Receivable for investments sold                  65            2          143            6           31          24       2,446
   Receivable for units sold                     2,179          662        1,231          567        2,425          --          54
   Net receivable for forward foreign
     currency exchange to sold                                    4
   Net receivable for forward foreign
     currency exchange to purchase                              126
   Net receivable for foreign
     currency exchange contracts                                  3           --           (2)
   Interest and dividends receivable               172          204           --        1,566           23          34       1,355
   Receivable from sponsor                          --           --        1,313           --           --          --         146
   Other assets                                      8           --           --            1            1          12           4
                                             ---------    ---------    ---------    ---------    ---------   ---------   ---------
         Total assets                        $ 344,167    $  11,175    $ 143,221    $  72,739    $  78,910   $  80,107   $ 224,281
                                             =========    =========    =========    =========    =========   =========   =========
Liabilities:
   Payable for investments purchased         $   5,193    $     446    $  13,276    $      78    $   3,641   $      --   $   1,845

   Payable for units surrendered                   448            5           50           41           55         218          43
   Payable to affiliates--
      Sponsor                                      855          151          437          121           51         346          --
   Accrued expenses and other liabilities           71           21           34           36           29          51          48
                                             ---------    ---------    ---------    ---------    ---------   ---------   ---------
         Total liabilities                   $   6,567    $     623    $  13,797    $     276    $   3,776   $     615   $   1,936
                                             ---------    ---------    ---------    ---------    ---------   ---------   ---------
         Net assets                          $ 337,600    $  10,552    $ 129,424    $  72,463    $  75,134   $  79,492   $ 222,345
                                             =========    =========    =========    =========    =========   =========   =========

                                See notes to financial statements.

(000 Omitted except for unit values)

                                                                CAPITAL       GLOBAL       GOVERNMENT    HIGH
                                                             APPRECIATION   GOVERNMENTS    SECURITIES    YIELD
                                                     UNIT      VARIABLE      VARIABLE      VARIABLE     VARIABLE
                                          UNIT      VALUE       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT
                                         ------   ----------  ----------   ----------   ----------   ----------
Net assets applicable to contract owners:
Capital Appreciation Variable Account--
   Compass 2                              4,974   $    45.46  $  226,080
   Compass 3                                909        30.05      27,316
   Compass 3 - Level 2                    6,467        12.46      80,608
Global Governments Variable Account--
   Compass 2                                138   $    20.41               $    5,434
   Compass 3                                 62        19.98                    1,239
   Compass 3 - Level 2                      555        11.67                    3,804
Government Securities Variable Account--
   Compass 2                              2,884   $    34.51                            $   99,504
   Compass 3                                238        24.16                                 5,756
   Compass 3 - Level 2                    1,564        14.10                                22,048
High Yield Variable Account--
   Compass 2                              2,102   $    27.89                                         $   58,625
   Compass 3                                167        20.54                                              3,430
   Compass 3 - Level 2                      822        10.95                                              9,002
Managed Sectors Variable Account--
   Compass 2                                506   $    39.08
   Compass 3                                342        38.52
   Compass 3 - Level 2                    3,369        12.44
Money Market Variable Account--
   Compass 2                              1,862   $    20.34
   Compass 3                                219        16.70
   Compass 3 - Level 2                    2,999        12.47
Total Return Variable Account--
   Compass 2                              2,024   $    37.75
   Compass 3                                734        36.94
   Compass 3 - Level 2                    6,531        17.80
                                                              ----------   ----------   ----------   ----------
      Net assets applicable to owners of deferred contracts      334,004       10,477      127,308       71,057

Reserve for variable annuities--
      Compass 2 Contracts                                          3,218           30        1,998        1,362
      Compass 3 Contracts                                             13            0            0            0
      Compass 3 - Level 2 Contracts                                  365           45          118           44
                                                              ----------   ----------   ----------   ----------
         Net assets                                           $  337,600   $   10,522   $  129,424   $   72,463
                                                              ==========   ==========   ==========   ==========
                                                                MANAGED      MONEY         TOTAL
                                                                SECTORS      MARKET        RETURN
                                                                VARIABLE    VARIABLE      VARIABLE
                                                                ACCOUNT     ACCOUNT       ACCOUNT
                                                              ----------   ----------   ----------
Net assets applicable to contract owners:
Capital Appreciation Variable Account--
   Compass 2
   Compass 3
   Compass 3 - Level 2
Global Governments Variable Account--
   Compass 2
   Compass 3
   Compass 3 - Level 2
Government Securities Variable Account--
   Compass 2
   Compass 3
   Compass 3 - Level 2
High Yield Variable Account--
   Compass 2
   Compass 3
   Compass 3 - Level 2
Managed Sectors Variable Account--
   Compass 2                                                  $   19,762
   Compass 3                                                      13,191
   Compass 3 - Level 2                                            41,908
Money Market Variable Account--
   Compass 2                                                               $   37,796
   Compass 3                                                                    3,627
   Compass 3 - Level 2                                                         37,403
Total Return Variable Account--
   Compass 2                                                                            $   76,390
   Compass 3                                                                                27,106
   Compass 3 - Level 2                                                                     116,245
                                                              ----------   ----------   ----------
      Net assets applicable to owners of deferred contracts       74,861       78,826      219,741


Reserve for variable annuities--
      Compass 2 Contracts                                            145          596        1,867
      Compass 3 Contracts                                             11            0           17
      Compass 3 - Level 2 Contracts                                  117           70          720
                                                              ----------   ----------   ----------
         Net assets                                           $   75,134   $   79,492   $  222,345
                                                              ==========   ==========   ==========

                          See notes to financial statements.

STATEMENTS OF OPERATIONS (Unaudited)-- June 30, 2002
(000 Omitted)

                                                                           CAPITAL      GLOBAL     GOVERNMENT      HIGH
                                                                        APPRECIATION  GOVERNMENTS  SECURITIES      YIELD
                                                                          VARIABLE     VARIABLE     VARIABLE     VARIABLE
                                                                           ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                                                                          ---------    ---------    ---------    ---------
Net investment income (loss):
   Income--
      Interest                                                            $     204    $     215    $   3,780    $   4,547
      Dividends                                                               1,141           --           --          116
                                                                          ---------    ---------    ---------    ---------
         Total investment income                                          $   1,345    $     215    $   3,780    $   4,663
                                                                          ---------    ---------    ---------    ---------
Expenses--
   Mortality and expense risk charges                                     $   2,552    $      59    $     809    $     555
   Management fee                                                             1,488           36          356          331
   Boards of Managers fees                                                       11           --            3            2
   Distribution fee                                                              24            1            4            3
   Administrative fee                                                            36            1           11            8
   Custodian fee                                                                 98            5           29           20
   Printing                                                                      10           --            5            5
   Auditing fees                                                                 12           20           17           19
   Legal fees                                                                     1            1           --           --
   Miscellaneous                                                                 14           --           --            6
                                                                          ---------    ---------    ---------    ---------
      Total expenses                                                      $   4,246    $     123    $   1,234    $     949
   Fees paid indirectly                                                          (7)          --           (3)          (2)
      Reduction of expenses by investment adviser                                --           (2)          --           --
                                                                          ---------    ---------    ---------    ---------
      Net expenses                                                        $   4,239    $     121    $   1,231    $     947
                                                                          ---------    ---------    ---------    ---------
      Net investment income (loss)                                        $  (2,894)   $      94    $   2,549    $   3,716
                                                                          ---------    ---------    ---------    ---------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis)--
      Investment transactions                                             $ (61,069)   $     (54)   $    (117)   $  (7,907)
      Futures Contracts                                                          --           33           --           --
      Foreign currency transactions                                              --           (7)          --           (2)
                                                                          ---------    ---------    ---------    ---------
         Net realized gain (loss) on investments and foreign
            currency transactions                                         $ (61,069)   $     (28)   $    (117)   $  (7,909)
                                                                          ---------    ---------    ---------    ---------

Change in unrealized appreciation (depreciation)--
      Investments                                                         $ (43,231)   $     584    $   1,676    $   1,666
      Written options                                                            --           --           --           --
      Futures Contracts                                                          --           11           --           --
      Translation of assets and liabilities in foreign currencies                 1          236           10           (2)
                                                                          ---------    ---------    ---------    ---------
         Net unrealized gain (loss) on investments and foreign currency
            translation                                                   $ (43,230)   $     831    $   1,686    $   1,664
                                                                          ---------    ---------    ---------    ---------
         Net realized and unrealized gain (loss) on investments and
            foreign currency                                              $(104,299)   $     803    $   1,569    $  (6,245)
                                                                          ---------    ---------    ---------    ---------
   Increase (decrease) in net assets from operations                      $(107,193)   $     897    $   4,118    $  (2,529)
                                                                          =========    =========    =========    =========
                                                                           MANAGED      MONEY       TOTAL
                                                                           SECTORS      MARKET      RETURN
                                                                          VARIABLE     VARIABLE    VARIABLE
                                                                           ACCOUNT      ACCOUNT     ACCOUNT
                                                                          ---------    ---------   ---------
Net investment income (loss):
   Income--
      Interest                                                            $      55    $     696   $   2,950
      Dividends                                                                 151           --       1,259
                                                                          ---------    ---------   ---------
         Total investment income                                          $     206    $     696   $   4,209
                                                                          ---------    ---------   ---------
Expenses--
   Mortality and expense risk charges                                     $     529    $     435   $   1,399
   Management fee                                                               311          176         859
   Boards of Managers fees                                                        2            2           5
   Distribution fee                                                              11            3          21
   Administrative fee                                                             8            6          20
   Custodian fee                                                                 21           16          50
   Printing                                                                      --            4           4
   Auditing fees                                                                 15           10          20
   Legal fees                                                                    --           --           1
   Miscellaneous                                                                 --           34          --
                                                                          ---------    ---------   ---------
      Total expenses                                                      $     897    $     686   $   2,379
   Fees paid indirectly                                                          --           --          (7)
      Reduction of expenses by investment adviser                                --           --          --
                                                                          ---------    ---------   ---------
      Net expenses                                                        $     897    $     686   $   2,372
                                                                          ---------    ---------   ---------
      Net investment income (loss)                                        $    (691)   $      10   $   1,837
                                                                          ---------    ---------   ---------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) (identified cost basis)--
      Investment transactions                                             $  (8,807)   $      --   $   1,736
      Futures Contracts                                                          --           --          --
      Foreign currency transactions                                              --           --           2
                                                                          ---------    ---------   ---------
         Net realized gain (loss) on investments and foreign
            currency transactions                                         $  (8,807)   $      --   $   1,738
                                                                          ---------    ---------   ---------

Change in unrealized appreciation (depreciation)--
      Investments                                                         $  (4,639)   $      --   $  (8,380)
      Written options                                                            --           --           3
      Futures Contracts                                                          --           --          --
      Translation of assets and liabilities in foreign currencies                --           --          --
                                                                          ---------    ---------   ---------
         Net unrealized gain (loss) on investments and foreign currency
            translation                                                   $  (4,639)   $      --   $  (8,377)
                                                                          ---------    ---------   ---------
         Net realized and unrealized gain (loss) on investments and
            foreign currency                                              $ (13,446)   $      --   $  (6,639)
                                                                          ---------    ---------   ---------
   Increase (decrease) in net assets from operations                      $ (14,137)   $      10   $  (4,802)
                                                                          =========    =========   =========

                               See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
(000 Omitted)

                                                                         CAPITAL APPRECIATION          GLOBAL GOVERNMENTS
                                                                           VARIABLE ACCOUNT             VARIABLE ACCOUNT
                                                                     ---------------------------   ---------------------------
                                                                        SIX MONTH                    SIX MONTH
                                                                          ENDED     YEAR ENDED         ENDED        YEAR ENDED
                                                                     JUNE 30, 2002  DECEMBER 31,   JUNE 30, 2002   DECEMBER 31,
                                                                       (UNAUDITED)     2001         (UNAUDITED)        2001
                                                                       ---------    ---------        ---------      ---------
Increase (decrease) in net assets:
From operations:
      Net investment income (loss)                                     $  (2,894)   $  (6,427)       $      94      $     245
      Net realized gain (loss) on investments and foreign
         currency transactions                                           (61,069)    (153,689)             (28)          (174)
      Net unrealized gain (loss) on investments and foreign
         currency translation                                            (43,230)     (18,958)             831           (486)
                                                                       ---------    ---------        ---------      ---------
         Increase (decrease) in net assets from operations             $(107,193)   $(179,074)       $     897      $    (415)
                                                                       ---------    ---------        ---------      ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                       $   6,027    $  14,103        $     268      $     426
      Net transfers between variable and fixed accumulation accounts      (4,189)      16,359              328           (336)
      Withdrawals, surrenders, annuitizations and contract charges       (27,815)     (66,000)            (815)        (1,960)
                                                                       ---------    ---------        ---------      ---------
         Net accumulation activity                                     $ (25,977)   $ (35,538)       $    (219)     $  (1,870)
                                                                       ---------    ---------        ---------      ---------
Annuitization activity:
   Annuitizations                                                      $      28    $     150        $      --      $       2
   Annuity payments and contract charges                                    (380)        (960)              (4)            (7)
   Adjustments to annuity reserves                                           253          116              (63)           (24)
                                                                       ---------    ---------        ---------      ---------
      Net annuitization activity                                       $     (99)   $    (694)       $     (67)     $     (29)
                                                                       ---------    ---------        ---------      ---------
   Decrease in net assets from participant transactions                $ (26,076)   $ (36,232)       $    (286)     $  (1,899)
                                                                       ---------    ---------        ---------      ---------
      Total increase (decrease) in net assets                          $(133,269)   $(215,306)       $     611      $  (2,314)
Net assets:
   At beginning of period                                                470,869      686,175            9,941         12,255
                                                                       ---------    ---------        ---------      ---------
   At end of period                                                    $ 337,600    $ 470,869        $  10,552      $   9,941
                                                                       =========    =========        =========      =========
                                                                         GOVERNMENT SECURITIES
                                                                           VARIABLE ACCOUNT
                                                                     ---------------------------
                                                                       SIX MONTH
                                                                         ENDED      YEAR ENDED
                                                                     JUNE 30, 2002 DECEMBER 31,
                                                                       (UNAUDITED)     2001
                                                                       ---------    ---------
Increase (decrease) in net assets:
From operations:
      Net investment income (loss)                                     $   2,549    $   5,829
      Net realized gain (loss) on investments and foreign
         currency transactions                                              (107)       3,288
      Net unrealized gain (loss) on investments and foreign
         currency translation                                              1,676       (1,136)
                                                                       ---------    ---------
         Increase (decrease) in net assets from operations             $   4,118    $   7,981
                                                                       ---------    ---------
Participant transactions:
   Accumulation activity:
      Purchase payments received                                       $   1,114    $   2,468
      Net transfers between variable and fixed accumulation accounts         123        5,578
      Withdrawals, surrenders, annuitizations and contract charges        (7,754)     (15,821)
                                                                       ---------    ---------
         Net accumulation activity                                     $  (6,517)   $  (7,775)
                                                                       ---------    ---------
Annuitization activity:
   Annuitizations                                                      $       2    $     161
   Annuity payments and contract charges                                    (266)        (504)
   Adjustments to annuity reserves                                             8         (133)
                                                                       ---------    ---------
      Net annuitization activity                                       $    (256)   $    (476)
                                                                       ---------    ---------
   Decrease in net assets from participant transactions                $  (6,773)   $  (8,251)
                                                                       ---------    ---------
      Total increase (decrease) in net assets                          $  (2,655)   $    (270)
Net assets:
   At beginning of period                                                132,079      132,349
                                                                       ---------    ---------
   At end of period                                                    $ 129,424    $ 132,079
                                                                       =========    =========

                     See notes to financial statements

(000 Omitted)

                                                                 HIGH YIELD                MANAGED SECTORS
                                                              VARIABLE ACCOUNT            VARIABLE ACCOUNT
                                                        --------------------------    ------------------------
                                                          SIX MONTH                    SIX MONTH
                                                            ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                                        JUNE 30, 2002  DECEMBER 31,  JUNE 30, 2002  DECEMBER 31,
                                                         (UNAUDITED)       2001       (UNAUDITED)       2001
                                                          ----------    ----------    ----------    ----------
Decrease in net assets:
From operations:
      Net investment income (loss)                        $    3,716    $    9,364    $     (691)   $   (1,511)
      Net realized loss on investments and
         foreign currency transactions                        (7,909)      (15,985)       (8,807)      (50,483)
      Net unrealized gain (loss) on investments and
         foreign currency translation                          1,664         6,379        (4,639)       (9,062)
                                                          ----------    ----------    ----------    ----------
         Decrease in net assets from operations           $   (2,529)   $     (242)   $  (14,137)   $  (61,056)
                                                          ----------    ----------    ----------    ----------
Participant transactions:
   Accumulation activity:
      Purchase payments received                          $      704    $    1,549    $    2,244    $    5,863
      Net transfers between variable and
         fixed accumulation accounts                          (6,546)      (22,204)       (2,151)       (7,770)
      Withdrawals, surrenders, annuitizations
         and contract charges                                 (5,858)      (11,144)       (7,564)      (14,058)
                                                          ----------    ----------    ----------    ----------
         Net accumulation activity                        $  (11,700)   $  (31,799)   $   (7,471)   $  (15,965)
                                                          ----------    ----------    ----------    ----------
Annuitization activity:
   Annuitizations                                         $        7    $       33    $       12    $       68
   Annuity payments and contract charges                        (167)         (330)          (51)         (107)
                                                          ----------    ----------    ----------    ----------
   Adjustments to annuity reserves                                (3)         (132)           10            72
                                                          ----------    ----------    ----------    ----------
      Net annuitization activity                          $     (163)   $     (429)   $      (29)   $       33
                                                          ----------    ----------    ----------    ----------
   Decrease in net assets from participant transactions   $  (11,863)   $  (32,228)   $   (7,500)   $  (15,932)
                                                          ----------    ----------    ----------    ----------
      Total decrease in net assets                        $  (14,392)   $  (32,470)   $  (21,637)   $  (76,988)
Net assets:
   At beginning of period                                     86,855       119,325        96,771       173,759
                                                          ----------    ----------    ----------    ----------
   At end of period                                       $   72,463    $   86,855    $   75,134    $   96,771
                                                          ==========    ==========    ==========    ==========

                               See notes to financial statements.

(000 Omitted)

                                                                 MONEY MARKET                  TOTAL RETURN
                                                               VARIABLE ACCOUNT              VARIABLE ACCOUNT
                                                          ---------------------------  ---------------------------
                                                             SIX MONTH                  SIX MONTH
                                                               ENDED      YEAR ENDED       ENDED       YEAR ENDED
                                                          JUNE 30, 2002  DECEMBER 31,  JUNE 30, 2002  DECEMBER 31,
                                                            (UNAUDITED)      2001       (UNAUDITED)       2001
                                                            ----------    ----------    ----------    ----------

Increase (decrease) in net assets:
From operations:
      Net investment income                                 $       10    $    2,145    $    1,837    $    4,049
      Net realized gain on investments and
         foreign currency transactions                              --            --         1,738        10,695
      Net unrealized gain (loss) on investments and
         foreign currency translation                               --            --        (8,377)      (18,657)
                                                            ----------    ----------    ----------    ----------
         Increase(decrease) in net assets from operations   $       10    $    2,145    $   (4,802)   $   (3,913)
                                                            ----------    ----------    ----------    ----------
Participant transactions:
   Accumulation activity:
      Purchase payments received                            $      918    $    2,678    $    3,322    $    7,476
      Net transfers between variable and
         fixed accumulation accounts                             5,720           833         5,663         5,306
      Withdrawals, surrenders, annuitizations and
         contract charges                                       (7,177)      (18,443)      (15,179)      (31,570)
                                                            ----------    ----------    ----------    ----------
         Net accumulation activity                          $     (539)   $  (14,932)   $   (6,194)   $  (18,788)
                                                            ----------    ----------    ----------    ----------
Annuitization activity:
   Annuitizations                                           $       (1)   $       55    $       99    $       67
   Annuity payments and contract charges                           (60)         (162)         (215)         (502)
   Adjustments to annuity reserves                                  16           (45)           (3)         (518)
                                                            ----------    ----------    ----------    ----------
      Net annuitization activity                            $      (45)   $     (152)   $     (119)   $     (953)
                                                            ----------    ----------    ----------    ----------
   Decrease in net assets from participant transactions     $     (584)   $  (15,084)   $   (6,313)   $  (19,741)
                                                            ----------    ----------    ----------    ----------
      Total decrease in net assets                          $     (574)   $  (12,939)   $  (11,115)   $  (23,654)
Net assets:
   At beginning of period                                       80,066        93,005       233,460       257,114
                                                            ----------    ----------    ----------    ----------
   At end of period                                         $   79,492    $   80,066    $  222,345    $  233,460
                                                            ==========    ==========    ==========    ==========

                          See notes to financial statements.

PER UNIT AND OTHER DATA

                                                                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                ------------------------------------------------------------------------
                                                                                  COMPASS 2
                                                ------------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2002 ---------------------------------------------------------
                                                  (UNAUDITED)    2001        2000         1999        1998        1997
                                                   ---------   ---------   ---------    --------     -------     -------
Per unit data:*
   Net asset value-- beginning of period           $   59.45   $   80.58   $   92.24    $  70.43     $ 55.39     $ 45.41
                                                   ---------   ---------   ---------    --------     -------     -------
   Investment income                               $    0.18   $    0.60   $    0.91    $   0.40     $  0.31     $  0.32
   Expenses                                             0.56        1.40        1.92        1.52        1.27        1.07
                                                   ---------   ---------   ---------    --------     -------     -------
     Net investment loss                           $  (0.38)   $  (0.80)   $  (1.01)    $ (1.12)     $(0.96)     $(0.75)
   Net realized and unrealized gain(loss)
     on investments and foreign currency
     transactions                                    (13.61)     (20.33)     (10.65)       22.93       16.00       10.73
                                                   ---------   ---------   ---------    --------     -------     -------
   Net increase(decrease) in unit value            $ (13.99)   $ (21.13)   $ (11.66)    $  21.81     $ 15.04     $  9.98
                                                   ---------   ---------   ---------    --------     -------     -------
   Unit value:
   Net asset value-- end of period                 $   45.46   $   59.45   $   80.58    $  92.24     $ 70.43     $ 55.39
                                                   =========   =========   =========    ========     =======     =======
   Total Return                                 (24.41)%#+++ (26.22)%+++          --          --          --          --
Ratios (to average net assets):
   Expenses##                                        2.08%++      0.79%+      0.76%+      0.76%+      0.77%+      0.77%+
   Net investment loss                             (1.42)%++    (1.19)%+    (1.08)%+    (1.51)%+    (1.55)%+    (1.45)%+
Portfolio turnover                                       42%        123%        140%         85%         78%         60%
Number of units outstanding at
   end of period (000 Omitted)                         4,974       5,340       5,818       6,403       7,447      8,173

                                                                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                ------------------------------------------------------------------------
                                                                              COMPASS 3
                                                ------------------------------------------------------------------------
                                                SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2002 ---------------------------------------------------------
                                                  (UNAUDITED)     2001        2000        1999        1998        1997
                                                   ---------   ---------   ---------    --------     -------     -------
Per unit data:*
   Net asset value-- beginning of period             $ 39.31   $   53.34     $ 61.12     $ 46.71     $ 36.78     $ 30.18
                                                   ---------   ---------   ---------    --------     -------     -------
   Investment income                                 $  0.11   $    0.42     $  0.58     $  0.26     $  0.20     $  0.21
   Expenses                                             0.38        1.03        1.32        1.04        0.88        0.74
                                                   ---------   ---------   ---------    --------     -------     -------
     Net investment loss                             $(0.27)   $  (0.61)     $(0.74)     $(0.78)     $(0.68)     $(0.53)
   Net realized and unrealized gain(loss)
     on investments and foreign currency
     transactions                                     (8.99)     (13.42)      (7.04)       15.19       10.61        7.13
                                                   ---------   ---------   ---------    --------     -------     -------
   Net increase(decrease) in unit value              $(9.26)   $ (14.03)     $(7.78)     $ 14.41     $  9.93     $  6.60
                                                   ---------   ---------   ---------    --------     -------     -------
   Unit value:
   Net asset value-- end of period                   $ 30.05   $   39.31     $ 53.34     $ 61.12     $ 46.71     $ 36.78
                                                   =========   =========   =========    ========     =======     =======
   Total Return                                 (24.45)%#+++ (26.30)%+++          --          --          --          --
Ratios (to average net assets):
   Expenses##                                        2.17%++      0.79%+      0.76%+      0.76%+      0.77%+      0.77%+
   Net investment loss                             (1.52)%++    (1.19)%+    (1.08)%+    (1.51)%+    (1.55)%+    (1.45)%+
Portfolio turnover                                       42%        123%        140%         85%         78%         60%
Number of units outstanding at
   end of period (000 Omitted)                           909         999       1,327       1,824       2,452       2,953

                                                                CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                ------------------------------------------------------------------------
                                                                          COMPASS 3 - LEVEL 2
                                                ------------------------------------------------------------------------
                                                SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2002 ---------------------------------------------------------
                                                  (UNAUDITED)     2001        2000        1999        1998        1997
                                                   ---------   ---------   ---------    --------     -------     -------
Per unit data:*
   Net asset value-- beginning of period             $ 16.29     $ 22.07     $ 25.25     $ 19.27     $ 15.15     $ 12.41
                                                   ---------   ---------   ---------    --------     -------     -------
   Investment income                                 $  0.05     $  0.15     $  0.25     $  0.11     $  0.09     $  0.09
   Expenses                                             0.15        0.35        0.51        0.41        0.34        0.29
                                                   ---------   ---------   ---------    --------     -------     -------
     Net investment loss                             $(0.10)     $(0.20)     $(0.26)     $(0.30)     $(0.25)     $(0.20)
   Net realized and unrealized gain(loss)
     on investments and foreign currency
     transactions                                     (3.73)      (5.58)      (2.92)        6.28        4.37        2.94
                                                   ---------   ---------   ---------    --------     -------     -------
   Net increase(decrease) in unit value              $(3.83)     $(5.78)     $(3.18)     $  5.98     $  4.12     $  2.74
                                                   ---------   ---------   ---------    --------     -------     -------
   Unit value:
   Net asset value-- end of period                   $ 12.46     $ 16.29     $ 22.07     $ 25.25     $ 19.27     $ 15.15
                                                   =========   =========   =========    ========     =======     =======
   Total Return                                 (23.51)%#+++ (26.19)%+++          --          --          --          --
Ratios (to average net assets):
   Expenses##                                        2.05%++      0.79%+      0.76%+      0.76%+      0.77%+      0.77%+
   Net investment loss                             (1.39)%++    (1.19)%+    (1.08)%+    (1.51)%+    (1.55)%+    (1.45)%+
Portfolio turnover                                       42%        123%        140%         85%         78%         60%
Number of units outstanding
   at end of period (000 Omitted)                      6,467       6,705       6,283       5,632       5,055       3,971

      * Per unit data are based on the average number of units outstanding during each year.

      + Excluding mortality and expense risk charges and distribution expense charges.

      ++    Annualized.

      +++ The total return does not reflect load fees in conjunction with the redemption of units.

      #     Not annualized.

      ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements

                                                                      GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                         ----------------------------------------------------------------------
                                                                                  COMPASS 2
                                                         ----------------------------------------------------------------------
                                                           SIX MONTHS
                                                              ENDED                  YEAR ENDED DECEMBER 31,
                                                         JUNE 30, 2002   ------------------------------------------------------
                                                           (UNAUDITED)    2001        2000        1999        1998       1997
                                                             -------     -------     -------     -------     -------    -------
Per unit data:*
   Net asset value-- beginning of period                     $ 18.65     $ 19.38     $ 19.46     $ 20.83     $ 18.28    $ 18.68
                                                             -------     -------     -------     -------     -------    -------
   Investment income@@                                       $  0.43     $  0.95     $  1.14     $  1.09     $  1.08    $  1.16
   Expenses                                                     0.25        0.50        0.47        0.48        0.45       0.42
                                                             -------     -------     -------     -------     -------    -------
     Net investment income@                                  $  0.18     $  0.45     $  0.67     $  0.61     $  0.63    $  0.74
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions              1.58      (1.18)      (0.75)      (1.98)        1.92     (1.14)
                                                             -------     -------     -------     -------     -------    -------
   Net increase (decrease) in unit value                     $  1.76     $(0.73)     $(0.08)     $(1.37)     $  2.55    $(0.40)
                                                             -------     -------     -------     -------     -------    -------
   Unit value:
   Net asset value-- end of period                           $ 20.41     $ 18.65     $ 19.38     $ 19.46     $ 20.83    $ 18.28
                                                             =======     =======     =======     =======     =======    =======
   Total Return                                           10.08%#+++  (3.74)%+++          --          --          --         --
Ratios (to average net assets):
   Expenses##                                                2.09%++      1.28%+      1.25%+      1.11%+      1.08%+     1.05%+
   Net investment income@@                                   1.71%++      2.23%+      3.50%+      3.07%+      3.33%+     3.95%+
Portfolio turnover                                               43%         72%        130%        172%        306%       338%
Number of units outstanding at
   end of period (000 Omitted)                                   138         134         167         212         296        435

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets exclusive of mortality and distribution expense charges.

     To the extent actual axpenses were over this limitation net investment income per share and the ratios would have been:

Net investment  income@@                                        0.43        0.47          --          --          --         --
Ratios (to average net assets):
   Expenses##                                                2.17%++      1.39%+          --          --          --         --
   Net investment income@@                                   1.63%++      2.12%+          --          --          --         --

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08, increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                               GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                            ----------------------------------------------------------------------
                                                                                           COMPASS 3
                                                            ----------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED                        YEAR ENDED DECEMBER 31,
                                                            JUNE 30,2002   -------------------------------------------------------
                                                             (UNAUDITED)    2001        2000        1999        1998        1997
                                                               -------     -------     -------     -------     -------     -------
Per unit data:*
   Net asset value-- beginning of period                       $ 18.27     $ 19.01     $ 19.11     $ 20.49     $ 18.01     $ 18.43
                                                               -------     -------     -------     -------     -------     -------
   Investment income@@                                         $  0.40     $  1.06     $  1.10     $  0.99     $  1.05     $  1.13
   Expenses                                                       0.24        0.58        0.48        0.44        0.43        0.44
                                                               -------     -------     -------     -------     -------     -------
     Net investment income@                                    $  0.16     $  0.48     $  0.62     $  0.55     $  0.62     $  0.69
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions                1.55      (1.22)      (0.72)      (1.93)        1.86      (1.11)
                                                               -------     -------     -------     -------     -------     -------
     Net increase (decrease) in unit value                     $  1.71     $(0.74)     $(0.10)     $(1.38)     $  2.48     $(0.42)
                                                               -------     -------     -------     -------     -------     -------
     Unit value:
   Net asset value-- end of period                             $ 19.98     $ 18.27     $ 19.01     $ 19.11     $ 20.49     $ 18.01
                                                               =======     =======     =======     =======     =======     =======
   Total Return                                             10.00%#+++  (3.88)%+++          --          --          --          --
   Ratios (to average net assets):
   Expenses##                                                  2.54%++      1.28%+      1.25%+      1.11%+      1.08%+      1.05%+
   Net investment income@@                                     1.83%++      2.23%+      3.50%+      3.07%+      3.33%+      3.95%+
Portfolio turnover                                                 43%         72%        130%        172%        306%        338%
Number of units outstanding at
   end of period (000 Omitted)                                      62          68         108         186         290         500

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets exclusive of mortality and distribution expense charges.

     To the extent actual axpenses were over this limitation net investment income per share and the ratios would have been:

Net investment income@@                                           0.40        0.50          --          --          --          --
Ratios (to average net assets):
   Expenses##                                                  2.58%++      1.39%+          --          --          --          --
   Net investment income@@                                     1.79%++      2.12%+          --          --          --          --

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.08 increase net realized and unrealized gains and losses per share by $0.08, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                                GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                           -----------------------------------------------------------------------
                                                                                        COMPASS 3 - LEVEL 2
                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002  ------------------------------------------------------
                                                              (UNAUDITED)    2001        2000        1999         1998       1997
                                                              -----------   -------     -------     -------      ------    -------
Per unit data:*
   Net asset value-- beginning of period                         $10.67     $ 11.08     $ 11.13     $ 11.91      $10.46    $ 10.68
                                                                 ------     -------     -------     -------      ------    -------
   Investment income@@                                           $ 0.24     $  0.52     $  0.65     $  1.83      $ 0.63    $  0.67
   Expenses                                                        0.13        0.27        0.27        0.78        0.25       0.24
                                                                 ------     -------     -------     -------      ------    -------
     Net investment income@                                      $ 0.11     $  0.25     $  0.38     $  1.05      $ 0.38    $  0.43
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             0.89      (0.66)      (0.43)      (1.83)        1.07     (0.65)
                                                                 ------     -------     -------     -------      ------    -------
   Net increase (decrease) in unit value                         $ 1.00     $(0.41)     $(0.05)     $(0.78)      $ 1.45    $(0.22)
                                                                 ------     -------     -------     -------      ------    -------
   Unit value:
   Net asset value-- end of period                               $11.67     $ 10.67     $ 11.08     $ 11.13      $11.91    $ 10.46
                                                                 ======     =======     =======     =======      ======    =======
   Total Return                                               9.43%#+++  (3.74)%+++          --          --          --         --
Ratios (to average net assets):
   Expenses##                                                   2.62%++      1.28%+      1.25%+      1.11%+      1.08%+     1.05%+
   Net investment income@@                                      2.11%++      2.23%+      3.50%+      3.07%+      3.33%+     3.95%+
Portfolio turnover                                                  43%         72%        130%        172%        306%       338%
Number of units outstanding at end of period (000 Omitted)          555         574         619         641         695        670

@ The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the account's operating expenses, in excess of 1.25% of average daily net assets exclusive of mortality and distribution expense charges.

     To the extent actual axpenses were over this limitation net investment income per share and the ratios would have been:

Net investment income@@                                            0.24        0.26          --          --          --         --
Ratios (to average net assets):
   Expenses##                                                   2.65%++       1.40%          --          --          --         --
   Net investment income@@                                      2.09%++       2.12%          --          --          --         --

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.41%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                           ----------------------------------------------------------------------
                                                                                              COMPASS 2
                                                           ----------------------------------------------------------------------
                                                           SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002   ----------------------------------------------------
                                                              (UNAUDITED)     2001        2000        1999        1998      1997
                                                                -------      ------     -------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                        $ 33.45      $31.52     $ 28.52     $ 29.42     $ 27.54   $ 25.67
                                                                -------      ------     -------     -------     -------   -------
   Investment income@@                                          $  1.00      $ 2.18     $  2.17     $  2.05     $  1.88   $  1.94
   Expenses                                                        0.33        0.66        0.57        0.56        0.55      0.52
                                                                -------      ------     -------     -------     -------   -------
     Net investment income                                      $  0.67      $ 1.52     $  1.60     $  1.49     $  1.33   $  1.42
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                             0.39        0.41        1.40      (2.39)        0.55      0.45
                                                                -------      ------     -------     -------     -------   -------
   Net increase (decrease) in unit value                        $  1.06      $ 1.93     $  3.00     $(0.90)     $  1.88   $  1.87
                                                                -------      ------     -------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                              $ 34.51      $33.45     $ 31.52     $ 28.52     $ 29.42   $ 27.54
                                                                =======      ======     =======     =======     =======   =======
   Total Return                                               3.65%#+++    6.12%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                   1.89%++      0.66%+      0.64%+      0.63%+      0.62%+    0.66%+
   Net investment income@@                                      3.91%++      4.42%+      5.28%+      5.06%+      4.61%+    5.31%+
Portfolio turnover                                                  66%         89%         51%         75%        137%      168%
Number of units outstanding at end of period (000 Omitted)        2,884       3,043       3,210       4,228       4,751     5,613

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements

                                                                                GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                              ------------------------------------------------------------------
                                                                                              COMPASS 3
                                                              ------------------------------------------------------------------
                                                                SIX MONTHS
                                                                ENDED YEAR                       ENDED DECEMBER 31,
                                                              JUNE 30, 2002  ---------------------------------------------------
                                                               (UNAUDITED)     2001       2000       1999       1998      1997
                                                                  ------     -------     -------    -------    -------   -------
Per unit data:*
   Net asset value-- beginning of period                          $23.43     $ 22.11     $ 20.02    $ 20.67    $ 19.37   $ 18.08
                                                                  ------     -------     -------    -------    -------   -------
   Investment income                                              $ 0.69     $  1.59     $  1.48    $  1.41    $  1.33   $  1.37
   Expenses                                                         0.23        0.51        0.41       0.41       0.41      0.38
                                                                  ------     -------     -------    -------    -------   -------
     Net investment income@@                                      $ 0.46     $  1.08     $  1.07    $  1.00    $  0.92   $  0.99
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              0.27        0.24        1.02     (1.65)       0.38      0.30
                                                                  ------     -------     -------    -------    -------   -------
   Net increase (decrease) in unit value                          $ 0.73     $  1.32     $  2.09    $(0.65)    $  1.30   $  1.29
                                                                  ------     -------     -------    -------    -------   -------
   Unit value:
   Net asset value-- end of period                                $24.16     $ 23.43     $ 22.11    $ 20.02    $ 20.67   $ 19.37
                                                                  ======     =======     =======    =======    =======   =======
   Total Return                                                3.60%#+++    6.01%+++          --         --         --        --
Ratios (to average net assets):
   Expenses##                                                    1.97%++      0.66%+      0.64%+     0.63%+     0.62%+    0.66%+
   Net investment income@@                                       3.74%++      4.42%+      5.28%+     5.06%+     4.61%+    5.31%+
Portfolio turnover                                                   66%         89%         51%        75%       137%      168%
Number of units outstanding at end of period (000 Omitted)           238         254         398        701        851     1,129

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                              ------------------------------------------------------------------
                                                                                          COMPASS 3 - LEVEL 2
                                                              ------------------------------------------------------------------
                                                               SIX MONTHS
                                                                ENDED YEAR                     ENDED DECEMBER 31,
                                                              JUNE 30, 2002
                                                               (UNAUDITED)    2001        2000       1999       1998      1997
                                                                 -------     -------     -------    -------    -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 13.66     $ 12.87     $ 11.64    $ 12.00    $ 11.23   $ 10.46
                                                                 -------     -------     -------    -------    -------   -------
   Investment income@@                                           $  0.40     $  0.83     $  0.88    $  0.83    $  0.76   $  0.79
   Expenses                                                         0.13        0.25        0.23       0.22       0.22      0.21
                                                                 -------     -------     -------    -------    -------   -------
     Net investment income                                       $  0.27     $  0.58     $  0.65    $  0.61    $  0.54   $  0.58
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                              0.17        0.21        0.58     (0.97)       0.23      0.19
                                                                 -------     -------     -------    -------    -------   -------
   Net increase (decrease) in unit value                         $  0.44     $  0.79     $  1.23    $(0.36)    $  0.77   $  0.77
                                                                 -------     -------     -------    -------    -------   -------
   Unit value:
   Net asset value-- end of period                               $ 14.10     $ 13.66     $ 12.87    $ 11.64    $ 12.00   $ 11.23
                                                                 =======     =======     =======    =======    =======   =======
   Total Return                                                3.19%#+++    6.17%+++          --         --         --        --
Ratios (to average net assets):
   Expenses##                                                    1.86%++      0.66%+      0.64%+     0.63%+     0.62%+    0.66%+
   Net investment income@@                                       3.92%++      4.42%+      5.28%+     5.06%+     4.61%+    5.31%+
Portfolio turnover                                                   66%         89%         51%        75%       137%      168%
Number of units outstanding at end of period (000 Omitted)         1,564       1,617       1,542      1,641      1,532     1,319


@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements

                                                                                      HIGH YIELD VARIABLE ACCOUNT
                                                              --------------------------------------------------------------------
                                                                                              COMPASS 2
                                                              --------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2002  -----------------------------------------------------
                                                               (UNAUDITED)     2001        2000        1999        1998      1997
                                                                 -------     -------     -------     -------     -------    ------
Per unit data:*
   Net asset value-- beginning of period                         $ 28.97     $ 29.88     $ 33.63     $ 31.97     $ 32.65    $29.07
                                                                 -------     -------     -------     -------     -------    ------
   Investment income@@                                           $  1.55     $  3.68     $  3.79     $  3.42     $  3.30    $ 3.02
   Expenses                                                         0.31        0.70        0.72        0.73        0.71      0.66
                                                                 -------     -------     -------     -------     -------    ------
     Net investment income                                       $  1.24     $  2.98     $  3.07     $  2.69     $  2.59    $ 2.36
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                (2.32)      (3.89)      (6.82)      (1.03)      (3.27)      1.22
                                                                 -------     -------     -------     -------     -------    ------
   Net increase (decrease) in unit value                         $(1.08)     $(0.91)     $(3.75)     $  1.66     $(0.68)    $ 3.58
                                                                 -------     -------     -------     -------     -------    ------
   Unit value:
   Net asset value-- end of period                               $ 27.89     $ 28.97     $ 29.88     $ 33.63     $ 31.97    $32.65
                                                                 =======     =======     =======     =======     =======    ======
   Total Return                                              (3.69)%#+++  (3.05)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.14%++      0.90%+      0.89%+      0.90%+      0.86%+    0.86%+
   Net investment income@@                                       8.49%++      9.16%+      9.00%+      7.93%+      7.66%+    7.47%+
Portfolio turnover                                                  100%        103%        109%        153%        174%      164%
Number of units outstanding at end of period (000 Omitted)         2,102       2,328       2,677       3,065       3,667     4,424

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                                                                                      HIGH YIELD VARIABLE ACCOUNT
                                                              --------------------------------------------------------------------
                                                                                                COMPASS 3
                                                              --------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                     YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2002  -----------------------------------------------------
                                                               (UNAUDITED)     2001        2000        1999        1998      1997
                                                                 -------     -------    --------     -------    --------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 21.35     $ 22.04    $  24.83     $ 23.63    $  24.15   $ 21.53
                                                                 -------     -------    --------     -------    --------   -------
   Investment income@@                                           $  1.12     $  3.18    $   2.73     $  2.45    $   2.30   $  2.24
   Expenses                                                         0.24        0.64        0.56        0.55        0.53      0.52
                                                                 -------     -------    --------     -------    --------   -------
     Net investment income                                       $  0.88     $  2.54    $   2.17     $  1.90    $   1.77   $  1.72
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (1.69)      (3.23)      (4.96)      (0.70)      (2.29)      0.90
                                                                 -------     -------    --------     -------    --------   -------
   Net increase (decrease) in unit value                         $(0.81)     $(0.69)    $ (2.79)     $  1.20    $ (0.52)   $  2.62
                                                                 -------     -------    --------     -------    --------   -------
   Unit value:
   Net asset value-- end of period                               $ 20.54     $ 21.35    $  22.04     $ 24.83    $  23.63   $ 24.15
                                                                 =======     =======    ========     =======    ========   =======
   Total Return                                              (3.74)%#+++  (3.15)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.27%++      0.90%+      0.89%+      0.90%+      0.86%+    0.86%+
   Net investment income@@                                       8.36%++      9.16%+      9.00%+      7.93%+      7.66%+    7.47%+
Portfolio turnover                                                  100%        103%        109%        153%        174%      164%
Number of units outstanding at end of period (000 Omitted)          1.67         231         297         427         665     1,209

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                      HIGH YIELD VARIABLE ACCOUNT
                                                              --------------------------------------------------------------------
                                                                                          COMPASS 3 - LEVEL 2
                                                              --------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2002  -----------------------------------------------------
                                                               (UNAUDITED)    2001        2000        1999        1998      1997
                                                                 -------     -------     -------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 11.38     $ 11.73     $ 13.19     $ 12.54     $ 12.79   $ 11.39
                                                                 -------     -------     -------     -------     -------   -------
   Investment income@@                                           $  0.62     $  0.78     $  1.53     $  1.41     $  1.18   $  1.19
   Expenses                                                         0.12        0.15        0.29        0.30        0.26      0.26
                                                                 -------     -------     -------     -------     -------   -------
     Net investment income                                       $  0.50     $  0.63     $  1.24     $  1.11     $  0.92   $  0.93
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (0.93)      (0.98)      (2.70)      (0.46)      (1.17)      0.47
                                                                 -------     -------     -------     -------     -------   -------
   Net increase (decrease) in unit value                         $(0.43)     $(0.35)     $(1.46)     $  0.65     $(0.25)   $  1.40
                                                                 -------     -------     -------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                               $ 10.95     $ 11.38     $ 11.73     $ 13.19     $ 12.54   $ 12.79
                                                                 =======     =======     =======     =======     =======   =======
   Total Return                                              (3.72)%#+++  (3.01)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.26%++      0.90%+      0.89%+      0.90%+      0.86%+    0.86%+
   Net investment income@@                                       8.80%++      9.16%+      9.00%+      7.93%+      7.66%+    7.47%+
Portfolio turnover                                                  100%        103%        109%        153%        174%      164%
Number of units outstanding at end of period (000 Omitted)           822       1,131       2,619       1,001         971     2,042

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share and, increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                   MANAGED SECTORS VARIABLE ACCOUNT
                                                            ----------------------------------------------------------------------
                                                                                               COMPASS 2
                                                            ----------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                              JUNE 30, 2002 ------------------------------------------------------
                                                               (UNAUDITED)    2001        2000        1999        1998      1997
                                                                 -------    --------    --------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 46.12    $  72.31    $  92.86     $ 50.49     $ 45.45   $ 36.59
                                                                 -------    --------    --------     -------     -------   -------
   Investment income                                             $  0.10    $   0.47    $   0.63     $  0.49     $  0.26   $  0.24
   Expenses                                                         0.44        1.18        1.82        1.24        0.99      0.88
                                                                 -------    --------    --------     -------     -------   -------
     Net investment loss                                         $(0.34)    $ (0.71)    $ (1.19)     $(0.75)     $(0.73)   $(0.64)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (6.70)     (25.48)     (19.36)       43.12        5.77      9.50
                                                                 -------    --------    --------     -------     -------   -------
   Net increase (decrease) in unit value                         $(7.04)    $(26.19)    $(20.55)     $ 42.37     $  5.04   $  8.86
                                                                 -------    --------    --------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                               $ 39.08    $  46.12    $  72.31     $ 92.86     $ 50.49   $ 45.45
                                                                 =======    ========    ========     =======     =======   =======
   Total Return                                             (16.83)%#+++ (36.23)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.00%++      0.88%+      0.83%+      0.84%+      0.84%+    0.85%+
   Net investment loss                                         (1.54)%++    (1.32)%+    (1.39)%+    (1.30)%+    (1.59)%+  (1.60)%+
Portfolio turnover                                                  131%        295%        447%        417%        159%      103%
Number of units outstanding at end of period (000 Omitted)           506         573         697         686         681       736

                                                                                      MANAGED SECTORS VARIABLE ACCOUNT
                                                            ----------------------------------------------------------------------
                                                                                                COMPASS 3
                                                            ----------------------------------------------------------------------
                                                             SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002  ------------------------------------------------------
                                                               (UNAUDITED)    2001        2000        1999        1998      1997
                                                                 -------    --------    --------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 45.49    $  71.43    $  91.87     $ 50.02     $ 45.10   $ 36.36
                                                                 -------    --------    --------     -------     -------   -------
   Investment income                                             $  0.10    $   0.49    $   0.60     $  0.47     $  0.25   $  0.23
   Expenses                                                         0.46        1.30        1.91        1.29        1.04      0.93
                                                                 -------    --------    --------     -------     -------   -------
     Net investment loss                                         $(0.36)    $ (0.81)    $ (1.31)     $(0.82)     $(0.79)   $(0.70)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (6.61)     (25.13)     (19.13)       42.67        5.71      9.44
                                                                 -------    --------    --------     -------     -------   -------
   Net increase (decrease) in unit value                         $(6.97)    $(25.94)    $(20.44)     $ 41.85     $  4.92   $  8.74
                                                                 -------    --------    --------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                               $ 38.52    $  45.49    $  71.43     $ 91.87     $ 50.02   $ 45.10
                                                                 =======    ========    ========     =======     =======   =======
   Total Return                                             (16.89)%#+++ (36.32)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.19%++      0.88%+      0.83%+      0.84%+      0.84%+    0.85%+
   Net investment loss                                         (1.72)%++    (1.32)%+    (1.39)%+    (1.30)%+    (1.59)%+  (1.60)%+
Portfolio turnover                                                  131%        295%        447%        417%        159%      103%
Number of units outstanding at end of period (000 Omitted)           342         390         576         785         988     1,258


                                                                                    MANAGED SECTORS VARIABLE ACCOUNT
                                                           -----------------------------------------------------------------------
                                                                                            COMPASS 3 - LEVEL 2
                                                           -----------------------------------------------------------------------
                                                           SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002    -----------------------------------------------------
                                                               (UNAUDITED)     2001        2000        1999        1998      1997
                                                                 -------     -------     -------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 14.68     $ 23.01     $ 29.55     $ 16.07     $ 14.47   $ 11.64
                                                                 -------     -------     -------     -------     -------   -------
   Investment income                                             $  0.03     $  0.14     $  0.20     $  0.16     $  0.09   $  0.08
   Expenses                                                         0.14        0.35        0.58        0.40        0.33      0.30
                                                                 -------     -------     -------     -------     -------   -------
     Net investment loss                                         $(0.11)     $(0.21)     $(0.38)     $(0.24)     $(0.24)   $(0.22)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (2.13)      (8.12)      (6.16)       13.72        1.84      3.05
                                                                 -------     -------     -------     -------     -------   -------
   Net increase (decrease) in unit value                         $(2.24)     $(8.33)     $(6.54)     $ 13.48     $  1.60   $  2.83
                                                                 -------     -------     -------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                               $ 12.44     $ 14.68     $ 23.01     $ 29.55     $ 16.07   $ 14.47
                                                                 =======     =======     =======     =======     =======   =======
   Total Return                                             (15.27)%#+++ (36.23)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.08%++      0.88%+      0.83%+      0.84%+      0.84%+    0.85%+
   Net investment loss                                         (1.60)%++    (1.32)%+    (1.39)%+    (1.30)%+    (1.59)%+  (1.60)%+
Portfolio turnover                                                  131%        295%        447%        417%        159%      103%
Number of units outstanding at end of period (000 Omitted)         3,369       3,559       3,548       3,115       2,542     2,156

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

                       See notes to financial statements.

                                                                                      MONEY MARKET VARIABLE ACCOUNT
                                                            ----------------------------------------------------------------------
                                                                                              COMPASS 2
                                                            ----------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                        YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002    -----------------------------------------------------
                                                              (UNAUDITED)      2001        2000        1999        1998      1997
                                                                 -------     -------     -------     -------     -------   -------
Per unit data:*
   Net asset value-- beginning of period                         $ 20.34     $ 19.86     $ 19.00     $ 18.39     $ 17.75   $ 17.11
                                                                 -------     -------     -------     -------     -------   -------
   Investment income                                             $  0.20     $  0.95     $  1.23     $  0.96     $  0.99   $  0.96
   Expenses                                                         0.20        0.47        0.37        0.35        0.35      0.32
                                                                 -------     -------     -------     -------     -------   -------
     Net investment income                                       $    --     $  0.48     $  0.86     $  0.61     $  0.64   $  0.64
                                                                 -------     -------     -------     -------     -------   -------
   Net increase in unit value                                    $    --     $  0.48     $  0.86     $  0.61     $  0.64   $  0.64
                                                                 -------     -------     -------     -------     -------   -------
   Unit value:
   Net asset value-- end of period                               $ 20.34     $ 20.34     $ 19.86     $ 19.00     $ 18.39   $ 17.75
                                                                 =======     =======     =======     =======     =======   =======
   Total Return                                              (0.01)%#+++    2.41%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    1.94%++      0.65%+      0.60%+      0.58%+      0.59%+    0.59%+
   Net investment income                                         0.02%++      2.51%+      4.45%+      3.25%+      3.58%+    3.56%+
Number of units outstanding at end of period (000 Omitted)         1,862       1,986       3,304       3,749       4,123     4,639


                                                                                      MONEY MARKET VARIABLE ACCOUNT
                                                             ---------------------------------------------------------------------
                                                                                                COMPASS 3
                                                             ---------------------------------------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                        YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002    ----------------------------------------------------
                                                               (UNAUDITED)     2001        2000        1999        1998      1997
                                                                 -------      ------      ------      ------      ------    ------
Per unit data:*
   Net asset value-- beginning of period                         $ 16.71      $16.33      $15.64      $15.15      $14.64    $14.13
                                                                 -------      ------      ------      ------      ------    ------
   Investment income                                             $  0.16      $ 0.79      $ 1.00      $ 0.78      $ 0.82    $ 0.78
   Expenses                                                         0.17        0.41        0.31        0.29        0.31      0.27
                                                                 -------      ------      ------      ------      ------    ------
     Net investment income                                       $(0.01)      $ 0.38      $ 0.69      $ 0.49      $ 0.51    $ 0.51
                                                                 -------      ------      ------      ------      ------    ------
   Net increase in unit value                                    $(0.01)      $ 0.38      $ 0.69      $ 0.49      $ 0.51    $ 0.51
                                                                 -------      ------      ------      ------      ------    ------
   Unit value:
   Net asset value-- end of period                               $ 16.70      $16.71      $16.33      $15.64      $15.15    $14.64
                                                                 =======      ======      ======      ======      ======    ======
   Total Return                                              (0.06)%#+++    2.31%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.05%++      0.65%+      0.60%+      0.58%+      0.59%+    0.59%+
   Net investment income                                       (0.10)%++      2.51%+      4.45%+      3.25%+      3.58%+    3.56%+
Number of units outstanding at end of period (000 Omitted)           219         222         468         863       1,370     1,160


                                                                                      MONEY MARKET VARIABLE ACCOUNT
                                                            ----------------------------------------------------------------------
                                                                                           COMPASS 3 - LEVEL 2
                                                            ----------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                        YEAR ENDED DECEMBER 31,
                                                            JUNE 30, 2002    ----------------------------------------------------
                                                             (UNAUDITED)      2001        2000        1999        1998      1997
                                                                ------       ------      ------      ------      ------    ------
Per unit data:*
   Net asset value-- beginning of period                          $12.47      $12.17      $11.64      $11.26      $10.86    $10.47
                                                                  ------      ------      ------      ------      ------    ------
   Investment income                                              $ 0.11      $ 0.71      $ 0.74      $ 0.58      $ 0.61    $ 0.58
   Expenses                                                         0.11        0.41        0.21        0.20        0.21      0.19
                                                                  ------      ------      ------      ------      ------    ------
     Net investment income                                        $ 0.00      $ 0.30      $ 0.53      $ 0.38      $ 0.40    $ 0.39
                                                                  ------      ------      ------      ------      ------    ------
   Net increase in unit value                                     $ 0.00      $ 0.30      $ 0.53      $ 0.38      $ 0.40    $ 0.39
                                                                  ------      ------      ------      ------      ------    ------
   Unit value:
   Net asset value-- end of period                                $12.47      $12.47      $12.17      $11.64      $11.26    $10.86
                                                                  ======      ======      ======      ======      ======    ======
   Total Return                                                0.02%#+++    2.46%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    1.85%++      0.65%+      0.60%+      0.58%+      0.59%+    0.59%+
   Net investment income                                         0.06%++      2.51%+      4.45%+      3.25%+      3.58%+    3.56%+
Number of units outstanding at end of period (000 Omitted)         2,999       2,835       1,562       3,875       3,141     1,104

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                                      TOTAL RETURN VARIABLE ACCOUNT
                                                             ---------------------------------------------------------------------
                                                                                              COMPASS 2
                                                             ---------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                      YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002   -----------------------------------------------------
                                                               (UNAUDITED)     2001        2000        1999        1998      1997
                                                                 -------     -------      ------     -------      ------    ------
Per unit data:*
   Net asset value-- beginning of period                         $ 38.56     $ 39.13      $33.73     $ 33.25      $30.16    $25.04
                                                                 -------     -------      ------     -------      ------    ------
   Investment income@@                                           $  0.72     $  1.51      $ 1.46     $  1.37      $ 1.39    $ 1.37
   Expenses                                                         0.40        0.83        0.73        0.70        0.68      0.61
                                                                 -------     -------      ------     -------      ------    ------
     Net investment income                                       $  0.32     $  0.68      $ 0.73     $  0.67      $ 0.71    $ 0.76
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                            (1.13)      (1.25)        4.67      (0.19)        2.38      4.36
                                                                 -------     -------      ------     -------      ------    ------
   Net increase (decrease) in unit value                         $(0.81)     $(0.57)      $ 5.40     $  0.48      $ 3.09    $ 5.12
                                                                 -------     -------      ------     -------      ------    ------
   Unit value:
   Net asset value-- end of period                               $ 37.75     $ 38.56      $39.13     $ 33.73      $33.25    $30.16
                                                                 =======     =======      ======     =======      ======    ======
   Total Return                                              (2.24)%#+++  (1.44)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    1.99%++      0.85%+      0.83%+      0.83%+      0.82%+    0.83%+
   Net investment income@@                                       1.59%++      1.67%+      2.02%+      1.90%+      2.10%+    2.32%+
Portfolio turnover                                                   37%        104%        105%        106%        125%      111%
Number of units outstanding at end of period (000 Omitted)         2,024       2,080       2,240       2,925       3,495     3,956

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

                                                                              TOTAL RETURN VARIABLE ACCOUNT
                                                             ---------------------------------------------------------------------
                                                                                        COMPASS 3
                                                             ---------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                       YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002   -----------------------------------------------------
                                                               (UNAUDITED)    2001        2000        1999        1998      1997
                                                                 -------     -------      ------     -------      ------    ------
Per unit data:*
   Net asset value-- beginning of period                         $ 37.77     $ 38.38      $33.13     $ 32.71      $29.71    $24.71
                                                                 -------     -------      ------     -------      ------    ------
   Investment income@@                                           $  0.69     $  1.60      $ 1.40     $  1.32      $ 1.30    $ 1.15
   Expenses                                                         0.41        0.94        0.75        0.73        0.68      0.59
                                                                 -------     -------      ------     -------      ------    ------
     Net investment income                                       $  0.28     $  0.66      $ 0.65     $  0.59      $ 0.62    $ 0.56
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions                (1.11)      (1.27)        4.60      (0.17)        2.38      4.44
                                                                 -------     -------      ------     -------      ------    ------
   Net increase (decrease) in unit value                         $(0.83)     $(0.61)      $ 5.25     $  0.42      $ 3.00    $ 5.00
                                                                 -------     -------      ------     -------      ------    ------
   Unit value:
   Net asset value-- end of period                               $ 36.94     $ 37.77      $38.38     $ 33.13      $32.71    $29.71
                                                                 =======     =======      ======     =======      ======    ======
   Total Return                                              (2.31)%#+++  (1.59)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.16%++      0.85%+      0.83%+      0.83%+      0.82%+    0.83%+
   Net investment income@@                                       1.46%++      1.67%+      2.02%+      1.90%+      2.10%+    2.32%+
Portfolio turnover                                                   37%        104%        105%        106%        125%      111%
Number of units outstanding at end of period (000 Omitted)           734         838       1,253       2,125       2,943     4,024

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.


                                                                                     TOTAL RETURN VARIABLE ACCOUNT
                                                             ---------------------------------------------------------------------
                                                                                         COMPASS 3 - LEVEL 2
                                                             ---------------------------------------------------------------------
                                                              SIX MONTHS
                                                                 ENDED                       YEAR ENDED DECEMBER 31,
                                                             JUNE 30, 2002   -----------------------------------------------------
                                                              (UNAUDITED)      2001        2000        1999        1998      1997
                                                                 -------     -------      ------     -------      ------    ------
Per unit data:*
   Net asset value-- beginning of period                         $ 18.18     $ 18.45      $15.90     $ 15.68      $14.22    $11.81
                                                                 -------     -------      ------     -------      ------    ------
   Investment income@@                                           $  0.33     $  0.69      $ 0.68     $  0.64      $ 0.63    $ 0.57
   Expenses                                                         0.19        0.38        0.34        0.33        0.31      0.27
                                                                 -------     -------      ------     -------      ------    ------
     Net investment income                                       $  0.14     $  0.31      $ 0.34     $  0.31      $ 0.32    $ 0.30
     Net realized and unrealized gain (loss)
       on investments and foreign currency transactions           (0.52)      (0.58)        2.21      (0.09)        1.14      2.11
                                                                 -------     -------      ------     -------      ------    ------
   Net increase (decrease) in unit value                         $(0.38)     $(0.27)      $ 2.55     $  0.22      $ 1.46    $ 2.41
                                                                 -------     -------      ------     -------      ------    ------
   Unit value:
   Net asset value-- end of period                               $ 17.80     $ 18.18      $18.45     $ 15.90      $15.68    $14.22
                                                                 =======     =======      ======     =======      ======    ======
   Total Return                                              (2.12)%#+++  (1.44)%+++          --          --          --        --
Ratios (to average net assets):
   Expenses##                                                    2.05%++      0.85%+      0.83%+      0.83%+      0.82%+    0.83%+
   Net investment income@@                                       1.60%++      1.67%+      2.02%+      1.90%+      2.10%+    2.32%+
Portfolio turnover                                                   37%        104%        105%        106%        125%      111%
Number of units outstanding at end of period (000 Omitted)         6,531       6,537       6,382       6,729       6,702     5,260

@@ As required, effective January 1, 2001 the account adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

* Per unit data are based on the average number of units outstanding during each year.

+ Excluding mortality and expense risk charges and distribution expense charges.

++   Annualized.

+++ The total return does not reflect load fees in conjunction with the redemption of units.

#    Not annualized.

##   Ratios do not reflect reductions from certain expense offset arrangements.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) ORGANIZATION

Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, non-diversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, Managed Sectors Variable Account and Total Return Variable Account can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Board of Mangers.

REPURCHASE AGREEMENTS - Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS - Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the account. The account, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable account's management on the direction of interest rates.

FUTURES CONTRACTS - Certain variable accounts may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each variable account is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the variable account each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the variable account. Each variable account's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the variable account's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the variable account has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest rates or exchange rates or securities prices move unexpectedly, the variable account may not achieve the anticipated benefits of the futures contracts and may realize a loss.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The accounts may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FEDERAL INCOME TAXES - The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed. The Government Securities Variable Account may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The variable account holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable account may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable account's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

FEES PAID INDIRECTLY - The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                   CAPITAL        GLOBAL        GOVERNMENT       HIGH        MANAGED       MONEY       TOTAL
                                APPRECIATION    GOVERNMENTS     SECURITIES       YIELD       SECTORS      MARKET      RETURN
                                  VARIABLE       VARIABLE        VARIABLE      VARIABLE     VARIABLE     VARIABLE    VARIABLE
                                   ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT     ACCOUNT
------------------------------------------------------------------------------------------------------------------------------
Balance credits                    $  475            $254        $2,810         $2,012        $426         $182        $1,060
Directed brokerage credits          6,962              --            --             --          --           --         5,831
                                   ------            ----        ------         ------        ----         ----        ------
                                   $7,437            $254        $2,810         $2,012        $426         $182        $6,891
                                   ======            ====        ======         ======        ====         ====        ======

(3) CONTRACT CHARGES

The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 - Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) ANNUITY RESERVES

Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(5) MANAGEMENT AGREEMENTS

The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:

                                                        ANNUAL RATE OF MANAGEMENT FEE    ANNUAL RATE OF MANAGEMENT FEE
                                                              BASED ON AVERAGE                 BASED ON AVERAGE
                                                              DAILY NET ASSETS                 DAILY NET ASSETS
                                                         NOT EXCEEDING $300 MILLION        IN EXCESS OF $300 MILLION
-----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                              0.75%                             0.675%
Global Governments Variable Account                                0.75%                             0.675%
Government Securities Variable Account                             0.55%                             0.495%
High Yield Variable Account                                        0.75%                             0.675%
Managed Sectors Variable Account                                   0.75%                             0.675%
Money Market Variable Account                                      0.50%                             0.500%
Total Return Variable Account                                      0.75%                             0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

ADMINISTRATOR - The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts pay MFS an administrative fee at the following annual percentages of the accounts' average daily net assets:

                      First $2 billion                                       0.0175%
                      Next $2.5 billion                                      0.0130%
                      Next $2.5 billion                                      0.0005%
                      In excess of $7 billion                                0.0000%

(6) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:

                                                                          PURCHASES               SALES
-----------------------------------------------------------------------------------------------------------
Capital Appreciation Variable Account                                  $  162,689,496        $  179,512,244
Global Governments Variable Account                                         1,207,808             1,702,887
Government Securities Variable Account                                        700,000               590,796
High Yield Variable Account                                                82,250,626            90,833,357
Managed Sectors Variable Account                                          105,930,911           118,223,886
Money Market Variable Account*                                          2,147,373,288         2,134,371,000
Total Return Variable Account                                              58,751,446            63,494,821

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:

                                                                        PURCHASES               SALES
--------------------------------------------------------------------------------------------------------
Global Governments Variable Account                                   $  2,329,495          $  1,912,354
Government Securities Variable Account                                  81,491,406            81,571,522
Money Market Variable Account*                                         216,470,446           230,126,486
Total Return Variable Account                                           21,182,380            23,210,667

* Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.

(7) HIGH YIELD SECURITIES AND FINANCIAL INSTRUMENTS

Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                                  NET UNREALIZED
                                                                  CONTRACTS TO      IN EXCHANGE    CONTRACTS AT    APPRECIATION
ACCOUNT                          TRANSACTION SETTLEMENT DATE     DELIVER/RECEIVE         FOR           VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Global Governments Variable           Sales        09-17-02      CAD     146,524      $ 96,569       $ 96,301       $    268
Account                                            09-17-02      DKK     716,038        90,834         94,652         (3,818)
                                                   09-17-02      GBP       4,686         6,804          7,108           (304)
                                                   09-17-02      SEK     341,344        34,804         36,849         (2,045)
                                                                                      --------       --------        -------
                                                                                      $229,011       $234,910        $(5,899)
                                                                                      ========       ========        =======
                                  Purchases        09-17-02      AUD     117,691      $ 66,500       $ 65,753        $  (747)
                                                   09-17-02      EUR     107,096       102,654        105,174          2,520
                                                                                      --------       --------        -------
                                                                                      $169,154       $170,927        $ 1,773
                                                                                      ========       ========        =======

At June 30, 2002, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to net receivables of $1,851 with Merrill Lynch, $129,440 with CS First Boston Corp, and $2,126 with UBS Warburg LLC, and a net payable of $7,456 with DB Clearing.

At June 30, 2002 forward foreign currency sales under master netting agreements for the High Yield Variable Account amounted to a net payable of $1,631 with DB Clearing.

At June 30, 2002, the Global Governments Variable Account and High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 24 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

FUTURES CONTRACTS

                                                                                                                UNREALIZED
                                                                                                               APPRECIATION
ACCOUNT                                      DESCRIPTION            EXPIRATION       CONTRACTS  POSITION       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Global Governments Variable Account      Japan Govt Bond 10yr     September 2002         2        Long             $17,362

At June 30, 2002, the Global Governments Variable Account had sufficient cash and/or securities to cover any margin requirements under these future contracts.

(8) RESTRICTED SECURITIES

Certain of the variable accounts may invest in securities which are subject to legal or contractual restrictions on resale. At December 31, 2001, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A, constituting less than 0.01% of the account's net assets which may not be publicly sold without registration under the Securities Act of 1933. The variable account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Boards of Managers.

                                                                           DATE OF      SHARE/PRINCIPAL
ACCOUNT                                          DESCRIPTION             ACQUISITION        AMOUNT          COST          VALUE
---------------------------------------------------------------------------------------------------------------------------------
High Yield Variable Account              Atlantic Gulf Communities Corp.   9/25/95          $150            $  0           $  1

(9) PARTICIPANT TRANSACTIONS

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                               SIX MONTHS ENDED JUNE 30, 2002 (000 OMITTED)
                                  ------------------------------------------------------------------------------------------------
                                                     TRANSFERS BETWEEN   WITHDRAWALS,
                                                     VARIABLE ACCOUNTS    SURRENDERS,
                                       PURCHASE          AND FIXED      ANNUITIZATIONS,         NET             NET         NET
                                       PAYMENTS         ACCUMULATION      AND CONTRACT     ACCUMULATION    ANNUITIZATION INCREASES
                                       RECEIVED           ACCOUNT           CHARGES          ACTIVITY         ACTIVITY   (DECREASE)
                                  -----------------  -----------------  ---------------   ---------------  ------------- ----------
                                  UNITS     DOLLARS  UNITS   DOLLARS    UNITS   DOLLARS   UNITS  DOLLARS      DOLLARS     DOLLARS
                                  -----     -------  -----   -------    -----  ---------  -----  --------  ------------- ----------
Capital Appreciation Variable
Account
   Compass 2 Contracts             38        $1,709    (42)  $(1,998)    (362)  $(19,214)  (366) $(19,503)    $ (97)      $(19,600)
   Compass 3 Contracts             79         2,721   (116)   (4,080)     (53)    (1,915)   (90)   (3,274)       27         (3,247)
   Compass 3 Level 2 Contracts    126         1,597    101     1,889     (465)    (6,686)  (238)   (3,200)      (29)        (3,229)
                                             ------          -------            --------         --------     -----       --------
                                             $6,027          $(4,189)           $(27,815)        $(25,977)    $ (99)      $(26,076)
                                             ======          =======            ========         ========     =====       ========
Global Government Variable
Account
   Compass 2 Contracts              3        $   45     10   $   228       (9)  $   (180)     4  $     93     $ (33)      $     60
   Compass 3 Contracts              9           149    (11)     (197)      (4)       (65)    (6)     (113)      (44)          (157)
   Compass 3 Level 2 Contracts      9            74     25       297      (53)      (570)   (19)     (199)       10           (189)
                                             ------          -------            --------         --------     -----       --------
                                             $  268          $   328            $   (815)        $   (219)    $ (67)      $   (286)
                                             ======          =======            ========         ========     =====       ========
Government Securities Variable
Account
   Compass 2 Contracts             15        $  452     (3)  $   (83)    (171)  $ (5,781)  (159) $ (5,412)    $(230)      $ (5,642)
   Compass 3 Contracts             18           420    (22)     (497)     (12)      (279)   (16)     (356)       (4)          (360)
   Compass 3 Level 2 Contracts     22           242     47       703     (122)    (1,694)   (53)     (749)      (22)          (771)
                                             ------          -------            --------         --------     -----       --------
                                             $1,114          $   123            $ (7,754)        $ (6,517)    $(256)      $ (6,773)
                                             ======          =======            ========         ========     =====       ========
High Yield Variable Account
   Compass 2 Contracts             12        $  286    (93)  $(2,633)    (145)  $ (4,176)  (226) $ (6,523)    $(153)      $ (6,676)
   Compass 3 Contracts             12           256    (56)   (1,183)     (20)      (427)   (64)   (1,354)       (2)        (1,356)
   Compass 3 Level 2 Contracts     16           162   (215)   (2,730)    (110)    (1,255)  (309)   (3,823)       (8)        (3,831)
                                             ------          -------            --------         --------     -----       --------
                                             $  704          $(6,546)           $ (5,858)        $(11,700)    $(163)      $(11,863)
                                             ======          =======            ========         ========     =====       ========
Managed Sectors Variable
Account
   Compass 2 Contracts              5        $  240    (17)  $  (725)     (55)  $ (2,370)   (67) $ (2,855)    $ (13)      $ (2,868)
   Compass 3 Contracts             31         1,241    (51)   (2,142)     (28)    (1,203)   (48)   (2,104)      (26)        (2,130)
   Compass 3 Level 2 Contracts     65           763     37       716     (292)    (3,991)  (190)   (2,512)       10         (2,502)
                                             ------          -------            --------         --------     -----       --------
                                             $2,244          $(2,151)           $ (7,564)        $ (7,471)    $ (29)      $ (7,500)
                                             ======          =======            ========         ========     =====       ========
Money Market Variable Account
   Compass 2 Contracts             12       $   226     65   $ 1,325     (201)  $ (4,079)  (124) $ (2,528)    $ (39)      $ (2,567)
   Compass 3 Contracts             34           549    (18)     (285)     (19)      (318)    (3)      (54)      (42)           (96)
   Compass 3 Level 2 Contracts     14           143    373     4,680     (223)    (2,780)   164     2,043        36          2,079
                                            -------          -------            --------         --------     -----       --------
                                            $   918          $ 5,720            $ (7,177)        $   (539)    $ (45)      $   (584)
                                            =======          =======            ========         ========     =====       ========
Total Return Variable Account
   Compass 2 Contracts             14       $   455     77   $ 3,083     (147)  $ (5,692)   (56) $ (2,154)    $ (44)      $ (2,198)
   Compass 3 Contracts             43         1,566   (101)   (3,796)     (46)    (1,729)  (104)   (3,959)     (360)        (4,319)
   Compass 3 Level 2 Contracts     83         1,301    336     6,376     (425)    (7,758)    (6)      (81)      285            204
                                            -------          -------            --------         --------     -----       --------
                                             $3,322          $ 5,663            $(15,179)        $ (6,194)    $(119)      $ (6,313)
                                            =======          =======            ========         ========     =====       ========

The changes in net assets from changes in numbers of outstanding units were as follows:


                                                               YEAR ENDED DECEMBER 31, 2001 (000 OMITTED)
                                 ------------------------------------------------------------------------------------------------
                                                    TRANSFERS BETWEEN   WITHDRAWALS,
                                                    VARIABLE ACCOUNTS    SURRENDERS,
                                      PURCHASE          AND FIXED      ANNUITIZATIONS,         NET             NET         NET
                                      PAYMENTS         ACCUMULATION      AND CONTRACT     ACCUMULATION    ANNUITIZATION INCREASES
                                      RECEIVED           ACCOUNT           CHARGES          ACTIVITY         ACTIVITY   (DECREASE)
                                 -----------------  ----------------   ---------------   ---------------  ------------- ----------
                                 UNITS     DOLLARS  UNITS   DOLLARS    UNITS   DOLLARS   UNITS  DOLLARS      DOLLARS     DOLLARS
                                 -----     -------  -----   --------   -----  ---------  -----  --------  ------------- ----------
Capital Appreciation Variable
Account
   Compass 2 Contracts             70      $ 3,899    169   $ 11,924    (717)  $(45,452)  (478)  $(29,629)   $(611)      $(30,240)
   Compass 3 Contracts            162        6,891   (383)   (16,327)   (107)    (4,750)  (328)   (14,186)      48        (14,181)
   Compass 3 Level 2 Contracts    214        3,313  1,102     20,762     894    (15,798)   422      8,277     (131)         8,189
                                           -------          --------           --------          --------    -----       --------
                                           $14,103          $ 16,359           $(66,000)         $(35,538)   $(694)      $(36,232)
                                           =======          ========           ========          ========    =====       ========
Global Government Variable
Account
   Compass 2 Contracts              3      $    40     (9)  $   (162)    (27)  $   (506)   (33)  $   (628)   $ (31)      $   (659)
   Compass 3 Contracts             13          243    (45)      (838)     (8)      (146)   (40)      (741)      (2)          (743)
   Compass 3 Level 2 Contracts     17          143     58        664    (120)    (1,308)   (45)      (501)       4           (497)
                                           -------          --------           --------          --------    -----       --------
                                           $   426          $   (336)          $ (1,960)         $ (1,870)   $ (29)      $ (1,899)
                                           =======          ========           ========          ========    =====       ========
Government Securities Variable
Account
   Compass 2 Contracts             38      $ 1,112    159   $  5,217    (364)  $(11,896)  (167)  $ (5,567)   $(436)      $ (6,003)
   Compass 3 Contracts             40          897   (145)    (3,273)    (39)      (885)  (144)    (3,261)      (5)        (3,266)
   Compass 3 Level 2 Contracts     38          459    265      3,634    (228)    (3,040)    75      1,053      (35)         1,018
                                           -------          --------           --------          --------    -----       --------
                                           $ 2,468          $  5,578           $(15,821)         $ (7,775)   $(476)      $ (8,251)
                                           =======          ========           ========          ========    =====       ========
High Yield Variable Account
   Compass 2 Contracts             24      $   664    (98)   $(3,168)   (275)  $ (8,295)   (349) $(10,799)   $(433)      $(11,232)
   Compass 3 Contracts             32          657    (60)    (1,420)    (38)      (839)    (66)   (1,602)      (1)        (1,603)
   Compass 3 Level 2 Contracts     23          228 (1,342)   (17,616)   (169)    (2,010) (1,488)  (19,398)       5        (19,393)
                                           -------          --------           --------          --------    -----       --------
                                           $ 1,549          $(22,204)          $(11,144)         $(31,799)   $(429)      $(32,228)
                                           =======          ========           ========          ========    =====       ========
Managed Sectors Variable Account
   Compass 2 Contracts             14      $   666    (54)  $ (2,898)    (84)  $ (4,314)  (124)  $ (6,546)   $  31       $ (6,515)
   Compass 3 Contracts             70        3,515   (208)   (10,814)    (48)    (2,500)  (186)    (9,799)      63         (9,736)
   Compass 3 Level 2 Contracts    116        1,682    333      5,942    (438)    (7,244)    11        380      (61)           319
                                           -------          --------           --------          --------    -----       --------
                                           $ 5,863          $ (7,770)          $(14,058)         $(15,965)   $  33       $(15,932)
                                           =======          ========           ========          ========    =====       ========
Money Market Variable Account
   Compass 2 Contracts             34      $   613   (795)  $(15,890)   (557)  $(11,243) (1,318) $(26,520)   $(173)      $(26,693)
   Compass 3 Contracts             76        1,207   (234)    (3,822)    (88)    (1,461)   (246)   (4,076)      39         (4,037)
   Compass 3 Level 2 Contracts     72          858  1,665     20,545    (464)    (5,739)  1,273    15,664      (18)        15,646
                                           -------          --------           --------          --------    -----       --------
                                           $ 2,678          $    833           $(18,443)         $(14,932)   $(152)      $(15,084)
                                           =======          ========           ========          ========    =====       ========
Total Return Variable Account
   Compass 2 Contracts             27      $   981     86   $  3,465    (273)  $(10,517)  (160)  $ (6,071)   $(869)      $ (6,940)
   Compass 3 Contracts            108        4,032   (427)   (16,073)    (96)    (3,635)  (415)   (15,676)     (30)       (15,706)
   Compass 3 Level 2 Contracts    150        2,463    967     17,914    (962)   (17,418)   155      2,959      (54)         2,905
                                           -------          --------           --------          --------    -----       --------
                                           $ 7,476          $  5,306           $(31,570)         $(18,788)   $(953)      $(19,741)
                                           =======          ========           ========          ========    =====       ========

(10) DETAILED STATEMENTS OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2002 (000 OMITTED)


                                                             CAPITAL APPRECIATION VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                  $    137        $     2        $    17        $ --         $     48       $ --        $     204
        Dividends                      764             14             92          --              270          1            1,141
                                  --------        -------        -------
        Total investment income   $    901        $    16        $   109        $ --         $    318       $  1        $   1,345
Expenses                             2,868             20            362           1              987          1            4,239
                                  --------        -------        -------        ----         --------       ----        ---------
Net investment income (loss)      $ (1,967)       $    (4)       $  (253)       $ (1)        $   (669)      $ --        $  (2,894)
                                  --------        -------        -------        ----         --------      -----        ---------
Realized and unrealized loss on
investments:
Net realized loss                 $(40,860)       $  (724)       $(4,929)       $(28)        $(14,486)      $(42)       $ (61,069)
Net unrealized loss                (28,889)          (510)        (3,494)        (20)         (10,274)       (43)         (43,230)
                                  --------        -------        -------        ----         --------       ----        ---------
Net realized and unrealized
loss on investments               $(69,749)       $(1,234)       $(8,423)       $(48)        $(24,760)      $(85)       $(104,299)
                                  --------        -------        -------        ----         --------       ----        ---------
Decrease in net assets from
operations                        $(71,716)       $(1,238)       $(8,676)       $(49)        $(25,429)      $(85)       $(107,193)
                                  ========        =======        =======        ====         ========       ====        =========

                                                          GLOBAL GOVERNMENT VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                     $   53        $ 2            $ 25            $ 0        $   134          $ 1         $215
                                     ------        ---            ----            ---        -------          ---         ----
        Total investment income      $   53        $ 2            $ 25            $ 0        $   134          $ 1         $215

Expenses                                 32         --              15             --             74           --          121
                                     ------        ---            ----            ---        -------          ---         ----
Net investment income                $   21        $ 2            $ 10            $ 0        $    60          $ 1         $ 94
                                     ------        ---            ----            ---        -------          ---         ----
Realized and unrealized loss on
investments:
Net realized loss                    $   (7)       $--            $ (3)           $--        $   (18)         $--         $(28)
Net unrealized loss                   2,826         31              98             10         (2,159)          25          831
                                     ------        ---            ----            ---        -------          ---         ----
Net realized and unrealized
loss on investments                  $2,819        $31            $ 95            $10        $(2,177)         $25         $803
                                     ------        ---            ----            ---        -------          ---         ----
Increase (decrease) in net
assets from operations               $2,840        $33            $105            $10        $(2,117)         $26         $897
                                     ======        ===            ====            ===        =======          ===         ====

                                                          GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                    $2,906          $71           $164          $  3           $635          $ 1       $3,780
                                    ------          ---           ----          ----           ----          ---       ------
        Total investment income     $2,906          $71           $164          $  3           $635          $ 1       $3,780
Expenses                               961            8             57            --            205           --        1,231
                                    ------          ---           ----          ----           ----          ---       ------
Net investment income               $1,945          $63           $107          $  3           $430          $ 1       $2,549
                                    ------          ----          ----          ----           ----          ---       ------
Realized and unrealized gain
(loss) on investments:
Net realized loss                   $  (90)        $ (2)          $ (6)         $ --           $(19)         $--       $ (117)
Net unrealized gain                  1,298           31             62             1            293            1        1,686
                                    ------         ----           ----          ----           ----          ---       ------
Net realized and unrealized
gain on investments                 $1,208          $29           $ 56          $  1           $274          $ 1       $1,569
                                    ------         ----           ----          ----           ----          ---       ------
Increase in net assets from
operations                          $3,153          $92           $163          $  4           $704          $ 2       $4,118
                                    ======          ===           ====          ====           ====          ===       ======

                                                               HIGH YIELD VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                    $ 3,316         $  82         $ 224          $--          $   922         $ 3          $ 4,547
        Dividends                        89             2             6           --               19          --              116
                                    -------         -----         -----          ---          -------         ---          -------
        Total investment income     $ 3,405         $  84         $ 230          $--          $   941         $ 3          $ 4,663
Expenses                                698             7            49           --              193          --              947
                                    -------         -----         -----          ---          -------         ---          -------
Net investment income               $ 2,707         $  77         $ 181          $--          $   748         $ 3          $ 3,716
                                    -------         -----         -----          ---          ------          ---          -------
Realized and unrealized gain
(loss) on investments:
Net realized loss                   $(6,182)        $(153)        $(413)         $--          $(1,156)        $(5)         $(7,909)
Net unrealized gain                   1,178            29            94           --               362          1            1,664
                                    -------         -----         -----          ---          --------        ----         -------
Net realized and unrealized
loss on investments                 $(5,004)        $(124)        $(319)         $--          $  (794)         $(4)        $(6,245)
                                    -------         -----         -----          ---          -------          ---         -------
Decrease in net assets from
operations                          $(2,297)        $ (47)        $(138)         $--          $   (46)         $(1)        $(2,529)
                                    =======         =====         =====          ===          =======          ===         =======


                                                               MANAGED SECTORS VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------   --------
Investment income:
        Interest                  $    14          $--           $  10          $ --         $   31         $ --       $  55
        Dividends                      41           --              26            --             84           --         151
                                  -------          ---           -----          ----         ------         ----       -----
        Total investment income   $    55          $--           $  36          $ --         $  115         $ --       $ 206
Expenses                              236            1             167            --            493           --         897
                                      ---          ---           -----          ----         -----          ----       -----
Net investment loss               $  (181)         $(1)          $(131)         $ --         $(378)         $ --       $(691)
                                  -------          ---           -----          ----         ------         ----       -----
Realized and unrealized gain
(loss) on investments:
Net realized loss                 $(2,372)        $(22)          $(1,539)         $ (5)        $(4,860)        $ (9)      $ (8,807)
Net unrealized gain (loss)         (1,233)         (12)             (793)           (3)         (2,581)         (17)        (4,639)
                                  -------         ----           -------          ----         -------         ----       --------
Net realized and unrealized
loss on investments               $(3,605)        $(34)          $(2,332)         $ (8)        $(7,441)        $(26)      $(13,446)
                                  -------         ----           -------          ----         -------         ----       --------
Decrease in net assets from
operations                        $(3,786)        $(35)          $(2,463)         $ (8)        $(7,819)        $(26)      $(14,137)
                                  =======         ====           =======          ====         =======         ====       ========

                                                             MONEY MARKET VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                    $365             $9            $34           $ 1           $287        $--            $696
                                    ----             --            ---           ---           ----        ---            ----
        Total investment income     $365             $9            $34           $ 1           $287        $--            $696
Expenses                             368              3             36            --            279         --             686
                                    ----             --            ---           ---           ----        ---            ----
Net investment income (loss)        $ (3)            $6            $(2)          $ 1           $  8        $--            $ 10
                                    ----             --            --            ---           ----        ---            ----
Increase (decrease) in net
assets from operations              $ (3)            $6            $(2)          $ 1           $  8        $--             $ 10
                                    ====             ==            ===           ===           ====        ===            =====

                                                              TOTAL RETURN VARIABLE ACCOUNT
                                 --------------------------------------------------------------------------------------------
                                          COMPASS 2                   COMPASS 3                COMPASS 3 - LEVEL 2
                                 ---------------------------  ---------------------------  ---------------------------
                                 ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION  ACCUMULATION  ANNUITIZATION    TOTAL
                                 ------------  -------------  ------------  -------------  ------------  -------------  ---------
Investment income:
        Interest                    $1,012          $ 22           $ 371         $  7        $ 1,534        $  4       $  2,950
        Dividends                      432             9             158            3            655           2          1,259
                                    ------          ----           -----         ----        -------        ----       --------
        Total investment income     $1,444          $ 31           $ 529         $ 10        $ 2,189        $  6       $  4,209
Expenses                               813             7             319            2          1,230           1          2,372
                                    ------          ----           -----         ----        -------        ----       --------
Net investment income               $  631          $ 24           $ 210         $  8        $   959        $  5       $  1,837
                                    ------          ----           -----         ----        -------        ----       --------
Realized and unrealized gain
(loss) on investments:
Net realized gain                  $  597           $ 13           $ 213         $  4        $   909        $  2       $  1,738
Net unrealized loss                 1,643            (27)           (998)          (8)        (8,964)        (23)        (8,377)
                                   ------           ----           -----         ----        -------        ----       --------
Net realized and unrealized
gain (loss) on investments         $2,240           $(14)          $(785)        $ (4)       $(8,055)       $(21)      $(6,639)
                                   ------           ----           -----         ----        -------        ----       -------
Increase (decrease) in net
assets from operations             $2,871           $ 10           $(575)        $  4        $(7,096)       $(16)      $(4,802)
                                   ======           ====           =====         ====        =======        ====       =======

(11) LINE OF CREDIT

The accounts and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the six months ended June 30, 2002, ranged from $0 to $1,145.

(12) CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the accounts' adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the accounts' did not amortize premium on debt securities.

The effect of this change for the year ended December 31, 2001 was the following:


                                                                 GLOBAL        GOVERNMENTS
                                                               GOVERNMENTS      SECURITIES        HIGH YIELD        TOTAL RETURN
                                                                VARIABLE        VARIABLE          VARIABLE           VARIABLE
                                                                 ACCOUNT         ACCOUNT           ACCOUNT            ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Decrease net investment income                                    $(45,315)      $(248,073)         $(65,167)         $(113,210)
Increase (decrease) net unrealized appreciation (depreciation)    $ 33,461       $ 202,345          $ 31,541           $ 86,258
Increase (decrease) net realized gains (losses)                   $ 11,854       $  45,728          $ 33,626           $ 26,952

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

This Compass annual report is prepared for the general information of contract owners. It is authorized for distribution only when preceded or accompanied by a prospectus.

MEMBERS OF BOARDS OF MANAGERS
AND OFFICERS

The following table presents certain information regarding the Managers and executive officers of the Accounts, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH ACCOUNTS, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

SAMUEL ADAMS** Manager (since 7/21/82) (born 10/19/25)
Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel; Warner & Stackpole (Attorneys), Partner (until 1999).

DAVID D. HORN* Manager (since 4/24/86) (born 6/7/41)
Private investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manger for the United Sates (until 1997).

C. JAMES PRIEUR* Manager, Chairman and President (since 7/29/99) (born
4/21/51)
Sun Life Assurance Company of Canada, President and Chief Operating Officer (since April 1999), General Manager, U.S. (since November 1997), Vice President of Investments (1992 to November 1997).

J. KERMIT BIRCHFIELD+ Manager (since 5/12/97) (born 1/8/40)
Consultant; Displaytech, Inc. (manufacturer of liquid crystal display technology), Managing Director; Century Partners, Inc. (investments), Managing Director: HPSC, Inc. (medical financing), Dairy Mart Convenience Stores, Inc. (convenience stores), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

DERWYN F. PHILLIPS+ Manager (since 4/24/86) (born 8/31/30)
Retired; The Gillette Company, Former Vice Chairman (until 1991).

ROBERT C. BISHOP+ Manager (born 1/13/43)
AutoImmune Inc. (pharmaceutical product development), Chairman, Director, President and Chief Executive Officer; Millipore Corporation
(purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director; One Equity Capital, Life Sciences Advisory Board Member.

FREDERICK H. DULLES+ Manager (born 3/12/42)
McFadden, Pilkington & Ward (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
2000); McDermott, Will & Emery (law firm), Partner (April 1994 to December
1996), Of Counsel (January 1997 to April 1997).

RONALD G. STEINHART+ Manager (born 6/15/40)
Private Investor; Bank One Corporation, Officer (until January 2000); Bank One, Texas, N.A., Vice Chairman and Director; Prentiss Properties Trust (real estate investment trust), Director; NCH Corporation (manufacturer and distributor), Director; United Auto Group, Inc. (retail auto dealer), Director.

HAVILAND WRIGHT+ Manager (born 7/21/48)
Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer.

JAMES R. BORDEWICK, JR.++ Assistant Secretary and Assistant Clerk (born
03/06/59)
Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

STEPHEN E. CAVAN++ Secretary and Clerk (born 11/06/53)
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY++ Assistant Treasurer (born 09/18/63)
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

ELLEN MOYNIHAN++ Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
1996)

JAMES O. YOST++ Assistant Treasurer (born 06/12/60)
Massachusetts Financial Services Company, Senior Vice President.

    All Managers currently serve as Managers of each Account and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by each Account's Unitholders on May 1, 2001.

    All of the Managers are also Trustees of MFS/Sun Life Series Trust, a Massachusetts business trust and registered investment company. The executive officers of the Accounts hold similar offices for MFS/Sun Life Series Trust and other funds in the MFS fund complex. Each Manager serves as a Manager or Trustee of 38 Accounts /Series.

    The Statement of Additional Information contains further information about the Managers and is available without charge upon request, by calling 1-800-752-7215.



SUN LIFE ASSURANCE COMPANY
OF CANADA (U.S.)
ANNUITY SERVICE MAILING ADDRESS
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875



ACCOUNT INFORMATION
For account information, please call toll free: 1-800-752-7218 anytime from a touch-tone telephone.
To speak with a customer service representative, please call toll free:
1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.



(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").

* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.

+   Independent Member

++  MFS Investment Management(R)

(C) 2002 MFS Investment Management(R).

    MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.



                                                                COUS-3 08/02 700